As filed with the Securities and Exchange Commission on May 1, 2004.
                                                       Registration No. 33-91938
                                                               File No. 811-9044

--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 15

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

__ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
 X  on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485
---

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in a Variable Universal Life Account under individual flexible premium variable universal life policies

                                    VARITRAK
                        VARIABLE UNIVERSAL LIFE INSURANCE
                               P R O S P E C T U S
                                DATED MAY 1, 2004


NATIONAL LIFE INSURANCE COMPANY
                     Home Office: National Life Drive, Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT               Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at a guaranteed rate of at least 4%. The separate account currently has forty nine subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

----------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NL CAPITAL              MANAGED BY                       MANAGED BY AMERICAN CENTURY      MANAGED BY THE DREYFUS
MANAGEMENT, INC.                   FRED ALGER MANAGEMENT, INC.      INVESTMENT MANAGEMENT, INC       CORPORATION
----------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST   ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE        DREYFUS VARIABLE
                                                                    PORTFOLIOS, INC.                 INVESTMENT FUND
 COMMON STOCK FUND                 GROWTH PORTFOLIO                   VP INCOME & GROWTH PORTFOLIO     APPRECIATION PORTFOLIO
 MID CAP GROWTH FUND               LEVERAGED ALLCAP PORTFOLIO         VP VALUE PORTFOLIO               DEVELOPING LEADERS
 SMALL COMPANY FUND                SMALL CAPITALIZATION PORTFOLIO     VP ULTRA PORTFOLIO                 PORTFOLIO
 GROWTH INDEX FUND                                                    VP VISTA PORTFOLIO               DREYFUS QUALITY BOND
 BALANCED FUND                                                        VP INTERNATIONAL PORTFOLIO         PORTFOLIO
 BOND FUND                                                            VP INFLATION PROTECTION
 MONEY MARKET FUND                                                       PORTFOLIO                   DREYFUS SOCIALLY RESPONSIBLE
                                                                                                       GROWTH FUND, INC.
----------------------------------------------------------------------------------------------------------------------------------
MANAGED BY FIDELITY MANAGEMENT     MANAGED BY FRANKLIN TEMPLETON    MANAGED BY A I M ADVISORS,       MANAGED BY J.P. MORGAN
& RESEARCH COMPANY                 INVESTMENTS                      INC.: SUBADVISED BY INVESCO      INVESTMENT MANAGEMENT INC.
                                                                    INSTITUTIONAL (N.A.), INC.
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        FRANKLIN TEMPLETON VARIABLE      AIM VARIABLE INSURANCE FUNDS     J.P. MORGAN SERIES TRUST II
PRODUCT FUNDS                      INSURANCE PRODUCTS TRUST
   CONTRAFUND PORTFOLIO(R)            MUTUAL SHARES SECURITIES FUND   INVESCO VIF - DYNAMICS FUND      JP MORGAN INTERNATIONAL
   EQUITY INCOME PORTFOLIO            FRANKLIN SMALL CAP VALUE        INVESCO VIF - HEALTH                EQUITY PORTFOLIO
   GROWTH PORTFOLIO                     SECURITIES FUND                  SCIENCES FUND                 JP MORGAN SMALL COMPANY
   HIGH INCOME PORTFOLIO              FRANKLIN SMALL CAP FUND          INVESCO VIF - TECHNOLOGY           PORTFOLIO
   INDEX 500 PORTFOLIO                TEMPLETON FOREIGN SECURITIES       FUND
   INVESTMENT GRADE BOND                FUND
     PORTFOLIO                        FRANKLIN REAL ESTATE FUND
   OVERSEAS PORTFOLIO
   MID CAP PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NEUBERGER BERMAN        MANAGED BY DEUTSCHE INVESTMENT   MANAGED BY STRONG CAPITAL        MANAGED BY T. ROWE PRICE
MANAGEMENT, INC.                   MANAGEMENT AMERICAS, INC.        MANAGEMENT, INC.                 ASSOCIATES, INC.
----------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS          SCUDDER  VARIABLE SERIES II      STRONG VARIABLE INSURANCE        T. ROWE PRICE EQUITY SERIES,
MANAGEMENT TRUST                                                       FUNDS, INC.                      INC.
   PARTNERS PORTFOLIO                 DREMAN HIGH RETURN EQUITY       MID CAP GROWTH FUND II
   MID CAP GROWTH PORTFOLIO             PORTFOLIO                                                    BLUE CHIP GROWTH PORTFOLIO
   FASCIANO PORTFOLIO                 DREMAN SMALL CAP VALUE        STRONG OPPORTUNITY FUND II       EQUITY INCOME PORTFOLIO
   LIMITED MATURITY PORTFOLIO           PORTFOLIO                                                    HEALTH SCIENCES PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------



The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the general account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                            PAGE
Summary of the Benefits and Risks of the Policy...............................1
     Summary of Principal Policy Benefits.....................................1
     Summary of the Principal Risks of Purchasing a Policy....................3
     Fee Tables...............................................................5
National Life Insurance Company and the General Account.......................15
     National Life Insurance Company..........................................15
     The General Account......................................................15
The Separate Account and The Portfolios.......................................16
     The Separate Account.....................................................16
     The Portfolios...........................................................16
The Policy....................................................................22
     Purchasing a Policy......................................................22
     Premiums.................................................................24
     Transfers................................................................26
     Telephone Transaction Privilege..........................................27
     Other Transfer Rights....................................................27
     Optional "Illuminations" Investment Advisory Service.....................28
Available Automated Fund Management Features..................................29
     Accumulated Value........................................................30
Death Benefit.................................................................31
     Ability to Adjust Face Amount............................................34
     Payment of Policy Benefits...............................................35
     Settlement Options.......................................................36
Policy Loans..................................................................36
Surrenders and Withdrawals....................................................38
Lapse and Reinstatement.......................................................41
Charges and Deductions........................................................42
     Premium Tax Charge.......................................................42
     Surrender Charge.........................................................42
     Monthly Deduction........................................................44
     Mortality and Expense Risk Charge........................................47
     Withdrawal Charge........................................................47
     Transfer Charge..........................................................47
     Projection Report Charge.................................................47
     Other Charges............................................................47
Optional Benefits.............................................................48
     Additional Protection Benefit Rider......................................48
     Guaranteed Death Benefit Rider...........................................49
     No-Lapse Guarantee Rider.................................................50
     Accelerated Care Rider...................................................51
     Chronic Care Protection Rider............................................51
     Accelerated Benefit Rider................................................51
Federal Income Tax Considerations.............................................51
     Introduction.............................................................51
     Tax Status of the Policy.................................................51
     Tax Treatment of Policy Benefits.........................................52
     Possible Tax Law Changes.................................................55
     Possible Charges for National Life's Taxes...............................55
Legal Matters.................................................................55

Distribution of the Policies.................................................56
Other Policy Provisions......................................................57
Financial Statements.........................................................57
Glossary ....................................................................58
Appendix A...................................................................A-1
Appendix B...................................................................B-1
Statement of Additional Information Table of Contents........................C-1



THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY


This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.


SUMMARY OF PRINCIPAL POLICY BENEFITS

     LIFE INSURANCE PROTECTION.


     The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.


     As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         = Face Amount; or
         = the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         = the Face Amount plus the Accumulated Value; or
         = the Accumulated Value multiplied by the same factor that applies to option A.

         After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. SEE "Death Benefit."

o You can elect to include an optional Accelerated Death Benefit Rider in your Policy, which permits you to receive a discounted payment of the Policy's Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. There is no additional cost for the Accelerated Death Benefit Rider.

o You can also elect to include Accelerated Care and Chronic Care Riders in your Policy. The Accelerated Care Rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the Chronic Care Rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the Accelerated Care Rider. There is an additional cost for the Accelerated Care Rider and the Chronic Care Rider.


o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the other optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

     After a year, you may request a Withdrawal of Cash Surrender Value.
     However:

        = You must withdraw at least $500;

        = You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent
          Monthly Deduction for the most recent Monthly Policy Date;

        = You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

        = We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

     You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

     As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the General Account in any Policy Year.

     Beginning on May 1, 2004, we are offering all Policyowners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is INDEPENDENT of National Life, to provide an investment advisory service under which FundQuest, Inc. maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. The Illuminations investment advisory service is available without charge to Policyowners.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the General Account, then we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

RISK OF LAPSE.

     If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Minimum Guarantee Premium; (2) if you purchase the No Lapse Guarantee Rider or the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.

     We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit Rider, the Accelerated Care Rider or the Chronic Care Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

     We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.




------------------------------------------------------------------------------------------------------------------------
                                TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM TAX CHARGE(1)       Upon receipt of      3.25% of each premium payment     3.25% of each premium payment (2.0%
                            each premium         (2.0% for qualified employee      for qualified employee benefit
                            payment              benefit plans)                    plans)
--------------------------- -------------------- --------------------------------- -------------------------------------
SURRENDER CHARGE:(2)
Deferred Administrative     Upon surrender or
Charge                      lapse of the
                            Policy during the
                            first 15 Policy
                            Years, or 15
                            Policy Years
                            following an
o     Minimum and           increase in Face
      Maximum Charge(3)     Amount               $ 0 - $2 per $1000 of initial     $ 0 - $2 per $1000 of initial or
                                                 or increased Face Amount          increased Face Amount
o     Charge for a 45
      year old male
      nonsmoker, first                           $2 per $1000 of Face Amount       $2 per $1000 of Face Amount
      Policy Year

--------------------------- -------------------- --------------------------------- -------------------------------------








                                      -5-

------------------------------------------------------------------------------------------------------------------------
                                TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------

Deferred Sales Charge       Upon surrender or
                            lapse of the Policy
                            during the first 15
                            Policy Years or
                            following an
                            increase in Face
                            Amount

o    Minimum and                                 $1.10 to $37.75 per $1000 of      $1.10 to $37.75 per $1000 of
     Maximum Charge(4)                           initial or increased Face         initial or increased Face Amount
                                                 Amount

o    Charge for a                                $8.26 per $1000 of Face Amount    $8.26 per $1000 of Face Amount
     Deferred Sales
     Charge - 45 year
     old male nonsmoker,
     first Policy Year
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
WITHDRAWAL FEES             Upon making a        Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                            Withdrawal           withdrawn or $25                  or $25

--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of 5   None
                                                 transfers in any one Policy Year
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN INTEREST SPREAD5       At the end of each   2% annually of amount held as     1.3% annually of amount held as
                            Policy year, or      Collateral                        Collateral
                            upon death,
                            surrender, or
                            lapse, if earlier
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
PROJECTION REPORT CHARGE    When report          $25 maximum in New York, no       $25
                            requested            maximum elsewhere
--------------------------- -------------------- --------------------------------- -------------------------------------



------------------
1 We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.

2 The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured's issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured's issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

3 The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

4 The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

5 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.





                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
COST OF INSURANCE:(6)
                               On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date


o    Minimum and Maximum                                      $0.057 to $58.01 per $1000   $0.24 to $32.70 per $1000
     Charge(7)                                                of Net Amount at Risk per    of Net Amount at Risk per
                                                              month                        month

o    Charge for a 45                                          $0.28 per $1000 of Net       $0.22 per $1000 of Net
     year old male                                            Amount at Risk per month     Amount at Risk per month
     NONSMOKER in the
     preferred underwriting
     class, Face Amount
     between $250,000 and
     $999,999,  Policy Year 1
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
MORTALITY AND EXPENSE RISK     On the Date of Issue of the    Annual rate of 0.90% of      Annual rate of 0.90% of the
FEES(8)                        Policy and on each day         the average daily net        average daily net assets of
                                                              assets of each subaccount    each subaccount of the
                                                              of the Separate Account      Separate Account
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
ADMINISTRATIVE FEES            On the Date of Issue of the    $7.50 per month, plus        $7.50 per month
                               Policy and on each Monthly     $0.07 per $1000 of Face
                               Policy Date                    Amount9

------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
CHARGES FOR OPTIONAL BENEFITS
Additional Protection
Benefit(10)                    On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date
o    Minimum and Maximum
     Charge(11)                                               $0.057 to $58.01 per $1000   $0.013 to $19.94 per $1000
                                                              of Net Amount at Risk per    of Net Amount at Risk per
                                                              month                        month
------------------------------ ------------------------------ ---------------------------- -----------------------------





                                      -7-


------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -----------------------------

o    Charge for a 45
     year old male                                            $0.28 per $1000 of Net       $0.055 per $1000 of Net
     nonsmoker in the                                         Amount at Risk per month     Amount at Risk per month
     preferred underwriting
     class, Policy Year 1
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Waiver of Monthly Deduction    On the Date of Issue of the
 (10)                          Policy and on each Monthly
o    Minimum and Maximum       Policy Date thereafter
     Charge                                                   $0.051 to $0.27 per month    $0.051 to $0.27 per month
                                                              multiplied by the Monthly    multiplied by the Monthly
o    Charge for a 45                                          Deduction                    Deduction
     year old male
     NONSMOKER in the
     preferred underwriting                                   $0.075 per month             $0.075 per month multiplied
     class, Policy Year 1                                     multiplied by the Monthly    by the Monthly Deduction
                                                              Deduction
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Accidental Death Benefit(10)   On the Date of Issue of the
                               Policy and on each Monthly
o    Minimum and Maximum       Policy Date thereafter
     Charge                                                   $0.023 to $0.18 per month    $0.23 to $0.18 per month
                                                              per $1000 of net amount of   per $1000 of net amount of
                                                              the increase in Death        the increase in Death
                                                              Benefit provided by the      Benefit provided by the
o    Charge for a 45                                          Rider                        Rider
     year old male
     NONSMOKER in the                                         $0.086 per month per $1000   $0.086 per month per $1000
     preferred underwriting                                   of net amount of the         of net amount of the
     class, Policy Year 1                                     increase in Death Benefit    increase in Death Benefit
                                                              provided by the Rider        provided by the Rider
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Guaranteed Insurability        On the Date of Issue of the
Option(12)                     Policy and on each Monthly
                               Policy Date thereafter

o    Minimum and Maximum                                      $0.022 to $0.16 per month    $0.022 to $0.16 per month
     Charge                                                   times the amount the Rider   times the amount the Rider
                                                              permits you to increase      permits you to increase the
                                                              the Face Amount              Face Amount
o    Charge for a 35
     year old male (not                                       $0.15 per month times the    $0.15 per month times the
     available for ages 40                                    amount the Rider permits     amount the Rider permits
     and over)                                                you to increase the Face     you to increase the Face
                                                              Amount                       Amount
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Guaranteed Death Benefit       On the Date of Issue of the    $0.01 per $1000 of Face      $0.01 per $1000 of Face
                               Policy and on each Monthly     Amount per month             Amount per month
                               Policy Date thereafter


------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------



                                      -8-

------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -----------------------------
No Lapse Guaranty              On the Date of Issue of the    $0.05 per $1000 of Face      $0.05 per $1000 of Face
                               Policy and on each Monthly     Amount per month             Amount per month
                               Policy Date
------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Disability Benefit - Payment   On the Date of Issue of the
of Mission Costs(12)           Policy and on each Monthly
                               Policy Date

o    Minimum and Maximum                                      $1.65 to $4.25 per month     $1.65 to $4.25 per month
     Charge

o    Charge for a 45
     year old male                                            $3.06 per month              $3.06 per month
     NONSMOKER in the
     preferred underwriting
     class, Policy Year 1

------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
Accelerated Care Rider(12)     On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date

o    Minimum and Maximum                                      $0025 to $4.32 per $1000     $0.01to $1.98 per $1000 of
     Charge                                                   of Net Amount at Risk,       Net Amount at Risk, plus
                                                              plus from $0.0007 to $0.92   from $0.0003 to $0.63 per
                                                              per dollar of Monthly        dollar of Monthly
                                                              Deduction, per month         Deduction, per month


                                                              $0.14 per $1000 of Net       $0.055 per $1000 of Net
o    Charge for a 45                                          Amount at Risk, plus         Amount at Risk, plus
     year old male                                            $0.0038 per dollar of        $0.0018 per dollar of
     NONSMOKER in the                                         Monthly Deduction, per       Monthly Deduction, per month
     preferred underwriting                                   month
     class, ACR1 with
     inflation protection
     option, Policy Year 1

------------------------------ ------------------------------ ---------------------------- -----------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------





                                      -9-

------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------- -----------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -----------------------------

Chronic Care Protection        On the Date of Issue of the
Rider(12)                      Policy and on each Monthly
o    Minimum and Maximum       Policy Date
     Charge                                                   $0.0051 to $4.34 per $1000   $0.0051 to $4.34 per $1000
                                                              of Face Amount per month     of Face Amount per month
Charge for a 45 year old
male nonsmoker in the                                         $0.18 per $1000 of Face      $0.18 per $1000 of Face
preferred underwriting                                        Amount per month             Amount per month
class, EBR1 with inflation
protection option without
nonforfeiture benefit
option, Policy Year 1

------------------------------ ------------------------------ ---------------------------- -----------------------------


6 Cost of insurance charges vary based on the Insured's age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy's Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

7 The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

8We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

9 $7.50 per month in all states other than New York and Texas.

10 The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured's Issue Age, sex, Rate Class and the Policy's Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

11 The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

12The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured's age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the charge applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.






                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2003. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):

------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.34%                         4.56%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------


The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.




ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)(1)
                                                                                                                   Gross
                                                                          Management      12b-1       Other     Total Annual
                                                                             Fee          Fees(2)   Expenses      Expenses
Sentinel Variable Products Trust
      Balanced Fund                                                         0.55%          N/A        0.49%        1.04%
      Bond Fund                                                             0.40%          N/A        0.33%        0.73%
      Common Stock Fund                                                     0.45%          N/A        0.30%        0.75%
      Growth Index Fund                                                     0.30%          N/A        2.73%        3.03%
      Mid Cap Growth Fund                                                   0.49%          N/A        0.40%        0.89%
      Money Market Fund                                                     0.25%          N/A        0.28%        0.53%
      Small Company Fund                                                    0.47%          N/A        0.34%        0.81%
The Alger American Fund
      Alger American Growth Portfolio - Class O Shares                      0.75%          N/A        0.10%        0.85%
      Alger American Leveraged AllCap Portfolio - Class O Shares            0.85%          N/A        0.12%        0.97%
      Alger American Small Capitalization Portfolio - Class O Shares        0.85%          N/A        0.12%        0.97%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                          0.70%          N/A        0.00%        0.70%
      VP Value Portfolio                                                    0.95%          N/A        0.00%        0.95%





                                      -11-

      VP Ultra Portfolio                                                    1.00%          N/A        0.01%        1.01%
      VP Vista Portfolio                                                    1.00%          N/A        0.00%        1.00%
      VP International Portfolio                                            1.33%          N/A        0.01%        1.34%
      VP Inflation Protection Portfolio                                     0.51%          N/A        0.00%        0.51%
Dreyfus Variable Investment Fund
       DVIF Appreciation Portfolio - Initial Shares                         0.75%          N/A        0.05%        0.80%
       DVIF Developing Leaders Portfolio - Initial Shares                   0.75%          N/A        0.07%        0.82%
       DVIF Quality Bond Portfolio - Initial Shares                         0.65%          N/A        0.09%        0.74%
Dreyfus Socially Responsible Growth Fund, Inc.                              0.75%          N/A        0.09%        0.84%
Fidelity: Variable Insurance Products
      Contrafund(R)Portfolio                                                0.58%          N/A        0.09%        0.67%
      Equity Income Portfolio                                               0.48%          N/A        0.09%        0.57%
      Growth Portfolio                                                      0.58%          N/A        0.09%        0.67%
      High Income Portfolio                                                 0.58%          N/A        0.11%        0.69%
      Index 500 Portfolio                                                   0.24%          N/A        0.10%        0.34%
      Investment Grade Bond                                                 0.43%          N/A        0.11%        0.54%
      Overseas Portfolio                                                    0.73%          N/A        0.17%        0.90%
        Mid Cap Portfolio                                                   0.58%          N/A        0.12%        0.70%
Franklin Templeton Variable Insurance Products Trust
         Class 2 shares, Mutual Shares Securities Fund                      0.60%        0.25%(3)     0.20%        1.05%
         Class 2 shares, Franklin Small Cap Value Securities  Fund          0.57%        0.25%(3)     0.19%        1.01%
         Class 2 shares, Franklin Small Cap Fund                            0.51%        0.25%(3)     0.29%        1.05%
Class 2 shares, Templeton Foreign Securities Fund                           0.69%        0.25%(3)     0.22%        1.16%
         Class 2 shares, Franklin Real Estate Fund                          0.50%        0.25%(3)     0.03%        0.78%
AIM Variable Insurance Funds, Inc.
      INVESCO VIF - Dynamics Fund                                           0.75%          N/A        0.42%      1.17%(5, 6)
      INVESCO VIF - Health Sciences Fund                                    0.75%          N/A        0.33%      1.08%(5, 6)
      INVESCO VIF - Technology Fund                                         0.75%          N/A        0.41%      1.16%(4, 5, 6)
J.P. Morgan Series Trust II
      JP Morgan International Equity Portfolio                              0.60%          N/A        0.96%        1.56%
      JP Morgan Small Company Portfolio                                     0.55%          N/A        0.60%        1.15%
Neuberger Berman Advisers Management Trust
      Initial Class, Partners Portfolio                                     0.83%          N/A        0.07%        0.90%
      Initial Class, Mid Cap Growth Portfolio                               0.84%          N/A        0.04%        0.88%
      S-Series Class, Fasciano Portfolio                                    1.15%         0.25        3.16%        4.56%
      Initial Class, Limited Maturity Portfolio                             0.65%          N/A        0.09%        0.74%
Scudder Variable Series II
      Class B shares, Dreman High Return Portfolio                          0.73%         0.25%       0.20%        1.18%
      Class B shares, Dreman Small Cap Value Portfolio                      0.75%         0.25%       0.19%        1.19%
Strong Variable Insurance Funds, Inc.
      Mid Cap Growth Fund II                                                0.75%          N/A        0.71%        1.46%
Strong Opportunity Fund II                                                  0.75%          N/A        0.65%        1.40%
T. Rowe Price Equity Series, Inc.
     Class II shares, Blue Chip Growth Portfolio                            0.85%         0.25%       0.00%        1.10%
     Class II shares, Equity Income Portfolio                               0.85%         0.25%       0.00%        1.10%
     Class II shares, Health Sciences Portfolio                             0.95%         0.25%       0.00%        1.20%



(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were waived during 2003. It is anticipated that these expense reimbursement and fee waiver arrangements will continue at least until December
31, 2004, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:




                                      -12-




                                                                   Management    12b-1     Other       Net Total
          Portfolio                                                Fees          Fees      Expenses    Annual
                                                                                                       Expenses

          Sentinel Variable Products Trust
               Balanced Fund                                          0.53%         N/A      0.29%        0.82%
               Bond Fund                                              0.38%         N/A      0.29%        0.67%
               Common Stock Fund                                      0.45%         N/A      0.23%        0.68%
               Growth Index Fund                                      0.30%         N/A      0.31%        0.61%
               Mid Cap Growth Fund                                    0.49%         N/A      0.35%        0.84%
               Money Market Fund                                      0.25%         N/A      0.15%        0.40%
               Small Company Fund                                     0.47%         N/A      0.29%        0.76%
          Fidelity Variable Insurance Products
               Contrafund(R)Portfolio                                 0.58%         N/A      0.07%        0.65%
               Equity Income Portfolio                                0.48%         N/A      0.08%        0.56%
               Growth Portfolio                                       0.58%         N/A      0.06%        0.64%
               Index 500 Portfolio                                    0.24%         N/A      0.04%        0.28%
               Mid Cap Portfolio                                      0.58%         N/A      0.10%        0.68%
               Overseas Bond                                          0.73%         N/A      0.13%        0.86%
          Franklin Templeton Variable Insurance Products Trust
               Class 2 shares, Franklin Small Cap Value               0.55%       0.25%(3)   0.19%       0.99%(7)
           Securities Fund
               Class 2 shares, Franklin Small Cap Fund                0.47%       0.25%(3)   0.29%       1.01%(7)
               Class 2 shares, Franklin Foreign Securities Fund       0.65%       0.25%(3)   0.22%       1.12%(7)
               Class 2 shares, Franklin Real Estate Fund              0.50%       0.25%(3)   0.03%       0.78%(7)
          J.P. Morgan Series Trust II
               JP Morgan International Equity                         0.60%         N/A      0.60%        1.20%

          Neuberger Berman Advisers Management Trust
               S-Series Class, Fasciano Portfolio                     1.15%        0.25%      N/A         1.40%
          Strong Mid Cap Growth Fund                                  0.75%         N/A      0.43%        1.18%
          Strong Opportunity Fund II, Inc.                            0.75%         N/A      0.34%        1.09%

2 Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder support services to some Portfolios.

3 While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

4 As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

5 The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

6 The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

7 The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.



For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

             NATIONAL LIFE INSURANCE COMPANY AND THE GENERAL ACCOUNT

NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

THE GENERAL ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the General Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.


We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.


Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE GENERAL ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.


---------------------------------------- ----------------------------- ---------------------------------- ----------------------
PORTFOLIO                                TYPE OF FUND                  INVESTMENT ADVISER                 SUBADVISER
---------------------------------------- ----------------------------- ---------------------------------- ----------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Sentinel Variable Products Trust:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Common Stock Fund                     Large Value Equity            NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Growth Index Fund                     Index Equity                  NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Mid Cap Growth Fund                   Mid Cap Growth Equity         NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Money Market Fund                     Money Market                  NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Small Company Fund                    Small Blend Equity            NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Bond Fund                             Investment-Grade Bond         NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Balanced Fund                         Hybrid Equity and Debt        NL Capital Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
The Alger American Fund:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Growth Portfolio - Class O Shares     Large Growth Equity           Fred Alger Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Leveraged AllCap Portfolio -
      Class O Shares                     Growth Equity                 Fred Alger Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Small Capitalization Portfolio -
      Class O Shares                     Small Growth Equity           Fred Alger Management, Inc.        None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
American Century Variable
      Portfolios, Inc.:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP Income & Growth Portfolio          Large Value Equity            American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP Value Portfolio                    Mid Cap Value Equity          American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP Ultra Portfolio                    Large Growth Equity           American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP Vista Portfolio                    Mid Cap Growth Equity         American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP International Portfolio            International Equity          American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VP Inflation Protection Portfolio     Fixed Income                  American Century Investment        None
                                                                       Management, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Dreyfus:Variable Investment Fund
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------

---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
    Appreciation Portfolio               Large Blend                   The Dreyfus Corporation            Fayez Sarofim & Co.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
    Developing Leaders Portfolio         Aggressive Growth             The Dreyfus Corporation            None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
    Quality Bond Portfolio               Investment Grade Bond         The Dreyfus Corporation            None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Dreyfus Socially Responsible
    Growth Fund, Inc.                    Large Cap Growth              The Dreyfus Corporation            None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Fidelity Variable Insurance
    Products Funds:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Equity-Income Portfolio               Large Value Equity            Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Growth Portfolio                      Large Growth Equity           Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   High Income Portfolio                 Below Investment Grade Bond   Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Overseas Portfolio                    International Equity          Fidelity Management & Research     FMR U.K., FMR Far
                                                                       Company                            East, and Fidelity
                                                                                                          international
                                                                                                          Investment Advisers
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Contrafund(R)Portfolio                 Large Growth Equity           Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------




                                      -17-

---------------------------------------- ---------------- ---------------------------------- ---------------------
   Index 500 Portfolio                    Index Equity                  Fidelity Management & Research     Geode Capital
                                                                        Company                            Management, LLC
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Investment Grade Bond Portfolio       Investment Grade Bond         Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
  Mid Cap Portfolio                      Mid Cap Blend                 Fidelity Management & Research     None
                                                                       Company
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Franklin Templeton Variable
    Insurance Products Trust
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class 2 shares, Mutual Shares
    Securities Fund                      Mid Cap Value   Franklin Mutual Advisors, LLC      None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class 2 shares, Franklin Small
     Cap Value                           Small Cap Value               Franklin Advisory Services, LLC    None
Securities Fund
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class 2 shares, Franklin
     Small Cap Fund                      Small Cap Growth              Franklin Advisors, Inc.            None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class 2 shares, Templeton Foreign
     Securities Fund   Foreign           Templeton Investment Counsel, LLC  None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class 2 shares, Franklin Real
     Estate Fund                         Sector Equity                 Franklin Advisors, Inc.            None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
AIM Variable Insurance Funds, Inc.:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VIF-Dynamics Fund                     Mid Cap Growth Equity         A I M Advisors, Inc.               INVESCO
                                                                                                          Institutional
                                                                                                          (N.A.), Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VIF-Health Sciences Fund              Sector Equity                 A I M Advisors, Inc.               INVESCO
                                                                                                          Institutional
                                                                                                          (N.A.), Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   VIF-Technology Fund                   Sector Equity                 A I M Advisors, Inc.               INVESCO
                                                                                                          Institutional
                                                                                                          (N.A.), Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
J.P. Morgan Series Trust II:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   JP Morgan International Equity
      Portfolio                          International Equity          J.P. Morgan Investment             None
                                                                       Management Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   JP Morgan Small Company Portfolio     Small Blend Equity            J.P. Morgan Investment             None
                                                                       Management Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Neuberger Berman Advisers
   Management Trust
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Initial Class, Partners Portfolio     Large Value                   Neuberger Berman Management, Inc.  None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Initial Class, Mid Cap Growth
     Portfolio                           Mid Cap Growth Equity         Neuberger Berman Management, Inc.  None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   S-Series Class, Fasciano Portfolio    Small Cap Blend               Neuberger Berman Management, Inc.  None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Initial Class, Limited Maturity
     Portfolio                           Short-Term                    Neuberger Berman Management, Inc.  None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Scudder Variable Series II:
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class B shares, Dreman High Return
     Portfolio                           Large Value                   Deutsche Investment Management     Dreman Value
                                                                       Americas, Inc.                     Management, LLC
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Class B shares, Dreman Small Cap
      Value Portfolio                    Small Cap Value               Deutsche Investment Management     Dreman Value
                                                                       Americas, Inc.                     Management, LLC
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Strong Variable Insurance Funds, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
   Mid Cap Growth Fund II                Mid Cap Growth Equity         Strong Capital Management, Inc.    None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
Strong Opportunity Fund II, Inc.         Mid Cap Blend                 Strong Capital Management, Inc.    None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
T. Rowe Price Equity Series, Inc.
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
     VIP II Class shares, Equity Income
       Portfolio                          Large Value                   T. Rowe Price Associates, Inc.     None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
     VIP II Class shares, Blue Chip
      Growth Portfolio                   Large Growth                  T. Rowe Price Associates, Inc.     None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
---------------------------------------- ----------------------------- ---------------------------------- ---------------------
     VIP II Class shares, Health
      Sciences Portfolio                  Sector Equity                 T. Rowe Price Associates, Inc.     None
---------------------------------------- ----------------------------- ---------------------------------- ---------------------


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2003, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $1,173 to $60,142 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.


In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:


         1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

               (i) operating the Separate Account as a management company under the 1940 Act
               (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
               (iii) combining or substituting separate accounts
               (iv) transferring the assets of the Separate Account to another separate account or to the General Account
               (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
               (vi) making other technical changes in the Policy to conform with any action described herein;

         2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

         3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

         4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

         5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order form the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2003.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year. Information is not included for Funds which did not become available within the Policy until 2004.


                         FOR THE YEAR ENDED DECEMBER 31,


                                                  Subaccount
                                                  Effective
                                                     Date     2003     2002      2001    2000     1999    1998    1997    1996
                                                  ------------------------------------------------------------------------------

Sentinel Variable Products Trust
     Common Stock                                  03/18/96   30.26%   -18.07%   -8.92%   8.81%    2.04%  12.49%  26.32% 13.41%
     Mid Cap Growth                                03/18/96   40.59%   -24.77%  -24.94%  -1.76%   37.57%  14.43%  30.41% 10.62%
     Small Company                                 03/13/96   38.20%   -14.69%    4.40%  37.22%   14.88%   6.93%  20.13% 13.29%
     Growth Index                                  12/01/00   22.87%   -24.72%  -14.22%  -4.37%      N/A     N/A     N/A    N/A
     Balanced Portfolio                            03/13/96   22.63%   -11.06%   -7.85%   7.79%    0.00%  11.50%  20.16%  8.43%
     Bond Portfolio                                03/13/96    4.91%     8.12%    6.44%   8.61%   -4.17%   7.26%   8.53%  2.82%
     Money Market                                  03/13/96   -0.15%     0.43%    2.78%   5.17%    3.97%   4.39%   4.39%  3.36%
Alger
     Alger American Growth Portfolio -             03/13/96   33.96%   -33.59%  -12.61%   -15.53%  32.55%  46.75%  24.63% 6.94%
     Class O Shares
     Alger American Leveraged AllCap Portfolio -   12/01/00   33.52%   -34.50%  -16.68%  -0.94%      N/A     N/A     N/A    N/A
     Class O Shares
     Alger American Small Capitalization -         03/13/96   41.08%   -26.88%  -30.15% -27.85%   42.14%  14.50%  10.40%  0.53%
     Class O Shares
American Century Variable Portfolios, Inc.
     VP Value Portfolio                            08/03/98   27.81%   -13.40%   11.81%  17.09%   -1.73%   4.28%     N/A    N/A
     VP Income & Growth Portfolio                  08/03/98   28.20%   -20.09%   -9.18% -11.41%   16.97%   9.86%     N/A    N/A
Dreyfus
     Dreyfus Socially Responsible Growth           12/01/00   24.88%   -29.58%  -23.27%  -0.43%      N/A     N/A     N/A    N/A
Fidelity: Variable Insurance Products Fund
     Contrafund(R)Portfolio                        05/01/97   27.32    -10.16%  -13.03%  -7.45%   23.15%  28.82%  22.58%    N/A
     Equity Income Portfolio                       03/13/96   29.17%   -17.69%   -5.81%   7.46%    5.38%  10.63%  26.97% 10.18%
     Growth Portfolio                              03/13/96   31.66%   -30.73%  -18.39% -11.77%   36.21%  38.25%  22.38%  9.09%
     High Income Portfolio                         03/13/96   26.13%     2.52%  -12.52% -23.16%    7.19%  -5.18%  16.62%  9.61%
     Index 500 Portfolio                           05/01/97   27.26%   -22.94%  -12.89% -10.11%   19.44%  27.18%  21.91%    N/A
     Investment Grade Bond Portfolio               12/01/00    4.27%     9.36%    7.49%   2.04%      N/A     N/A     N/A    N/A
     Overseas Portfolio                            03/13/96   42.09%   -20.99%  -21.87% -19.83%   41.36%  11.75%  10.56% 11.54%
INVESCO
     VIF - Dynamics Fund                           12/01/00   36.59%   -32.51%  -31.76%   3.22%      N/A     N/A     N/A    N/A
     VIF - Health Sciences Fund                    12/01/00   26.64%   -25.13%  -13.37%   4.81%      N/A     N/A     N/A    N/A
     VIF - Technology Fund                         12/01/00   44.00%   -47.32%  -46.31%  -4.03%      N/A     N/A     N/A    N/A
J.P. Morgan Series Trust II
     International Equity Portfolio                08/03/98   31.26%   -19.04%  -19.87% -16.59%   35.44%  -2.91%     N/A    N/A
     Small Company Portfolio                       08/03/98   34.77%   -22.35%   -8.85% -12.11%   43.11%   0.03%     N/A    N/A
Neuberger Berman Advisers Management Trust
     Partners Portfolio                            08/03/98   33.88%   -24.82%   -3.70%  -0.19%    6.41%   2.11%     N/A    N/A
Strong Variable Insurance Funds, Inc.
     Mid Cap Growth Fund                           08/03/98   33.02%   -38.10%  -31.39% -15.60%   88.19%  13.20%     N/A    N/A
Strong Opportunity Fund II                         08/03/98   35.79%   -27.47%   -4.57%   5.65%   33.70%   4.20%     N/A    N/A


                                   THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submit (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.


The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

         (a)   the 90th day from the date of the agreement;
         (b)   the date that insurance takes effect under the Policy;
         (c)   the date a Policy, other than as applied for, is offered to you;
         (d) three days (five days in New York) from the date we mail a notice of termination of coverage;
         (e) the time you first learn that we have terminated the temporary life insurance; or

         (f)   the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new Surrender Charge period. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

         (a)   45 days after Part A of the application for the Policy is signed
         (b)   10 days after you receive the Policy
         (c)   10 days after we mail the Notice of Withdrawal Right to you, or
         (d)   any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.

Purchasing the Policy in part for such purposes entails certain risks. SEE "Summary of the Principal Risks of Purchasing a Policy." Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. See "Federal Income Tax Considerations."


For Policies that are intended to be used in multiple employer welfare benefit plans established under ss. 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss. 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences. In the case of Policies owned by these 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.


Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

PREMIUMS

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.


You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, so long as you have paid the Cumulative Monthly Guarantee Premium into the General Account).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Policy's participation in the Illuminations program. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.


We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Sentinel Variable Products Trust Money Market Subaccount (the "Money Market Subaccount"). For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS


You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (i.e., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "The General Account," above.


Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or twelve free transfers in any Policy Year:

         -     transfers resulting from Policy loans

         - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

         - transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights", below, and

         - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.


TELEPHONE TRANSACTION PRIVILEGE

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

         - requiring some form of personal identification prior to acting on instructions received by telephone
         -     providing written confirmation of the transaction, and
         -     making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy's participation in the Illuminations program will terminate.

OTHER TRANSFER RIGHTS

TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

EXCHANGE RIGHT FOR CONNECTICUT RESIDENTS. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

OPTIONAL "ILLUMINATIONS" INVESTMENT ADVISORY SERVICE

Beginning May 1, 2004, National Life makes available to all VariTrak Policyowners, subject to the minimums described below, at no cost to the Policyowner, an optional investment advisory service which National Life calls "Illuminations". Under this program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy, Illuminations is available if the Face Amount is at least $500,000 at the time of the request, or the average premiums received during the life of the Policy have been at least $5000 per year.


If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of funds that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest and the Illuminations program is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section, entitled "Available Automated Fund Management Features".


If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.


While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

         While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. While your Policy is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy's participation in the Illuminations program.

      PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. While your Policy is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.


ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

         -     the Net Premiums paid
         -     the investment performance of the Portfolios you have chosen
         - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
         -     any transfers
         -     any Withdrawals
         -     any loans
         -     any loan repayments
         -     any loan interest charged, and
         -     charges assessed on the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," below)

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount's unit value on that date; plus

         2) The value attributable to the Policy in the General Account (See "The General Account," above).


                                  DEATH BENEFIT

GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See "Payment of Policy Benefits," below) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in "Change in Death Benefit Option," below.

OPTION A. The Unadjusted Death Benefit is equal to the greater of:

         (a)   the Face Amount of the Policy, and

         (b) the Accumulated Value multiplied by the specified percentage shown in the table below:

         ATTAINED AGE      PERCENTAGE            ATTAINED AGE      PERCENTAGE

         40 and under         250%                  60                130%
            45                215%                  65                120%
            50                185%                  70                115%
            55                150%                  75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. THE SPECIFIED PERCENTAGE FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $225,000 (2.50 X $90,000), AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT OF THE POLICY.

OPTION B. The Unadjusted Death Benefit is equal to the greater of:

         (a)   the Face Amount of the Policy PLUS the Accumulated Value, and

         (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN INSURED WITH AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.


A change in the Death Benefit option may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below)


HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

OPTIONAL ADDITIONAL PROTECTION BENEFIT RIDER. As discussed in more detail under "Optional Benefits," below, we offer an Additional Protection Benefit Rider. This Rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this Rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

         (a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and

         (b)   The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

         (a) Face Amount of the base Policy plus the Additional Protection Benefit amount described in the Rider plus the Accumulated Value; and

         (b)   The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the Additional Protection Benefit Rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

ABILITY TO ADJUST FACE AMOUNT

You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

INCREASE. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section, below.

DECREASE. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

         (a) first, the increase in Face Amount provided by the most recent increase;

         (b) then the next most recent increases, in inverse chronological order; and finally

         (c)   the Initial Face Amount.

PAYMENT OF POLICY BENEFITS

You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date of death until interest begins to accrue on the account accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.


If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.


We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:


         (1) the disposal or valuation of a subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

         (2) except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, premium payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.


If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.


SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


                                  POLICY LOANS

GENERAL. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

INTEREST RATE CHARGED. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

ENHANCEMENT ON NON-PREFERRED POLICY LOANS BEGINNING IN POLICY YEAR 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the enhancement.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.


LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," above and " Lapse and Reinstatement," below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)


IRC SS. 1035 EXCHANGES OF POLICIES WITH EXISTING POLICY LOANS. We will accept transfers of existing policy loans on Policies that qualify as ss. 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as Collateral for the loan will be placed in the General Account.


TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations - Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)



                           SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below).

You may also withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge", below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted. If your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," above.)

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                  If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

                  If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF
           $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

                  If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," above.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Lapse and Reinstatement," below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.


A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)


Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the "incidental insurance" rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the "incidental insurance" rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.


                             LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits," below).

Another way of protecting the Policy against the possibility of lapse is to purchase the No Lapse Guarantee Rider, which will guarantee that the Policy will not lapse if you have paid the Cumulative Monthly Guarantee Premium into the General Account. The Monthly Guarantee Premium under the No Lapse Guarantee Rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this Rider. (See "Optional Benefits," below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. None of the five year no lapse guarantee, the Guaranteed Death Benefit Rider or the No Lapse Guarantee Rider may be reinstated.



                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for:

         (a) providing the insurance and other benefits set forth in the Policy;

         (b)   administering the Policy;

         (c) assuming certain mortality and other risks in connection with the Policy; and

         (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the deferred sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

PREMIUM TAX CHARGE

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

DEFERRED ADMINISTRATIVE CHARGE. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

                  SAMPLE...                                   CHARGE PER $1000
                  ISSUE AGE                                   OF FACE AMOUNT
                  ---------                                   --------------
                  0 - 5                                           None
                     10                                          $0.50
                     15                                          $1.00
                     20                                          $1.50
                     25 - 85                                     $2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

DEFERRED SALES CHARGE. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the initial Policy Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by Policy Month until the end of the fifteenth Policy Year.

TO ILLUSTRATE THE CALCULATION OF A POLICY'S SURRENDER CHARGE, ASSUME THAT THE POLICY IS ISSUED TO A MALE NONSMOKER, ISSUE AGE 45, WITH A FACE AMOUNT OF $100,000. THIS EXAMPLE WILL ILLUSTRATE SURRENDERS IN THE FIRST FIVE POLICY YEARS AND IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR.

         DEFERRED ADMINISTRATIVE CHARGE. THE DEFERRED ADMINISTRATIVE CHARGE FOR THE FIRST FIVE POLICY YEARS IS $200. THIS IS CALCULATED BY APPLYING THE CHARGE OF $2.00 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FROM THE SCHEDULE ABOVE TO THE FACE AMOUNT OF $100,000 ($2.00 X (100,000/1,000)). THE DEFERRED ADMINISTRATIVE CHARGE REDUCES LINEARLY BY POLICY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED ADMINISTRATIVE CHARGE IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY
         YEAR) WILL BE $158.68 ($200 - ($200 X (25/121)). AFTER COMPLETION OF
         THE 15TH POLICY YEAR, THE DEFERRED ADMINISTRATIVE CHARGE IS ZERO. THE SCHEDULE OF DEFERRED ADMINISTRATIVE CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

         DEFERRED SALES CHARGE. THE DEFERRED SALES CHARGE IN EFFECT FOR THE FIRST FIVE POLICY YEARS IS $826. THIS IS CALCULATED BY APPLYING THE CHARGE OF $8.26 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FOUND IN APPENDIX B TO THE FACE AMOUNT OF $100,000 ($8.26 X (100,000 / 1,000)).
         THE DEFERRED SALES CHARGE REDUCES LINEARLY BY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED SALES CHARGE IN THE FIRST MONTH OF THE 8TH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY YEAR) WILL BE $655.34 ($826 - ($826 X (25/121))).
         AFTER THE COMPLETION OF THE 15TH POLICY YEAR, THE DEFERRED SALES CHARGE IS $0. THE SCHEDULE OF DEFERRED SALES CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

         SURRENDER CHARGES FOR POLICIES ISSUED PRIOR TO DECEMBER 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1) Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

         (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus

         (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
         (iii) 9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.


         2) There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.


MONTHLY DEDUCTIONS

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

         (a)   the cost of insurance charge;

         (b)   the Monthly Administrative Charge; and

         (c) the cost of any additional benefits provided by Rider. The monthly charges will be specified in the applicable Rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from Policy Month to Policy Month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Separate Account and the General Account.

COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.


NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.


Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

         -     the Insured's Attained Age
         -     the Insured's sex
         -     the Insured's Rate Class, and
         - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

         -     the Insured's Issue Age
         -     the Insured's sex
         -     the Insured's Rate Class
         -     the Policy's Duration
         -     the Policy's size, and
         -     the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of Insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the Rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the Rider under "Optional Benefits," below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

RATE CLASS. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

         -     elite preferred nonsmoker
         -     preferred nonsmoker
         -     standard nonsmoker
         -     preferred smoker
         -     standard smoker
         -     juvenile, and
         -     substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

         -     those with Face Amounts less than $250,000
         -     those with Face Amounts between $250,000 and $999,999, inclusive;
               and
         -     those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

MONTHLY ADMINISTRATIVE CHARGE. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable Rider and are set forth in the "Fee Table" section above. The available Riders are listed under "Optional Benefits". We discuss the charges for certain of the riders below.


o The charge for the Additional Protection Benefit Rider equals the Additional Protection Benefit Amount added by the rider times a cost of insurance rate for the Insured.
o The charge for the Guaranteed Death Benefit Rider equals $0.01 per thousand of Face Amount.
o The charge for the No-Lapse Guarantee Rider equals $0.05 per thousand of Face Amount.
o The charge for the Accelerated Care Rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.


SEPARATE ACCOUNT ENHANCEMENT. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This separate account enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the separate account enhancement.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily Mortality and Expense Risk Charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

WITHDRAWAL CHARGE

We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in "The General Account", below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (twelve transfers in New York) in any Policy Year.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:


         -     Policy loans
         - the exercise of the transfer rights described under "Other Transfer Rights", above
         - the initial reallocation of account values from the Money Market Subaccount to other subaccounts and
         - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free or twelve transfers in any Policy Year.

PROJECTION REPORT CHARGE

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" section, above. More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.


                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

         o     Additional Protection Benefit Rider
         o     Guaranteed Death Benefit Rider
         o     No-Lapse Guarantee Rider
         o     Waiver of Monthly Deductions Rider
         o     Accidental Death Benefit Rider
         o     Guaranteed Insurability Option Rider
         o     Rider for Disability Benefit - Payment of Mission Costs
         o     Accelerated Care Rider
         o     Chronic Care Protection Rider
         o     Accelerated Benefit Rider

         We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.

ADDITIONAL PROTECTION BENEFIT RIDER

If this Rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this Rider for Insureds from ages 0 to 85. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the Guaranteed Death Benefit Rider).

As discussed under the "Death Benefit," above, the base Policy's Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The Additional Protection Benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

         (a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and
         (b)   The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

         (a) Face Amount of the base Policy plus the Additional Protection Benefit amount plus the Accumulated Value; and
         (b)   The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this Rider and the current cost of insurance rates associated with this Rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved the Company's most current form of the Rider, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the Guaranteed Death Benefit Rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years so long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the Rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state's law. The guaranteed cost of insurance rates associated with this Rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the Additional Protection Benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The Rider will not terminate if the Additional Protection Death Benefit becomes zero. The Rider is not available if a No-Lapse Guarantee Rider applies to the Policy. THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

GUARANTEED DEATH BENEFIT RIDER

If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

Additional information relating to the Guaranteed Death Benefit Rider is provided in the Statement of Additional Information.

THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

NO-LAPSE GUARANTEE RIDER

If you elect the No-Lapse Guarantee Rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the Rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the Rider is in force. An example of how the Rider works is included after "Effect of Transfers out of General Account," below.

AVAILABILITY. This Rider is available only at issue, for Issue Ages 0-85. This Rider is not available with the Guaranteed Death Benefit Rider, and is currently not available with the Additional Protection Benefit Rider. Once elected, the Rider may be cancelled at any time by sending written instructions to cancel the Rider to National Life's Home Office.

CONDITION TO KEEPING THE RIDER IN FORCE. In order to have the guarantee continue to apply, you must make at least a specified level of Premium Payments that are allocated to the Policy's General Account.

When you elect the No-Lapse Guarantee Rider, we will tell you the required level of Premium Payments that must be allocated to the General Account. We call this amount the Cumulative Monthly Guarantee Premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient Premium Payments allocated to the General Account, you then may allocate excess Premium Payments to the Separate Account.

MECHANICS OF THE RIDER. As described in your Rider, the Cumulative Monthly Guarantee Premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the Rider. When we check your Policy for the Cumulative Monthly Guarantee Premium, we will compare your Cumulative Monthly Guarantee Premium to your Cumulative Monthly General Account Premium. Your Cumulative Monthly Guarantee Premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the Cumulative Monthly Premium below). To keep your Rider in force, on each Monthly Policy Date, your Cumulative Monthly Guarantee Premium must at least equal the Cumulative Monthly General Account Premium.

COMPARISON TO GUARANTEED DEATH BENEFIT RIDER. This No Lapse Guarantee Rider is not available simultaneously with the Guaranteed Death Benefit Rider. The No-Lapse Guarantee Rider is similar to the Guaranteed Death Benefit Rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the Rider in force. The Riders are different in a few key areas as follows:

o The No-Lapse Guarantee Rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the Rider, after which you may allocate money to the subaccounts. The Guaranteed Death Benefit Rider does not place any restrictions on where money is allocated.

o The No-Lapse Guarantee Rider provides a guarantee period for your whole life. The Guaranteed Death Benefit Rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

o The No-Lapse Guarantee Rider requires that all Monthly Deductions be directed to the General Account. The Guaranteed Death Benefit Rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

o The cost of the No-Lapse Guarantee Rider is $0.05 per thousand of Face Amount per month, while the cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month.

OTHER POSSIBLE PRODUCTS. Features similar to the No-Lapse Guarantee Rider are available in other products that do not offer subaccount options, including National Life's NaviTrak policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NaviTrak or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the No-Lapse Guarantee Rider is provided in the Statement of Additional Information.

ACCELERATED CARE RIDER

We offer an optional Accelerated Care Rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". A full description of the Accelerated Care Rider is provided in the Statement of Additional Information.

CHRONIC CARE PROTECTION RIDER

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy, including any Additional Protection Benefit amounts, has been accelerated. A full description of the Chronic Care Protection Rider is also provided in the Statement of Additional Information.

ACCELERATED BENEFIT RIDER

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. There is no cost for this Rider. Again, a full description of the Accelerated Benefit Rider is provided in the Statement of Additional Information.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the Accelerated Death Benefit Rider, the Accelerated Care Rider, or the Chronic Care Rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED DEATH BENEFIT, ACCELERATED CARE AND CHRONIC CARE PROTECTION RIDERS. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE's TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  LEGAL MATTERS

The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that as of the date of this prospectus, there are no pending or threatened lawsuits that will have a material adverse impact on it or the Separate Account.

                          DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. The maximum commissions payable for sales through ESI's agents are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum agent commissions will be 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.


Broker-dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum gross dealer concession will be 50% up to the target amount for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


Additional amounts may be paid and expenses may be reimbursed based on various factors.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

         Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

         The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.


See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.


                             OTHER POLICY PROVISIONS

INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.


                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE          The sum of the Policy's values in the Separate
                           Account and the General Account.

ATTAINED AGE The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                The person(s) or entity(ies) designated to
                           receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE       The Accumulated Value minus any applicable Surrender
                           Charge, and minus any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                 The portion of the Accumulated Value in the
                           General Account which secures the amount of any Policy loan.

DAC TAX                    A tax attributable to Specified Policy
                           Acquisition Expenses under Internal Revenue
                           Code Section 848.

DATE OF ISSUE              The date on which the Policy is
                           issued, which is set forth in the Policy.
                           It is used to determine Policy Years,
                           Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT              The Policy's Unadjusted Death
                           Benefit, plus any relevant additional
                           benefits provided by a supplementary
                           benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                The Initial Face Amount plus any increases in Face
                           Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT            The account which holds the assets
                           of National Life which are available to
                           support its insurance and annuity
                           obligations.

GRACE PERIOD               A 61-day period measured from the date on which
                           notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly
                           Deductions have been in excess of Cash Surrender
                           Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT   An optional Rider that
RIDER                      will guarantee that the Policy will not
                           lapse prior to Attained Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                National Life's Home Office at National Life Drive,
                           Montpelier, Vermont 05604.

INITIAL FACE AMOUNT        The Face Amount of the Policy
                           on the Date of Issue. The Face Amount may be increased or decreased after the first
                           Policy Year.

INSURED                    The person upon whose life the Policy is issued.

ISSUE AGE                  The age of the Insured at his or her
                           birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT        The Minimum Face Amount is generally $50,000.
                           However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM  The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM    The minimum premium required to issue a Policy.  It
                           is equal to the Minimum Monthly Premium.

MINIMUM MONTHLY PREMIUM    The monthly amount used to determine the Minimum
                           Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death
                           Benefit option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE     A charge of $7.50 per month included in the Monthly
CHARGE                     Deduction, which is intended to reimburse National
                           Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1000 of Face
                           Amount.

MONTHLY DEDUCTION          The amount deducted from the Accumulated Value on
                           each Monthly Policy Date. It includes the Monthly
                           Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE        The day in each calendar month which is the same day
                           of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy
                           Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK         The amount by which the Unadjusted Death Benefit
                           exceeds the Accumulated Value.

NET PREMIUM                The remainder of a premium after the deduction of the
                           Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM   The premium amount which the Owner plans to pay at
                           the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ANNIVERSARY         The same day and month as the Date of Issue in each
                           later year.

POLICY YEAR                A year that starts on the Date of Issue or on a
                           Policy Anniversary.

PREMIUM TAX CHARGE         A charge deducted from each premium payment to cover
                           the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                 The classification of the Insured for cost of
                           insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker;
                           juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE           The amount deducted from the Accumulated Value of the
                           Policy upon lapse or surrender during the first 15
                           Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT   Under Option A, the greater of the Face Amount or the
                           applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death
                           Benefit option is selected at time of application but may be later changed.

VALUATION DAY              Each day that the New York Stock Exchange is open for
                           business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation
                           Day ends at the close of regular trading of the New
                           York Stock Exchange.

VALUATION PERIOD           The time between two successive Valuation Days. Each
                           Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                 A payment made at the request of the Owner
                           pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy.
                           The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

      The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

      The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Mortality and Expense Risk Charge.

      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

      The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.95%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.


      These asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios during 2003, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2003, and expenses of 0.31%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2003. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.



                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

      $250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
      DEATH BENEFIT OPTION A                ANNUAL PREMIUM $3,000                       NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.95%)


           Premiums    Guaranteed                                Current
                      ---------------------------------------  --------------------------------------
                      ---------------------------------------  --------------------------------------
nd of     Accumulated                  Cash                                    Cash
olicy        at 5%    Accumulated   Surrender      Death       Accumulated  Surrender      Death
           Interest
YEAR       PER YEAR      VALUE        VALUE       BENEFIT         VALUE       VALUE       BENEFIT
----       --------      -----        -----       -------         -----       -----       -------

  1             3,150        2,198          798      250,000         2,323          923      250,000
  2             6,458        4,314        2,576      250,000         4,585        2,846      250,000
  3             9,930        6,352        4,339      250,000         6,780        4,768      250,000
  4            13,577        8,304        6,207      250,000         8,906        6,809      250,000
  5            17,406       10,175        8,077      250,000        10,960        8,863      250,000

  6            21,426       11,956       10,066      250,000        12,946       11,056      250,000
  7            25,647       13,645       11,963      250,000        14,848       13,167      250,000
  8            30,080       15,240       13,766      250,000        16,666       15,193      250,000
  9            34,734       16,739       15,473      250,000        18,403       17,138      250,000
 10            39,620       18,134       17,077      250,000        20,057       19,000      250,000

 11            44,751       19,425       18,576      250,000        22,105       21,256      250,000
 12            50,139       20,598       19,956      250,000        24,066       23,424      250,000
 13            55,796       21,639       21,205      250,000        25,929       25,496      250,000
 14            61,736       22,538       22,312      250,000        27,706       27,481      250,000
 15            67,972       23,278       23,260      250,000        29,393       29,375      250,000

 16            74,521       23,846       23,846      250,000        30,976       30,976      250,000
 17            81,397       24,227       24,227      250,000        32,480       32,480      250,000
 18            88,617       24,413       24,413      250,000        33,942       33,942      250,000
 19            96,198       24,390       24,390      250,000        35,398       35,398      250,000
 20           104,158       24,134       24,134      250,000        36,850       36,850      250,000

 25           150,340       18,239       18,239      250,000        42,511       42,511      250,000

 30           209,282          118          118      250,000        44,056       44,056      250,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

      $250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
      DEATH BENEFIT OPTION A                ANNUAL PREMIUM $3,000                       NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 3.93%)


            Premiums    Guaranteed                               Current
                       --------------------------------------  --------------------------------------
                       --------------------------------------  --------------------------------------
End of    Accumulated                   Cash                                    Cash
Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
            Interest
 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
 ----       --------      -----        -----       -------        -----        -----       -------

  1              3,150        2,348          948     250,000          2,477        1,077     250,000
  2              6,458        4,749        3,011     250,000          5,035        3,297     250,000
  3              9,930        7,206        5,194     250,000          7,672        5,660     250,000
  4             13,577        9,716        7,618     250,000         10,387        8,290     250,000
  5             17,406       12,280       10,183     250,000         13,178       11,081     250,000

  6             21,426       14,894       13,004     250,000         16,052       14,163     250,000
  7             25,647       17,555       15,874     250,000         18,997       17,315     250,000
  8             30,080       20,264       18,790     250,000         22,012       20,538     250,000
  9             34,734       23,018       21,752     250,000         25,104       23,838     250,000
  10            39,620       25,812       24,755     250,000         28,273       27,215     250,000

  11            44,751       28,646       27,796     250,000         32,044       31,195     250,000
  12            50,139       31,508       30,866     250,000         35,931       35,289     250,000
  13            55,796       34,386       33,952     250,000         39,928       39,495     250,000
  14            61,736       37,271       37,045     250,000         44,053       43,828     250,000
  15            67,972       40,147       40,129     250,000         48,308       48,290     250,000

  16            74,521       43,003       43,003     250,000         52,687       52,687     250,000
  17            81,397       45,826       45,826     250,000         57,220       57,220     250,000
  18            88,617       48,608       48,608     250,000         61,950       61,950     250,000
  19            96,198       51,339       51,339     250,000         66,919       66,919     250,000
  20           104,158       53,996       53,996     250,000         72,139       72,139     250,000

  25           150,340       65,229       65,229     250,000        101,147      101,147     250,000

  30           209,282       69,236       69,236     250,000        135,311      135,311     250,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

      $250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
      DEATH BENEFIT OPTION A                ANNUAL PREMIUM $3,000                       NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 9.82%)


            Premiums    Guaranteed                               Current
                       --------------------------------------  ---------------------------------------
                       --------------------------------------  ---------------------------------------
End of    Accumulated                   Cash                                    Cash
Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
            Interest
 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
 ----       --------      -----        -----       -------        -----        -----       -------

  1              3,150        2,499        1,099     250,000          2,631        1,231      250,000
  2              6,458        5,202        3,464     250,000          5,505        3,766      250,000
  3              9,930        8,133        6,121     250,000          8,639        6,627      250,000
  4             13,577       11,308        9,210     250,000         12,055        9,957      250,000
  5             17,406       14,752       12,654     250,000         15,777       13,679      250,000

  6             21,426       18,485       16,595     250,000         19,840       17,950      250,000
  7             25,647       22,533       20,851     250,000         24,262       22,580      250,000
  8             30,080       26,926       25,453     250,000         29,077       27,604      250,000
  9             34,734       31,698       30,432     250,000         34,330       33,065      250,000
  10            39,620       36,881       35,824     250,000         40,063       39,005      250,000

  11            44,751       42,518       41,668     250,000         46,909       46,059      250,000
  12            50,139       48,644       48,003     250,000         54,421       53,780      250,000
  13            55,796       55,302       54,869     250,000         62,664       62,231      250,000
  14            61,736       62,544       62,318     250,000         71,729       71,503      250,000
  15            67,972       70,420       70,403     250,000         81,703       81,686      250,000

  16            74,521       78,998       78,998     250,000         92,679       92,679      250,000
  17            81,397       88,350       88,350     250,000        104,789      104,789      250,000
  18            88,617       98,569       98,569     250,000        118,187      118,187      250,000
  19            96,198      109,756      109,756     250,000        133,038      133,038      250,000
  20           104,158      122,023      122,023     250,000        149,497      149,497      250,000

  25           150,340      205,040      205,040     250,149        261,761      261,761      319,348

  30           209,282      338,635      338,635     392,816        444,179      444,179      515,248



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B              ANNUAL PREMIUM $3,000                       NONSMOKER

 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
         (NET ANNUAL RATE OF RETURN OF -1.95%)


                 Premiums    Guaranteed                               Current
                            --------------------------------------- ---------------------------------------
                            --------------------------------------- ---------------------------------------
     End of     Accumulated                  Cash                                    Cash
     Policy        at 5%    Accumulated   Surrender      Death      Accumulated   Surrender      Death
                 Interest
      YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
      ----       --------      -----        -----       -------        -----        -----       -------

        1             3,150        2,192          792      252,192         2,318          918      252,318
        2             6,458        4,297        2,559      254,297         4,571        2,832      254,571
        3             9,930        6,317        4,305      256,317         6,753        4,741      256,753
        4            13,577        8,245        6,148      258,245         8,860        6,763      258,860
        5            17,406       10,084        7,987      260,084        10,890        8,792      260,890

        6            21,426       11,826        9,937      261,826        12,845       10,955      262,845
        7            25,647       13,467       11,786      263,467        14,710       13,029      264,710
        8            30,080       15,005       13,531      265,005        16,483       15,009      266,483
        9            34,734       16,436       15,170      266,436        18,166       16,901      268,166
       10            39,620       17,753       16,695      267,753        19,758       18,700      269,758

       11            44,751       18,953       18,103      268,953        21,767       20,917      271,767
       12            50,139       20,021       19,379      270,021        23,679       23,038      273,679
       13            55,796       20,942       20,509      270,942        25,482       25,049      275,482
       14            61,736       21,705       21,480      271,705        27,187       26,962      277,187
       15            67,972       22,290       22,273      272,290        28,789       28,771      278,789

       16            74,521       22,684       22,684      272,684        30,271       30,271      280,271
       17            81,397       22,870       22,870      272,870        31,660       31,660      281,660
       18            88,617       22,840       22,840      272,840        32,999       32,999      282,999
       19            96,198       22,581       22,581      272,581        34,330       34,330      284,330
       20           104,158       22,068       22,068      272,068        35,655       35,655      285,655

       25           150,340       14,635       14,635      264,635        40,361       40,361      290,361

       30           209,282                                               40,091       40,091      290,091
                                       -            -            -


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B              ANNUAL PREMIUM $3,000                       NONSMOKER

  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
          (NET ANNUAL RATE OF RETURN OF 3.93%)

 (NET ANNUAL RATE OF RETURN 3.93%)

              Premiums    Guaranteed                               Current
                         --------------------------------------  --------------------------------------
                         --------------------------------------  --------------------------------------
 End of     Accumulated                  Cash                                     Cash
 Policy        at 5%     Accumulated   Surrender     Death       Accumulated   Surrender      Death
              Interest
  YEAR        PER YEAR      VALUE        VALUE      BENEFIT         VALUE        VALUE       BENEFIT
  ----        --------      -----        -----      -------         -----        -----       -------

    1              3,150        2,342         942      252,342          2,472        1,072     252,472
    2              6,458        4,730       2,992      254,730          5,020        3,282     255,020
    3              9,930        7,167       5,154      257,167          7,641        5,629     257,641
    4             13,577        9,645       7,548      259,645         10,332        8,235     260,332
    5             17,406       12,168      10,071      262,168         13,091       10,993     263,091

    6             21,426       14,727      12,837      264,727         15,922       14,033     265,922
    7             25,647       17,317      15,635      267,317         18,812       17,130     268,812
    8             30,080       19,935      18,462      269,935         21,756       20,283     271,756
    9             34,734       22,578      21,313      272,578         24,760       23,495     274,760
   10             39,620       25,235      24,178      275,235         27,822       26,764     277,822

   11             44,751       27,903      27,054      277,903         31,511       30,662     281,511
   12             50,139       30,564      29,923      280,564         35,295       34,654     285,295
   13             55,796       33,200      32,766      283,200         39,164       38,730     289,164
   14             61,736       35,794      35,568      285,794         43,130       42,904     293,130
   15             67,972       38,322      38,305      288,322         47,192       47,174     297,192

   16             74,521       40,764      40,764      290,764         51,335       51,335     301,335
   17             81,397       43,096      43,096      293,096         55,589       55,589     305,589
   18             88,617       45,300      45,300      295,300         60,003       60,003     310,003
   19             96,198       47,354      47,354      297,354         64,624       64,624     314,624
   20            104,158       49,222      49,222      299,222         69,466       69,466     319,466

   25            150,340       54,161      54,161      304,161         95,299       95,299     345,299

   30            209,282       45,861      45,861      295,861        122,061      122,061     372,061


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B              ANNUAL PREMIUM $3,000                       NONSMOKER

 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
         (NET ANNUAL RATE OF RETURN OF 9.82%)


               Premiums    Guaranteed                               Current
                          --------------------------------------  --------------------------------------
                          --------------------------------------  --------------------------------------
   End of    Accumulated                   Cash                                    Cash
   Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
               Interest
    YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
    ----       --------      -----        -----       -------        -----        -----       -------

     1              3,150        2,492        1,092     252,492          2,626        1,226     252,626
     2              6,458        5,182        3,443     255,182          5,488        3,750     255,488
     3              9,930        8,088        6,075     258,088          8,603        6,591     258,603
     4             13,577       11,224        9,127     261,224         11,990        9,892     261,990
     5             17,406       14,614       12,516     264,614         15,669       13,572     265,669

     6             21,426       18,270       16,381     268,270         19,673       17,784     269,673
     7             25,647       22,215       20,533     272,215         24,015       22,334     274,015
     8             30,080       26,471       24,997     276,471         28,723       27,250     278,723
     9             34,734       31,063       29,797     281,063         33,836       32,570     283,836
     10            39,620       36,014       34,957     286,014         39,387       38,330     289,387

     11            44,751       41,355       40,505     291,355         46,073       45,224     296,073
     12            50,139       47,104       46,462     297,104         53,380       52,738     303,380
     13            55,796       53,284       52,850     303,284         61,357       60,923     311,357
     14            61,736       59,921       59,696     309,921         70,084       69,859     320,084
     15            67,972       67,037       67,019     317,037         79,632       79,615     329,632

     16            74,521       74,660       74,660     324,660         90,067       90,067     340,067
     17            81,397       82,818       82,818     332,818        101,508      101,508     351,508
     18            88,617       91,553       91,553     341,553        114,103      114,103     364,103
     19            96,198      100,901      100,901     350,901        128,015      128,015     378,015
     20           104,158      110,891      110,891     360,891        143,383      143,383     393,383

     25           150,340      171,474      171,474     421,474        245,691      245,691     495,691

     30           209,282      251,894      251,894     501,894        407,029      407,029     657,029



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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


                                   APPENDIX B
                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)
                                        MALE                                                    FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
      0               2.85        1.43        2.85         1.43                2.24        1.12        2.24         1.12
      1               2.78        1.39        2.78         1.39                2.20        1.10        2.20         1.10
      2               2.87        1.44        2.87         1.44                2.27        1.14        2.27         1.14
      3               2.97        1.49        2.97         1.49                2.35        1.18        2.35         1.18
      4               3.08        1.54        3.08         1.54                2.43        1.22        2.43         1.22
      5               3.19        1.60        3.19         1.60                2.52        1.26        2.52         1.26
      6               3.32        1.66        3.32         1.66                2.61        1.31        2.61         1.31
      7               3.45        1.73        3.45         1.73                2.71        1.36        2.71         1.36
      8               3.59        1.80        3.59         1.80                2.82        1.41        2.82         1.41
      9               3.74        1.87        3.74         1.87                2.93        1.47        2.93         1.47
     10               3.90        1.95        3.90         1.95                3.05        1.53        3.05         1.53
     11               4.08        2.04        4.08         2.04                3.17        1.59        3.17         1.59
     12               4.25        2.13        4.25         2.13                3.31        1.66        3.31         1.66
     13               4.44        2.22        4.44         2.22                3.45        1.73        3.45         1.73
     14               4.63        2.32        4.63         2.32                3.59        1.80        3.59         1.80
     15               4.82        2.41        4.82         2.41                3.74        1.87        3.74         1.87
     16               5.01        2.51        5.01         2.51                3.90        1.95        3.90         1.95
     17               5.21        2.61        5.21         2.61                4.06        2.03        4.06         2.03
     18               5.40        2.70        5.40         2.70                4.23        2.12        4.23         2.12
     19               5.61        2.81        5.61         2.81                4.41        2.21        4.41         2.21
     20               5.18        2.59        6.89         3.45                4.36        2.18        5.19         2.60
     21               5.37        2.69        7.15         3.58                4.54        2.27        5.41         2.71
     22               5.58        2.79        7.43         3.72                4.73        2.37        5.65         2.83
     23               5.80        2.90        7.73         3.87                4.94        2.47        5.90         2.95
     24               6.04        3.02        8.05         4.03                5.15        2.58        6.16         3.08
     25               6.29        3.15        8.39         4.20                5.38        2.69        6.43         3.22
     26               6.56        3.28        8.76         4.38                5.62        2.81        6.73         3.37
     27               6.85        3.43        9.16         4.58                5.87        2.94        7.04         3.52
     28               7.16        3.58        9.58         4.79                6.14        3.07        7.36         3.68
     29               7.49        3.75        10.04        5.02                6.42        3.21        7.70         3.85
     30               7.84        3.92        10.52        5.26                6.71        3.36        8.07         4.04
     31               8.21        4.11        11.04        5.52                7.03        3.52        8.45         4.23
     32               8.61        4.31        11.59        5.80                7.36        3.68        8.85         4.43
     33               9.03        4.52        12.17        6.09                7.71        3.86        9.28         4.64
     34               9.47        4.74        12.79        6.40                8.08        4.04        9.73         4.87
     35               9.95        4.98        13.44        6.72                8.47        4.24        10.21        5.11
     36              10.45        5.23        14.14        7.07                8.88        4.44        10.71        5.36
     37              10.98        5.49        14.88        7.44                9.32        4.66        11.24        5.62
     38              11.54        5.77        15.66        7.83                9.77        4.89        11.80        5.90
     39              12.14        6.07        16.49        8.25               10.26        5.13        12.38        6.19
     40              12.77        6.39        17.36        8.68               10.77        5.39        12.99        6.50
     41              13.43        6.72        18.28        9.14               11.30        5.65        13.63        6.82
     42              14.14        7.07        19.26        9.63               11.86        5.93        14.30        7.15




                                        MALE                                  FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
     43              14.89        7.45        20.28       10.14               12.45        6.23        14.99        7.50
     44              15.68        7.84        21.37       10.69               13.07        6.54        15.72        7.86
     45              16.52        8.26        22.51       11.26               13.73        6.87        16.49        8.25
     46              17.42        8.71        23.72       11.86               14.43        7.22        17.29        8.65
     47              18.37        9.19        25.00       12.50               15.16        7.58        18.14        9.07
     48              19.38        9.69        26.35       13.18               15.94        7.97        19.03        9.52
     49              20.46        10.23       27.79       13.90               16.77        8.39        19.98        9.99
     50              21.61        10.81       29.32       14.66               17.65        8.83        20.97       10.49
     51              22.83        11.42       30.94       15.47               18.57        9.29        22.02       11.01
     52              24.14        12.07       32.65       16.33               19.56        9.78        23.13       11.57
     53              25.53        12.77       34.48       17.24               20.61        10.31       24.30       12.15
     54              27.02        13.51       36.40       18.20               21.72        10.86       25.54       12.77
     55              28.60        14.30       38.44       19.22               22.90        11.45       26.84       13.42
     56              30.29        15.15       40.59       20.30               24.15        12.08       28.23       14.12
     57              32.08        16.04       42.87       21.44               25.49        12.75       29.70       14.85
     58              34.01        17.01       45.29       22.65               26.92        13.46       31.26       15.63
     59              36.07        18.04       47.85       23.93               28.46        14.23       32.95       16.48
     60              38.27        19.14       50.59       25.30               30.12        15.06       34.77       17.39
     61              40.63        20.32       53.51       26.76               31.91        15.96       36.73       18.37
     62              43.16        21.58       56.62       28.31               33.85        16.93       38.84       19.42
     63              45.88        22.94       59.92       29.96               35.92        17.96       41.11       20.56
     64              48.78        24.39       63.42       31.71               38.15        19.08       43.53       21.77
     65              51.89        25.95       67.11       33.56               40.54        20.27       46.11       23.06
     66              55.21        27.61       71.01       35.51               43.09        21.55       48.84       24.42
     67              58.77        29.39       75.13       37.57               45.84        22.92       51.77       25.89
     68              62.59        31.30       79.52       37.75               48.81        24.41       54.92       27.46
     69              66.71        33.36       84.20       37.75               52.04        26.02       58.36       29.18
     70              71.16        35.58       89.20       37.75               55.57        27.79       62.10       31.05
     71              75.96        36.00       94.56       37.75               59.43        29.72       66.20       33.10
     72              81.04        36.00      100.28       37.75               63.65        31.83       70.68       35.00
     73              86.57        36.00      106.35       37.75               68.25        34.00       75.53       35.00
     74              92.47        36.00      112.74       37.75               73.23        34.00       80.75       35.00
     75              98.73        36.00      119.44       37.75               78.61        34.00       86.34       35.00
     76              105.38       36.00      126.39       37.75               84.42        34.00       92.32       35.00
     77              112.45       36.00      133.62       37.75               90.68        34.00       98.70       35.00
     78              120.00       36.00      141.17       37.75               97.47        34.00      105.57       35.00
     79              128.12       36.00      149.15       37.75               104.88       34.00      113.00       35.00
     80              136.88       36.00      157.63       37.75               112.98       34.00      121.09       35.00
     81              146.36       36.00      166.67       37.75               121.85       34.00      129.91       35.00
     82              156.57       36.00      176.28       37.75               131.55       34.00      139.51       35.00
     83              167.52       36.00      186.39       37.75               142.10       34.00      149.91       35.00
     84              179.12       36.00      196.88       37.75               153.50       34.00      161.12       35.00
     85              191.34       36.00      207.71       37.75               165.78       34.00      172.98       35.00


Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

National Life Insurance Company................................................1
National Variable Life Insurance Account.......................................1
The Portfolios.................................................................1
Premiums.......................................................................1
Distribution of the Policies...................................................2
Contractual Arrangements between National Life and the Funds Investment
        Advisors or Distributors ..............................................3
Terms of Underlying Fund Participation Agreements..............................4
Underwriting Procedures........................................................4
Increases in Face Amount.......................................................5
Other Policy Provisions........................................................5
     Operation at Age 99.......................................................6
     New York Policies - Reduced Paid-Up Benefit...............................6
     The Contract..............................................................6
     Change of Owner and Beneficiary...........................................6
     Split Dollar Arrangements.................................................7
     Assignments...............................................................7
     Suicide...................................................................7
     Arbitration...............................................................7
     Dividends.................................................................7
     Correspondence............................................................7
     Settlement Options........................................................7
Automated Fund Transfer Features...............................................8
     Dollar Cost Averaging.....................................................8
     Portfolio Rebalancing.....................................................9
Optional Benefits..............................................................9
     Waiver of Monthly Deductions.............................................11
     Accidental Death Benefit.................................................13
     Guaranteed Insurability Option...........................................13
     Rider for Disability Benefit - Payment of Mission Costs..................13
     Accelerated Care Rider...................................................14
     Chronic Care Protection Rider............................................16
     Accelerated Benefit Rider................................................18
     Tax Consequences Associated with Accelerated Care and
          Chronic Care Riders ................................................18
Policies Issued in Conjunction with Employee Benefit Plans....................19
Special Rules for Employee Benefit Plans......................................19
Legal Developments Regarding Unisex Actuarial Tables..........................19
Policy Reports................................................................20
Records.......................................................................20
Legal Matters.................................................................20
Experts.......................................................................21
Financial Statements..........................................................21
Financial Statements.........................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information


The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.


The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.






Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




                VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604





           This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2004 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at http://www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.



                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                 CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.







                                Dated May 1, 2004

                                TABLE OF CONTENTS


National Life Insurance Company...............................................1
National Variable Life Insurance Account......................................1
The Portfolios................................................................1
Premiums......................................................................1
Distribution of the Policies..................................................2
Contractual Arrangements between National Life and the Funds
        Investment Advisors or Distributors ..................................3
Terms of Underlying Fund Participation Agreements.............................4
Underwriting Procedures.......................................................4
Increases in Face Amount......................................................5
Other Policy Provisions.......................................................5
     Operation at Age 99......................................................6
     New York Policies - Reduced Paid-Up Benefit..............................6
     The Contract.............................................................6
     Change of Owner and Beneficiary..........................................6
     Split Dollar Arrangements................................................7
     Assignments..............................................................7
     Suicide..................................................................7
     Arbitration..............................................................7
     Dividends................................................................7
     Correspondence...........................................................7
     Settlement Options.......................................................7
Automated Fund Transfer Features..............................................8
     Dollar Cost Averaging....................................................8
     Portfolio Rebalancing....................................................9
Optional Benefits.............................................................9
     Waiver of Monthly Deductions............................................11
     Accidental Death Benefit................................................13
     Guaranteed Insurability Option..........................................13
     Rider for Disability Benefit - Payment of Mission Costs.................13
     Accelerated Care Rider..................................................14
     Chronic Care Protection Rider...........................................16
     Accelerated Benefit Rider...............................................18
     Tax Consequences Associated with Accelerated Care and
        Chronic Care Riders .................................................18
Policies Issued in Conjunction with Employee Benefit Plans...................19
Special Rules for Employee Benefit Plans.....................................19
Legal Developments Regarding Unisex Actuarial Tables.........................19
Policy Reports...............................................................20
Records......................................................................20
Legal Matters................................................................20
Experts......................................................................21
Financial Statements.........................................................21
Financial Statements........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent public accountant for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

TERM POLICY CONVERSIONS. We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

CREDIT TO HOME OFFICE EMPLOYEES. We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


------------- ------------------------------ -----------------------------------
Fiscal Year   Aggregate Amount of            Aggregate Amount of Commissions
              Commissions Paid to ESI*       Retained by ESI After Payments to
                                             its Registered Persons and Other
                                             Broker-Dealers
------------- ------------------------------ -----------------------------------
------------- ------------------------------ -----------------------------------
2001          $8,983,350                     $0
------------- ------------------------------ -----------------------------------
------------- ------------------------------ -----------------------------------
2002          $7,036,209                     $0
------------- ------------------------------ -----------------------------------
------------- ------------------------------ -----------------------------------
2003          4,891,267                      $0
------------- ------------------------------ -----------------------------------

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2003, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:




---------------------------------------------------- ---------------------- ---------------------------------
                      Portfolios of the                   % of Assets       Revenues National Life Received
                                                                                      During 2003
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                            0.10%                     $17,859
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                     0.25%(1)                 $12,830
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Dreyfus                                                        0.20%                       $0
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Fidelity VIP Funds                                             0.10%(2)                 $60,142
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Franklin Templeton Variable Insurance Products Trust           0.35%(3)                   none(4)
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
AIM Variable Insurance Funds                                   0.25%                     $ 6,749
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Series Trust II                                    0.20%                     $ 4,276
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                     0.15%(5)                  $ 1,173
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Scudder Variable Series II                                     0.40%(3)                    none(4)
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Strong VIF and Opportunity Fund II                             0.20%                     $16,823
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
T. Rowe Price Equity Series, Inc.                              0.25%(6)                    none(4)
---------------------------------------------------- ---------------------- ---------------------------------

         (1) 0.10% on the VP Inflation Protection Portfolio.

         (2) 0.05% with respect to the Index 500 Portfolio.

         (3) Includes 0.25% payable under the Fund's 12b-1 Plan.

         (4) Did not become available within the Policy until May 1, 2004.

         (5) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to National Life or its affiliate.

         (6) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.


These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  -      elite preferred nonsmoker
  -      preferred nonsmoker
  -      standard nonsmoker
  -      preferred smoker
  -      standard smoker
  -      juvenile, and
  -      substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-    the Insured's Attained Age
-    the Insured's sex
-    the Insured's Rate Class, and
-    the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate).

However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.


OPERATION AT AGE 99 WITH NO LAPSE GUARANTEE RIDER. The presence of No Lapse Guarantee Rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions - Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99. Second, all Monthly Deductions on the Policy will stop at age 99. All other aspects of the Policy operation at age 99 will be unchanged.


NEW YORK POLICIES - REDUCED PAID-UP BENEFIT. Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

ASSIGNMENTS. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

SUICIDE. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

ARBITRATION. Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the Insured's death, the Death Benefit will be increased by dividends payable, if any.

CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

         o PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

         o PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

         o PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

         o PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

         o LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

         o JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

         o 50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost. These costs are set forth in the "Fee Table" section of the prospectus. Some information with respect to many of the available riders is included in the prospectus. We provide additional information about optional benefits below.

GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase the both Guaranteed Death Benefit Rider and the Additional Protection Benefit Rider on your Policy, and the most current version of the Additional Protection Benefit Rider has been approved by your state, then during the first five Policy Years, the Guaranteed Death Benefit Rider will not protect the Death Benefit coverage provided by the Additional Protection Benefit Rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the Guaranteed Death Benefit Rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the Additional Protection Benefit Rider.

NO-LAPSE GUARANTEE RIDER

The No-Lapse Guarantee Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

CALCULATION OF CUMULATIVE GENERAL ACCOUNT PREMIUM. The Cumulative General Account Premium for the No-Lapse Guarantee Rider is calculated as follows:

         a) the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

         b) the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

         c) the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

         d) the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER. If on any Monthly Policy Date while the Rider is in force, your Cumulative General Account Premium is less than the required Cumulative Monthly Guarantee Premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test. If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the Rider have not been met. You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the Rider in force. The required premium will be the amount needed to satisfy the conditions of the Rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed. The Rider will be cancelled if a sufficient premium is not paid during the 61-day period. If cancelled, the Rider cannot be reinstated.

MONTHLY DEDUCTIONS. While the No-Lapse Guarantee Rider is in force, all Monthly Deductions will be deducted from the General Account. If, while the Rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted. Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

EFFECT OF INCREASES OR DECREASES. If you increase the Face Amount of a Policy with the No-Lapse Guarantee Rider, the Rider's guarantee will extend to the increase. This will result in an increase in the Monthly Guarantee Premium. If you decrease the Face Amount, the Rider's guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

WAIVERS OF MONTHLY DEDUCTIONS. If your Monthly Deductions are being waived under the operation of the Waiver of Monthly Deductions Rider or the Accelerated Care Rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.


EFFECT OF WITHDRAWALS OR LOANS. If you wish to keep this Rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the Rider. If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.


EFFECT OF TRANSFERS OUT OF GENERAL ACCOUNT. Transfers out of the General Account may also put the status of the Rider in jeopardy. If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, under the operation of the Rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the Cumulative Monthly Guarantee Premium. There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the Rider.

           EXAMPLE. HERE IS AN EXAMPLE OF THE OPERATION OF THE RIDER. A 45 YEAR OLD MALE IN THE PREFERRED UNDERWRITING CATEGORY PURCHASES A VARITRAK POLICY WITH A $250,000 FACE AMOUNT, WITH THE NO LAPSE GUARANTEE RIDER. THE MONTHLY GUARANTEE PREMIUM, WHICH IS STATED ON THE RIDER, IS $134.78. THE POLICYOWNER PAYS AN INITIAL PREMIUM EQUAL TO $269.56 (TWO TIMES THE MONTHLY GUARANTEE PREMIUM), AND THEN PLANS TO BEGIN MAKING AUTOMATIC MONTHLY PREMIUM PAYMENTS OF $201.16 ON THE MONTHLY POLICY DATES STARTING WITH THE MONTHLY POLICY DATE WHICH IS TWO MONTHS AFTER THE DATE OF ISSUE. IF HE MAKES PREMIUM PAYMENTS AT THE TIMES PLANNED AND AT LEAST EQUAL TO THE PLANNED LEVELS, ALLOCATES 67% OF EACH SUCH PAYMENT ($134.78) TO THE GENERAL ACCOUNT, AND MAKES NO LOANS, TRANSFERS OR WITHDRAWALS OUT OF THE GENERAL ACCOUNT, HE CAN BE ASSURED THAT THE POLICY WILL NOT LAPSE, REGARDLESS OF THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT, THE LEVEL OF INTEREST CREDITED TO THE GENERAL ACCOUNT, AND THE AMOUNTS OF THE MONTHLY DEDUCTIONS. DURING THIS TIME, ALL OF THE MONTHLY DEDUCTIONS FOR THE POLICY WILL BE TAKEN FROM THE GENERAL ACCOUNT AND NOT FROM THE SEPARATE ACCOUNT. THESE MONTHLY DEDUCTIONS WILL INCLUDE A RIDER CHARGE OF $12.50 PER MONTH ($250,000 FACE AMOUNT TIMES $.05 PER THOUSAND PER MONTH).

           NOW ASSUME THAT AFTER MAKING THE PLANNED PREMIUM PAYMENTS FOR SIX MONTHS, THE POLICYOWNER SKIPS A PAYMENT. SINCE IN THIS CASE THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM HAS JUST BEEN MATCHING THE CUMULATIVE MONTHLY GUARANTEE PREMIUM WHILE THE PAYMENTS WERE BEING MADE, THE SKIPPED PAYMENT WILL RESULT IN THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM BEING LESS THAN THE CUMULATIVE MONTHLY GUARANTEE PREMIUM. AS A RESULT, ON THE MONTHLY POLICY DATE CORRESPONDING TO THE SKIPPED PAYMENT, WE WILL SEEK TO AUTOMATICALLY TRANSFER ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT IN AN AMOUNT SUFFICIENT TO MAKE UP THE SHORTFALL IN CUMULATIVE GENERAL ACCOUNT PREMIUM THAT RESULTED FROM THE SKIPPED PAYMENT. IN THIS SITUATION THE SHORTFALL WOULD BE $134.78. IF THE INVESTMENT RETURN ON THE SIX PAYMENTS OF $66.38 INTO THE SEPARATE ACCOUNT HAS BEEN ZERO AFTER NETTING OUT THE MORTALITY AND EXPENSE RISK CHARGE, THE FUND EXPENSES AND THE PREMIUM TAXES ON THAT PORTION OF THE PREMIUM PAYMENTS, THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT WILL NOW BE $398.28 (6 X $66.38). UNDER THESE FACTS, WE WILL BE ABLE TO EFFECT TO AUTOMATIC TRANSFER INTO THE GENERAL ACCOUNT, LEAVING $263.50 IN ACCUMULATED VALUE IN THE SEPARATE ACCOUNT.

           IF THERE HAD NOT BEEN SUFFICIENT ACCUMULATED VALUE IN THE SEPARATE ACCOUNT TO FULLY MAKE UP THE SHORTFALL, THE NO LAPSE GUARANTEE RIDER WILL BE CANCELLED IF A SUFFICIENT PREMIUM AS DESCRIBED ABOVE UNDER "AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER" IS NOT PAID WITHIN 61 DAYS AFTER WE NOTIFY THE POLICYOWNER THAT SUCH A PAYMENT IS NECESSARY TO PREVENT CANCELLATION OF THE RIDER.

           THE SAME PROCEDURE, INVOLVING THE AUTOMATIC TRANSFER OF ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT, AND THE LAPSE PENDING PROCESS FOR THE RIDER IN THE EVENT THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT IS NOT SUFFICIENT, WOULD ALSO BE FOLLOWED IN THE EVENT THE POLICYOWNER MAKES A TRANSFER OUT OF THE GENERAL ACCOUNT, OR MAKES A WITHDRAWAL OR TAKES A LOAN WHICH REQUIRES SOME ACCUMULATED VALUE TO BE TAKEN OUT OF THE GENERAL ACCOUNT.

WAIVER OF MONTHLY DEDUCTIONS.

If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

ACCIDENTAL DEATH BENEFIT.

The Accidental Death Benefit Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

GUARANTEED INSURABILITY OPTION.

This Rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider, which is based on age at the time of purchase of the Rider and sex, to the Monthly Deduction on the Policy.

RIDER FOR DISABILITY BENEFIT - PAYMENT OF MISSION COSTS.

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.

This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this Rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

THIS RIDER IS NOT AVAILABLE IN ALL STATES.

ACCELERATED CARE RIDER.

We offer an Accelerated Care Rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". The Insured is deemed "chronically ill" if he or she":

         - is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

         - requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The Accelerated Care Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

         - we receive proof satisfactory to us that the Insured is chronically ill,
         - we receive a plan of care to address the Insured's chronic illness, and
         - 60 days have elapsed since the Insured began receiving "qualified long-term care services," as defined in the Rider (we refer to this 60-day period as the "elimination period").

The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the Rider

If your Policy's Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy's Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the Rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the Rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:


         ----------------------------------------------------------------
                                                  Percentage Limit
         ----------------------------------------------------------------
                                             ----------------------------
         COVERED SERVICE                       OPTION 1      OPTION 2
         ---------------                       --------      --------
         ----------------------------------------------------------------
         Nursing Home Care                       1.0%          2.0%
         ----------------------------------------------------------------
         Home Health Care                        1.0%          2.0%
         ----------------------------------------------------------------
         Adult Day Care                          0.5%          1.0%
         ----------------------------------------------------------------

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy's values.

Each time we make an accelerated care benefit payment, we will:

         a) reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

         b) reduce your Policy's Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

         c) reduce your Policy's Death Benefit to reflect reductions in your Policy's Face Amount and Accumulated Value; and

         d) reduce your Minimum Monthly Premium to reflect the reduction in your Policy's Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the Rider will end.

We will offer an optional inflation protection feature with this Rider. This feature will increase the amount available for acceleration without increasing the Policy's Death Benefit. As a result, Accelerated Care Riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all Riders attached to your Policy while accelerated care benefits are being paid under this Rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this Rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the Rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

CHARGES FOR RIDER. We will assess a monthly charge for the Accelerated Care Rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The Rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the Accelerated Care Rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the Accelerated Care Rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders" in the prospectus under "Federal Income Tax Consequences."

TAX CONSEQUENCES. The Accelerated Care Rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this Rider to your Policy because guidance with respect to these requirements is limited.

AVAILABILITY. The Accelerated Care Rider is available both at issue and after issue subject to full medical underwriting. This Rider will not be available in qualified plans. The Accelerated Care Rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The Accelerated Care Rider will terminate if the base Policy terminates, or if you choose to terminate the Rider.

In general, we will not issue the Accelerated Care Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Accelerated Care Rider provides for certain exclusions from coverage. Please see your Rider for more details.

CHRONIC CARE PROTECTION RIDER.

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The Chronic Care Protection Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

         a) we receive proof satisfactory to us that the Insured is chronically ill,
         b) we receive a plan of care to address the Insured's chronic illness, and
         c) we have accelerated the entire Death benefit of the Policy under the Accelerated Care Rider.

We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the Accelerated Care Rider have been exhausted, payment of chronic care protection benefits will not effect your Policy's values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this Rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the Accelerated Care Rider.

         -----------------------------------------------------------------------
                                                  PERCENTAGE LIMIT
         -----------------------------------------------------------------------
                                      ------------------------------------------
         COVERED SERVICE                 OPTION 1      OPTION 2     OPTION 3
         ---------------                 --------      --------     --------
         -----------------------------------------------------------------------
         Nursing Home Care                 1.0%          2.0%         2.0%
         -----------------------------------------------------------------------
         Home Health Care                  1.0%          2.0%         2.0%
         -----------------------------------------------------------------------
         Adult Day Care                    0.5%          1.0%         1.0%
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------
         OPTION                BENEFIT PERIOD
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Option 1              Until the death or recovery of the Insured.
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Option 2              Until the death or recovery of the Insured.
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Option                3 Until an amount equal to the inflation
                               adjusted Rider Face Amount has been paid
                               under the Rider.
         -----------------------------------------------------------------------

The monthly benefit limit for a particular type of care is equal to the Chronic Care Protection Rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This Rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this Rider lapses after three years.

An optional inflation protection feature will be available with this Rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the Rider.

CHARGES FOR RIDER. We will assess a monthly charge per $1,000 of Face Amount for the Chronic Care Protection Rider. We will add this charge to your Monthly Deduction. The Chronic Care Protection Rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the Chronic Care Protection Rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges.

TAX CONSEQUENCES. The Chronic Care Protection Rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a Chronic Care Protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this Rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy because guidance with respect to such federal tax requirements is limited.

AVAILABILITY. The Chronic Care Protection Rider is available at issue and after issue subject to full medical underwriting. You may only elect this Rider if you have also elected the Accelerated Care Rider. The Chronic Care Protection Rider will not be available in qualified plans. This Rider will terminate if the base Policy terminates, if the Accelerated Care Rider terminates (not including when you have received the full benefit under that Rider), or if you choose to terminate the Rider.

In general, we will not issue the Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Chronic Care Protection Rider provides for certain exclusions from coverage. Please see your Rider for more details.


TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED CARE AND CHRONIC CARE RIDERS.

We believe that benefits payable under the Accelerated Care Rider and the Chronic Care Protection Rider should generally be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, we believe that the Accelerated Care and Chronic Care Protection Riders should each satisfy these requirements.

In certain states, however, we may also offer long term care Riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care Riders.") Because the federal tax consequences associated with benefits paid under nonqualifying long-term care Riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care Riders to your Policy. We will advise you whether we intend for your Rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the Chronic Care Protection Rider, or any nonqualifying long-term care Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the Cost of the Accelerated Care Rider is unclear. You should consult a tax adviser regarding the treatment of these payments.


ACCELERATED BENEFIT RIDER.

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect. This Rider is not available in all states and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, may not receive benefits under the Rider until a period of time not to exceed five years after the Rider's issue has passed. Although this is not guaranteed, we currently require that this waiting period be only two years.

This Rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this Rider because guidance with respect to such federal tax requirements is limited.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.

Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

         o     the Face Amount;
         o     the current Death Benefit;
         o     any Policy loans and accrued interest;
         o     the current Accumulated Value;
         o     the non-loaned Accumulated Value in the General Account;
         o     the amount held as Collateral in the General Account;
         o     the value in each subaccount of the Separate Account;
         o     premiums paid since the last report;
         o     charges deducted since the last report;
         o     any Withdrawals since the last report; and
         o     the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS


The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2003 and 2002

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   125 H ~ g h Street
                                                   Boston M A 02 1 10
                                                   Telephone (617) 530
                                                   5000 Facsimlle (617) 530 5001




                         Report of Independent Auditors



 To the Board of Directors and Stockholders of National
 Life lnsurance Company:


 In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity, and of cash flows present fairly, in all material respects, the financial position of National Life lnsurance Company and its subsidiaries (National
 Life) at December 31, 2003 and 2002, and the results of their operations and their cash flows for the three years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

 As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in note 3 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
February 20, 2004

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                    2003          2002
-------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                  $   213,494   $    98,857
  Available-for-sale debt securities                                           7,281,266     6,342,950
  Available-for-sale equity securities                                           156,618       160,643
  Trading equity securities                                                       26,074        20,097
  Mortgage loans                                                               1,386,055     1,279,723
  Policy loans                                                                   721,971       737,778
  Real estate investments                                                         23,536        35,489
  Other invested assets                                                          256,987       154,536
-------------------------------------------------------------------------------------------------------
    Total cash and invested assets                                            10,066,001     8,830,073

  Deferred policy acquisition costs                                              606,144       580,144
  Accrued investment income                                                      119,292       119,038
  Premiums and fees receivable                                                    23,344        23,318
  Deferred income taxes                                                           27,928        41,091
  Amounts recoverable from reinsurers                                             84,170       370,369
  Present value of future profits of insurance acquired                           62,831        70,746
  Property and equipment, net                                                     44,230        49,183
  Federal income tax recoverable                                                    --           7,229
  Other assets                                                                   161,040       143,530
  Separate account assets                                                        659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total assets                                                             $11,854,584   $10,728,650
=======================================================================================================

LIABILITIES:
  Policy benefit liabilities                                                 $ 4,511,540   $ 4,375,566
  Policyholders' accounts                                                      4,699,978     4,151,159
  Policyholders' deposits                                                         64,338        67,673
  Policy claims payable                                                           37,677        34,295
  Policyholders' dividends                                                       216,130       198,896
  Amounts payable to reinsurers                                                   20,757        17,164
  Collateral held on loaned securities                                            39,835        17,763
  Other liabilities and accrued expenses                                         184,193       127,253
  Federal income tax payable                                                       3,043          --
  Pension and other post-retirement benefit obligations                          181,092       166,462
  Debt                                                                            92,770        69,706
  Separate account liabilities                                                   659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                         10,710,957     9,719,866
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,283         5,259

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
  shares issued and outstanding)                                                   2,500         2,500
  Additional paid-in capital                                                      34,399         5,000
  Retained earnings                                                            1,027,683       950,081
  Accumulated other comprehensive income                                          73,762        45,944
-------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                 1,138,344     1,003,525
-------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests and stockholder's equity           $11,854,584   $10,728,650
=======================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                2003            2002           2001
-------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                      $   411,226    $   392,053    $   377,596
  Policy and contract charges                                                 103,106         89,087         76,850
  Net investment income                                                       663,471        516,113        516,115
  Net realized loss                                                            (8,001)       (37,513)        (8,696)
  Change in value of trading equity securities                                  4,187         (3,669)        (2,616)
  Mutual fund commission and fee income                                        61,907         53,182         55,537
  Other income                                                                 28,998         18,812         18,358
-------------------------------------------------------------------------------------------------------------------

    Total revenues                                                          1,264,894      1,028,065      1,033,144
-------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              168,424        126,161        134,876
  Policy benefits                                                             329,674        339,869        312,010
  Policyholders' dividends and dividend obligations                           126,774        128,062        113,404
  Interest credited to policyholder account liabilities                       244,551        125,467        150,488
  Operating expenses                                                          179,417        163,100        153,751
  Interest expense on debt                                                      5,842          5,848          5,983
  Change in sales practice remediation provision                               (2,384)        (5,373)       (13,802)
  Restructuring charge - mainframe computer operations                           --             --            6,487
  Policy acquisition expenses and amortization of
    present value future profits, net                                         127,424        115,747         97,791
-------------------------------------------------------------------------------------------------------------------

    Total benefits and expenses                                             1,179,722        998,881        960,988
-------------------------------------------------------------------------------------------------------------------

  Income before income taxes, minority interests, and cumulative effect        85,172         29,184         72,156

  Income tax expense                                                            6,801            904         17,540
-------------------------------------------------------------------------------------------------------------------

  Income before minority interests and cumulative effect                       78,371         28,280         54,616
    Minority interests                                                            769          1,927          4,725
-------------------------------------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT                                                77,602         26,353         49,891
  Cumulative effect of accounting change                                         --             --           (2,052)
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                $    77,602    $    26,353    $    47,839
===================================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2003         2002        2001
--------------------------------------------------------------------------------------------
  Net income                                            $  77,602    $  26,353    $  47,839

OTHER COMPREHENSIVE INCOME:
 Unrealized gain on available-for-sale securities, net     28,138       51,017       31,323
 Change in additional minimum pension liability, net         (320)     (14,770)        --
--------------------------------------------------------------------------------------------

Total comprehensive income                              $ 105,420    $  62,600    $  79,162
============================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                               2003           2002          2001
----------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                    $     2,500    $     2,500    $     2,500
====================================================================================================

ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                    $     5,000    $     5,000    $     5,000
  Capital Contribution                                         29,399           --             --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    34,399    $     5,000    $     5,000
====================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                    $   950,081    $   933,728    $   885,889
  Net income                                                   77,602         26,353         47,839
  Dividend to Stockholder                                        --          (10,000)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $ 1,027,683    $   950,081    $   933,728
====================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                    $    45,944    $     9,697    $   (21,626)
  Unrealized gain on available-for-sale securities, net        28,138         51,017         31,323
  Change in additional minimum pension liability, net            (320)       (14,770)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    73,762    $    45,944    $     9,697
====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                  $ 1,138,344    $ 1,003,525    $   950,925
====================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                               2003          2002            2001
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $    77,602    $    26,353    $    47,839
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Change in:
    Accrued investment income                                                  (254)         2,025         (1,097)
    Policy acquisition costs                                                (52,816)       (50,400)       (39,592)
    Policy liabilities                                                      138,434        119,489         90,557
    Amendment of modco reinsurance agreement with UNUM                      286,161           --             --
    Interest credited to policyholder account liabilities                   244,551        125,467        150,488
    Policy and contract charges                                            (103,106)       (89,087)       (76,850)
    Other liabilities                                                         1,859          6,197          9,502
Provision for deferred income taxes                                          (1,726)       (11,821)         3,449
Net realized investment loss                                                  8,001         37,513          8,696
Net realized options (gain) loss                                            (68,317)       (47,374)        32,192
Amortization of present value of future profits of insurance acquired         7,225          9,492          8,448
Depreciation                                                                  5,698          5,234          2,541
Other                                                                        49,523         53,658        (66,853)
------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                 592,835        186,746        169,320
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments           3,118,720      2,166,608      2,160,858
  Cost of investments acquired                                           (4,088,462)    (2,793,117)    (2,546,177)
  Acquisition of Sigma                                                         --          (14,188)          --
  Change in policy loans                                                     15,807         14,364         12,580
  Other                                                                     (13,584)          (479)       (10,629)
------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                      (967,519)      (626,812)      (383,368)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                   665,658        571,688        460,639
  Policyholders' withdrawals                                               (258,273)      (209,776)      (292,661)
  Net change in collateral held on loaned securities                         22,072         (5,788)        (2,380)
  Capital contribution received                                              29,399           --             --
  Dividend to stockholder                                                      --          (10,000)          --
  Issuance of surplus notes                                                  30,000           --             --
  Retirement of surplus notes                                                (7,000)        (2,426)        (1,995)
  Other                                                                       7,465         (4,041)        (9,096)
------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                               489,321        339,657        154,507
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        114,637       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                          98,857        199,266        258,807
------------------------------------------------------------------------------------------------------------------
  End of year                                                           $   213,494    $    98,857    $   199,266
==================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 1,000 people, concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 31 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 375,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 29% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.7 billion of net assets represent sixteen mutual funds managed on behalf of about 196,000 individual, corporate, and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and certain other subsidiaries and affiliates. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Beneficial interests in securitized financial assets which experience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and accounted for using the equity method. Impairments are recorded as realized gains or losses if projected future earnings are less than the carrying value of the investment. Changes in the carrying value of limited partnerships are included in unrealized gains and losses, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins or profits, amortization of deferred policy acquisition costs would have increased by $11.0 million in 2003.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2004 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulting decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 14 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.8 million at December 31, 2003 and 2002 and was included in other assets. Goodwill amortization recorded in 2001 was $0.7 million and was included in operating expenses. Total other intangible assets at December 31, 2003 and 2002 were $11.5 million and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2003, 2002, or 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $85.8 million and $70.7 million at December 31, 2003 and 2002, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $10.0 million, $(1.8) million, and $(0.5) million in 2003, 2002, and 2001, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life policies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Statutory required separate account investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2003, no contracts had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2003 was 55. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 16 for additional information.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2003. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 16 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                                         Gross          Gross
                                                                       Unrealized      Unrealized      Estimated Fair
2003                                                     Cost            Gains          Losses              Value
----------------------------------------------------------------------------------------------------------------------
AFS debt and equity
Securities:
  U.S. government obligations                          $   18,971     $    1,234       $     --          $   20,205
  Government agencies, authorities
     and subdivisions                                      54,423          5,882             --              60,305
  Corporate:
  Communications                                          482,391         54,845              932           536,304
  Consumer & retail                                       360,492         30,816            1,164           390,144
  Financial institutions                                  928,506         74,714            5,163           998,057
  Industrial and chemicals                                238,004         23,813               80           261,737
  Other corporate                                          95,878         14,282                5           110,155
  REITS                                                   119,985          8,691             --             128,676
  Transportation                                          111,202          8,850            5,329           114,723
  Utilities                                             1,013,828         89,146            6,884         1,096,090
----------------------------------------------------------------------------------------------------------------------
Total corporate                                         3,350,286        305,157           19,557         3,635,886
Private placements                                        805,454         66,793            5,876           866,371
Mortgage-backed securities                              2,693,247         32,185           26,933         2,698,499
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt securities                             6,922,381        411,251           52,366         7,281,266
Preferred stocks                                          131,514         13,237              476           144,275
Common stocks                                              10,167          2,219               43            12,343
----------------------------------------------------------------------------------------------------------------------
  Total AFS equity securities                             141,681         15,456              519           156,618
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt and equity
    securities                                         $7,064,062     $  426,707       $   52,885        $7,437,884
======================================================================================================================

                                                     Gross       Gross
                                                   Unrealized  Unrealized   Estimated Fair
        2002                            Cost         Gains       Losses        Value
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   39,830   $    1,874   $       17   $   41,687
  Government agencies, authorities
    and subdivisions                     83,977       13,128         --         97,105
  Corporate:
    Communications                      370,031       30,545       12,058      388,518
    Consumer & retail                   370,099       29,785        7,280      392,604
    Financial institutions              746,449       71,244        7,474      810,219
    Industrial and chemicals            280,076       22,871        3,277      299,670
    Other corporate                      64,363        7,029         --         71,392
    REITS                               111,222        9,554         --        120,776
    Transportation                      130,753       11,445       11,685      130,513
    Utilities                           960,057       64,992       53,501      971,548
------------------------------------------------------------------------------------------
  Total corporate                     3,033,050      247,465       95,275    3,185,240
  Private placements                    817,801       65,289       20,405      862,685
  Mortgage-backed securities          2,082,899       73,400           66    2,156,233
------------------------------------------------------------------------------------------
    Total AFS debt securities         6,057,557      401,156      115,763    6,342,950
  Preferred stocks                      124,039       11,718          324      135,433
  Common stocks                          26,016           22          828       25,210
------------------------------------------------------------------------------------------
    Total AFS equity securities         150,055       11,740        1,152      160,643
------------------------------------------------------------------------------------------
    Total AFS debt and equity
      securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity included as a component of securities accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                  2003          2002        2001
------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                          $  77,841    $ 212,117    $ 120,331
Net unrealized gain (losses) on separate accounts                                    586         (526)        (754)
Net unrealized gain on other invested assets                                         877         --           --
Related deferred policy acquisition costs                                        (28,179)     (48,117)      (9,976)
Related present value of future profits of insurance acquired                       (687)      (7,355)      (4,787)
Related deferred income taxes                                                    (15,063)     (27,617)     (16,809)
Related policyholder dividend obligation                                          (7,237)     (77,485)     (56,682)
  Increase in net unrealized gains                                                28,138       51,017       31,323
Balance, beginning of year                                                        60,714        9,697      (21,626)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                           $  88,852    $  60,714    $   9,697
==================================================================================================================

                                                                                     2003         2002
------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
  Net unrealized gains on available-for-sale securities                           $ 373,822    $ 295,981
  Net unrealized gains on separate accounts                                           2,601        2,015
  Net unrealized gain on other invested assets                                          877         --
  Related deferred policy acquisition costs                                         (87,720)     (59,541)
  Related present value of future profits of insurance acquired                     (11,480)     (10,793)
  Related deferred income taxes                                                     (47,844)     (32,781)
  Related policyholder dividend obligation                                         (141,404)    (134,167)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $  88,852    $  60,714
==================================================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2003, 2002, and 2001 of $28.1 million, $51.0 million, and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(2.5) million, $(35.1) million, and $(20.4) million and net of tax and deferred acquisition cost offsets of $(1.8) million, $(24.1) million, and $(13.8) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2003, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                 Amortized   Estimated Fair
                                                    Cost        Value
        ---------------------------------------------------------------------
        Due in one year or less                  $  256,563   $  261,972
        Due after one year through five years     1,146,650    1,242,208
        Due after five years through ten years    1,670,746    1,819,575
        Due after ten years                       1,155,175    1,259,012
        Mortgage-backed securities                2,693,247    2,698,499
        ---------------------------------------------------------------------
          Total                                  $6,922,381   $7,281,266
        =====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2003, 2002, and 2001 were $2,373.1 million, $1,559.1 million, and $1,544.9 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $36.1 million, $34.4 million, and $37.8 million,respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $31.3 million, $11.7 million, and $20.4 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $2.4 million, $2.1 million, and $0.2 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $1.1 million, $1.2 million, and $1.1 million, respectively. The following summarizes the components of net realized losses, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):
                                         2003        2002         2001
--------------------------------------------------------------------------
Available-for-sale debt securities     $ (9,309)   $(18,686)   $ (8,634)
Available-for-sale equity securities      1,041     (11,275)     (1,734)
Mortgage loans                           (1,744)       (969)     (1,928)
Real estate investments                   2,550         579       7,828
Other invested assets                      (539)     (7,162)     (4,228)
--------------------------------------------------------------------------
  Total                                $ (8,001)   $(37,513)   $ (8,696)
==========================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003, were as follows (in thousands):

                                  Less than 12 months       12 months or more              Total
--------------------------------------------------------------------------------------------------------------
                                           Unrealized                  Unrealized                 Unrealized
Description of Securities     Fair Value     Losses      Fair Value     Losses        Fair Value    Losses
--------------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $     --      $     --     $     --       $     100   $     --
Corporate:
  Communications                  34,125         (582)       10,365         (403)       44,490         (985)
  Consumer & retail               38,187         (624)        7,460       (1,076)       45,647       (1,700)
  Financial institutions         160,277       (5,737)       62,766       (2,856)      223,043       (8,593)
  Industrial and chemicals        27,942         (879)         --           --          27,942         (879)
  Other corporate                  5,005           (5)         --           --           5,005           (5)
  REITS                             --             --          --           --             --           --
  Transportation                  10,255       (1,272)       22,935       (4,560)       33,190       (5,832)
  Utilities                      132,449       (3,703)       54,442       (3,736)      186,891       (7,439)
--------------------------------------------------------------------------------------------------------------
Total corporate                  408,240      (12,802)      157,968      (12,631)      566,208      (25,433)
Mortgage-backed securities     1,272,095      (26,926)        2,695           (7)    1,274,790      (26,933)
--------------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,680,435      (39,728)      160,663      (12,638)    1,841,098      (52,366)
Preferred stock                    9,998           (2)        8,722         (474)       18,720         (476)
Common stock                        --           --              43          (43)           43          (43)
--------------------------------------------------------------------------------------------------------------
Total securities              $1,690,433   $  (39,730)   $  169,428   $  (13,155)   $1,859,861   $  (52,885)
==============================================================================================================

$26.9 million of the $39.7 million total unrealized losses in the less than 12 months category is in the mortgage backed securities portfolio. All of these securities were purchased in 2003 and were rated AAA at acquisition. These unrealized losses can be explained entirely by the higher level of interest rates at December 31, 2003 compared to those at the time of purchase. The $26.9 million of unrealized losses on mortgage backed securities represents 2.1% of the aggregate fair value of the $1.3 billion in mortgage backed securities with unrealized losses at December 31, 2003. Many of the positions in this category have fair values only marginally below their respective carrying values.

The majority of the $12.8 million unrealized losses on the corporate bond portfolio in the less than 12 months category are in the financial institution and utility portfolios. Many of these bonds were purchased during the low interest rate environment that occurred in the spring and early summer of 2003. All of the unrealized losses on these bonds are interest rate related, not credit related. All of the corporate bonds purchased in 2003 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade.

Virtually all of the unrealized losses in the 12 months or more category are due to corporate bonds. The unrealized losses are concentrated in the transportation, utility, and financial institution sectors. The unrealized losses in the transportation sector are all due to investments in airlines. All the airline bonds are secured by aircraft and the Company anticipates receiving its carrying value in each of these investments. The utility losses consist of six companies with extensive merchant power businesses. Depressed electricity markets caused these companies to report losses in 2002. Each of these companies accessed the capital markets in 2003 and has restructured its operations. Based on these facts and circumstances, the Company believes that the unrealized losses on these bonds at December 31, 2003 are temporary.

The financial institution securities in the 12 months or more unrealized losses category consist of seven positions, five of which are senior tranches in collateralized bond obligations. The five senior tranches have experienced a decline in fair value due to increasing defaults in the underlying portfolios. However, the remaining collateral value is sufficient to cover the Company's carrying value. The other two securities are in other financial institutions that reported operating losses in 2002, which temporarily reduced the fair value of their bonds. At December 31, 2003, both of these securities traded at over ninety percent of the Company's adjusted cost. The Company anticipates that this recovery in fair value will continue, and therefore any remaining unrealized losses are temporary.

While some of the corporate securities highlighted above have traded during 2003 at below eighty percent of adjusted cost, none of the securities have had fair values below 80% of adjusted cost continually since June 30, 2003. All of the above corporate bonds' fair values have increased since December 31, 2002. As a result, none of the unrealized losses highlighted above have been deemed by the Company to be other than temporary. The Company has both the intent and ability to hold these securities until full recovery or maturity.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against net income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $39.8 million and $17.8 million at December 31, 2003 and 2002, respectively. The fair value of the loaned securities was $38.0 million and $17.1 million at December 31, 2003 and 2002, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2003, 2002, and 2001 the equity securities held in the trading category recorded $0.9 million, $0.3 million, and $1.1 million of net investment income. The cost of trading securities held at December 31, 2003 and 2002 was $27.8 million and $26.7 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                 2003           2002
                                               -----------------------
GEOGRAPHIC REGION

New England                                       4.1%            4.7%
Middle Atlantic                                   7.8             8.8
East North Central                                9.7            10.9
West North Central                                5.9             5.9
South Atlantic                                   27.3            26.2
East South Central                                3.6             3.3
West South Central                                9.9             9.4
Mountain                                         15.1            15.2
Pacific                                          16.6            15.6
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

PROPERTY TYPE
Apartment                                        24.9%           24.5%
Retail                                            9.0            10.6
Office Building                                  37.0            35.7
Industrial                                       25.0            24.7
Hotel/Motel                                       2.2             2.4
Other Commercial                                  1.9             2.1
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

Total mortgage loans and real estate
  (in thousands)                            $1,409,591      $1,315,212
=======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                  2003            2002
--------------------------------------------------------------------------
Unimpaired loans                              $ 1,377,854    $ 1,272,695
Impaired loans without valuation allowances            50          1,828
--------------------------------------------------------------------------
        Subtotal                                1,377,904      1,274,523
--------------------------------------------------------------------------
Impaired loans with valuation allowances           10,355          5,660
Related valuation allowances                       (2,204)          (460)
--------------------------------------------------------------------------
        Subtotal                                    8,151          5,200
--------------------------------------------------------------------------
Total                                         $ 1,386,055    $ 1,279,723
==========================================================================

                               2003               2002              2001
--------------------------------------------------------------------------
Impaired loans:
Average total investment       $8,947             $5,647           $6,361
Interest income recognized     $  930             $  584           $  340
Interest received              $  722             $  616           $  207


Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                                 2003           2002         2001
====================================================================================================
Additions for impaired loans charged to realized losses        $ 1,744       $   460        $    36
Changes to previously established valuation allowances               0           (76)        (2,345)
----------------------------------------------------------------------------------------------------
 Increase (decrease) in valuation allowances                     1,744           384         (2,309)
Balance, beginning of year                                         460            76          2,385
----------------------------------------------------------------------------------------------------
Balance, end of year                                           $ 2,204       $   460        $    76
====================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                2003           2002           2001
-------------------------------------------------------------------------------------
Debt securities interest                     $  439,532    $   418,305   $   399,878
Equity securities dividends                      10,189         11,546        12,541
Mortgage loan interest                          104,611        102,593        99,753
Policy loan interest                             45,502         47,216        47,821
Real estate income                                3,889          4,259        10,433
Options                                          69,880        (50,809)      (35,969)
Other investment income                           5,243         (1,336)          (33)
-------------------------------------------------------------------------------------
  Gross investment income                       678,846        531,774       534,424
  Less: investment expenses                      15,375         15,661        18,309
-------------------------------------------------------------------------------------
  Net investment income                      $  663,471    $   516,113   $   516,115
=====================================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. Policyholder account liabilities at December 31, 2003, and 2002 were $1,335.9 million and $1,130.3 million, respectively.

Results of operations for 2003, 2002 and 2001 included after-tax earnings from equity indexed annuities of $19.2 million, $16.6 million and $12.1 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

In 2001, the Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. As originally issued, the principal was to be returned provided there had been no default or bankruptcy of Mirant Corporation by July 15, 2004. Mirant declared bankruptcy in July 2003. Prior to the bankruptcy, the swap contracts were marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million at December 31, 2002. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. Unrealized gains of $0.5 million and $0.3 million were recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively. As a result of the 2003 bankruptcy, the Company received cash of $0.4 million and 2.25% interest rate $10.0 million par bonds due 2021 from Mirant. The net carrying value of the initial investment at December 31, 2002 was essentially equal to the fair value of the settlement received, and accordingly no additional losses were recorded in 2003.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2003 and December 2002 was zero. Cumulative gain or loss on the credit swap from inception is zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                    2003         2002
------------------------------------------------------------------------
Notional amounts:
  Futures                                         $12,332      $ 4,235
  Credit default swaps                            $ 6,000      $16,000
========================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):
                                                            2003        2002
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)   $ 147,067    $  34,153
Options written (included in other liabilities)           (57,825)     (11,422)
Futures (included in other invested assets)                 1,510          573
Credit default swaps (included in other liabilities)          -0-       (6,400)
-------------------------------------------------------------------------------
Net carrying value                                      $  90,752    $  16,904
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                           2003                              2002
-------------------------------------------------------------------------------------------------------------------
                                                 Carrying      Estimated Fair   Carrying Value    Estimated Fair
                                                  Value           Value                              Value
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                        $ 213,494       $  213,494        $   98,857      $    98,857
Available-for-sale debt securities               7,281,266        7,281,266         6,342,950        6,342,950
Available-for-sale equity securities               156,618         156,618            160,643          160,643
Trading equity securities                           26,074           26,074            20,097           20,097
Mortgage loans                                   1,386,055        1,532,112         1,279,723        1,453,334
Policy loans                                       721,971          726,223           737,778          706,069
Derivatives                                         90,752           90,752            16,904           16,904
Investment products                              3,990,229        4,064,029         3,494,055        3,512,929
Debt                                                92,770           98,601            69,706           68,600


For cash and cash equivalents carrying value approximates estimated fair value. Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (incluappropriate provisions for default losses and borrower prepayments). For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy rate (including loan appropriate provisions for mortality and repayments). The estimated fair values of derivatives are based on quoted values. Investment products include flexible premium annuities, single premium deferredannuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold after 2001, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $11.6 million, $11.4 million, and $11.0 million for 2003, 2002, and 2001, respectively, related to the Company's disability income reinsurance.

Interest costs included in reinsurance agreements in place at December 31, 2003 and 2002 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2003 and 2002 was $49.2 billion and $45.1 billion, respectively.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                         2003         2002          2001
----------------------------------------------------------------------------
Insurance premiums:
Direct                                 $ 472,873    $ 459,391    $ 441,567
Reinsurance assumed                        1,326        1,104        1,186
Reinsurance ceded                        (62,973)     (68,442)     (65,157)
----------------------------------------------------------------------------
  Total insurance premiums             $ 411,226    $ 392,053    $ 377,596
============================================================================

Increase in policy liabilities:
Direct                                 $ 180,498    $ 134,195    $ 137,315
Reinsurance ceded                        (12,074)      (8,034)      (2,439)
---------------------------------------------------------------------------
  Total increase in policy liabilities $ 168,424    $ 126,161    $ 134,876
===========================================================================

Policy benefits:
Direct                                 $ 405,077    $ 405,553    $ 375,588
Reinsurance assumed                        2,958          129           11
Reinsurance ceded                        (78,361)     (65,813)     (63,589)
---------------------------------------------------------------------------
  Total policy benefits                $ 329,674    $ 339,869    $ 312,010
===========================================================================

Policyholders' dividends:
Direct                                 $ 130,275    $ 131,682    $ 117,038
Reinsurance ceded                         (3,501)      (3,620)      (3,634)
---------------------------------------------------------------------------
  Total policyholders' dividends       $ 126,774    $ 128,062    $ 113,404
===========================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                          2003         2002         2001
----------------------------------------------------------------------------
Balance, beginning of year             $ 580,144    $ 577,861    $ 539,690
Acquisition costs deferred               139,768      114,945       90,757
Amortization during the year             (85,589)     (64,545)     (42,610)
Adjustment to equity during the year     (28,179)     (48,117)      (9,976)
----------------------------------------------------------------------------
Balance, end of year                   $ 606,144    $ 580,144    $ 577,861
============================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation ofthe expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                                        2003                    2002                      2001
------------------------------------------------------------------------------------------------------------------------
                                                 Amount        Rate      Amount       Rate        Amount        Rate
------------------------------------------------------------------------------------------------------------------------
Current                                          $  8,527               $ 12,725                  $ 14,091
Deferred                                          (11,821)                (1,726)                    3,449
                                                 --------               --------                  --------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Expected income taxes                            $ 29,810     35.0%     $ 10,212      35.0%       $ 25,095       35.0%
Dividends received deduction                       (1,226)    (1.4)       (2,089)     (7.2)           (691)      (1.0)
Affordable housing tax credit                      (7,518)    (8.8)       (8,313)    (28.5)         (6,779)      (9.5)
Audit settlements                                 (10,508)   (12.3)          335       1.2              --         --
Corporate owned life insurance                     (3,879)    (4.6)          283       1.0            (159)      (0.2)
Other, net                                            122      0.1           476       1.6              74        0.1
------------------------------------------------------------------------------------------------------------------------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Effective federal income tax rate                              8.0%                    3.1%                       24.4%
                                                          ========                ========                    ========

The Company received $1.8 million in 2003, and paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively. Components of net deferred income tax assets at December 31 were as follows (in thousands):


                                                            2003       2002
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                             $   7,731  $  12,922
  Pension and other post retirement liabilities             63,141     58,186
  Policy liabilities                                       175,980    186,187
  Other liabilities and accrued expenses                    32,175     26,777
  Affordable housing tax credit carryforwards               12,993      6,799
  Other                                                      3,757      2,025
-------------------------------------------------------------------------------
    Total deferred income tax assets                       295,777    292,896
-------------------------------------------------------------------------------

Deferred income tax liabilities:
  Net unrealized gain on available-for-sale securities   $  47,844  $  32,781
  Deferred policy acquisition costs                        176,887    167,891
  Present value of future profits of insurance acquired     26,009     28,539
  Property and investments                                   8,845      8,815
    Other                                                    8,264     13,779
-------------------------------------------------------------------------------
      Total deferred income tax liabilities                267,849    251,805
-------------------------------------------------------------------------------
Total net deferred income tax assets                     $  27,928  $  41,091
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit deferred tax of assets.

The Company has affordable housing tax credit carryforwards of $13.0 million that begin to expire in 2021. National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequatetax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a result of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                       Pension Benefits                       Other Benefits
                                            ---------------------------------------------------------------------------
                                               2003         2002          2001        2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year     $ 197,439    $ 176,846    $ 162,691    $  28,464    $  24,064    $  21,820
  Service cost for benefits earned during
    the period                                  4,837        4,578        3,731        1,094          984          807
  Interest cost on benefit obligation          13,127       12,971       12,668        1,898        1,783        1,714
  Actuarial losses                             13,655       14,379       10,155        5,656        3,189        1,323
  Increase (decrease) in benefits due to
    plan amendments                              --          1,085         --         (3,407)        --           --
  Benefits paid                               (11,113)     (12,420)     (12,399)      (1,794)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year           $ 217,945    $ 197,439    $ 176,846    $  31,911    $  28,464    $  24,064
=======================================================================================================================
CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year            $  79,743    $  89,928    $ 106,982
    Actual income (loss) on plan assets        13,733       (4,613)     (11,474)
    Benefits paid                              (5,692)      (5,572)      (5,580)
--------------------------------------------------------------------------------
  Plan assets, end of year                  $  87,784    $  79,743    $  89,928
================================================================================

                                                          Pension Benefits                        Other Benefits
                                                -------------------------------------------------------------------------
                                                   2003        2002          2001          2003        2002         2001
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation                            $ 131,497    $ 117,064    $  97,956         --           --          --
  Plan assets                                     (87,784)     (79,743)     (89,928)        --           --          --
  Benefit obligation greater than plan assets      43,713       37,321        8,028
  Benefit obligation - other plans                 86,448       80,375       78,890    $  31,911    $  28,464   $  24,064
  Unrecognized actuarial (losses) gains           (38,326)     (33,691)      (7,600)      (3,132)       2,524       6,114
  Unrecognized prior service (costs) benefits        (979)      (1,085)        --          4,417        1,285       1,560
  Accrued benefit cost at September 30             90,856       82,920       79,318       33,196       32,273      31,738
  Payments subsequent to measurement
    date                                           (1,461)      (1,602)      (1,712)        --           --          --
-------------------------------------------------------------------------------------------------------------------------
  Accrued benefit cost at December 31           $  89,395    $  81,318    $  77,606       33,196    $  32,273   $  31,738
==========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):


                                                        Pension Benefits                       Other Benefits
                                                 ---------------------------------------------------------------------
                                                   2003       2002       2001           2003        2002       2001
----------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the
 period                                          $  4,837    $  4,578    $  3,731    $  1,094    $    984    $    807
Interest cost on benefit obligation                13,127      12,971      12,668       1,898       1,783       1,714
Expected (income) on plan assets                   (6,152)     (7,407)     (9,377)       --          --          --
Net amortization of unrecognized losses
 (gains)                                            1,439         308      (1,974)       --          (401)       (700)
Amortization of prior service costs (benefits)
 and plan amendments                                  106        --          --          (275)       (275)       (275)
----------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in
 operating expenses)                             $ 13,357    $ 10,450    $  5,048    $  2,717    $  2,091    $  1,546
======================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $83.0 million and $77.0 million at December 31, 2003 and 2002, respectively. The total ABO for the separately funded defined benefit pension plans was $117.8 million and $104.9 million at December 31, 2003 and 2002, respectively.

          The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                           Pension Benefits                                 Other Benefits
                                    --------------------------------------------------------------------------------
                                        2003             2002          2001          2003        2002         2001
--------------------------------------------------------------------------------------------------------------------
Discount rate                           6.25%            6.75%          7.5%         6.25%       6.75%         7.5%
Rate of increase in future
  compensation levels                3.0% - 6.5%     3.0% - 10.0%   3.0% - 10.0%
Expected long term return on plan
  assets                                 8.0%             8.0%          8.5%


Additional minimum pension liabilities at December 31, 2003 and 2002, were $23.2 million and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation at December 31, 2001. These liabilities are included, net of income tax effects of $8.1 million and $7.9 million, as a component of accumulated other comprehensive income in 2003 and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.8 million and increase the 2003 service and interest cost components of net periodic postretirement benefit cost by about $1.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and the 2003 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

See Note 17 for information on pension and other defined benefit postretirement plan curtailments to be recorded in 2004.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP No. FAS 106-1 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-1). In accordance with FSP 106-1, benefit obligations and net periodic postretirement benefit cost projections included in these financial statements or accompanying notes do not reflect the effects of the Act on the plans. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to change previously reported information.
NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                            2003                  2002
--------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                       $ 62,770              $ 69,706
        Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $7.0 million was repurchased in September 2003. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices.
        All interest and principal payments require prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care
        Administration.
7.50% Surplus Notes:                                                                         30,000                  --
        $30 million.  Issued by LSW to NLVF, maturing August 2033, interest payable annually on August 10. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments require prior written approval by the State of Texas Department of
        Insurance.
--------------------------------------------------------------------------------------------------------------------------
        Total debt                                                                         $ 92,770              $ 69,706
==========================================================================================================================

Interest paid on the 8.25% surplus notes was $5.8 million in 2003, 2002, and 2001. Interest paid on the 7.50% surplus notes was $86,000 in 2003, and $-0- in 2002 and 2001. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002. Interest paid on the term note was $-0-, $26,000, and $0.2 million in 2003, 2002, and 2001, respectively.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 60 basis points. The outstanding balance was $-0- as of December 31, 2003 and 2002. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2003 and 2002. Total interest on the combined lines of credit was $2,100 for 2003, $0.1 million for 2002 and $7,000 for 2001.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in operating expenses.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2003 and 2002, were $63.4 million and $51.2 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2003, 2002, and 2001 and are included in the consolidated statements of operations as change in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2003 (in millions):


                                                          Operating
Year                                                       Leases
-------------------------------------------------------------------
2004                                                       $  3.9
2005                                                          3.9
2006                                                          3.3
2007                                                           --
2008 and beyond                                                --
-------------------------------------------------------------------
Total minimum lease payments                               $ 11.1
===================================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.9 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. Please see Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002 and $1.9 million in 2001. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $17.1 and $10.9 million was required at December 31, 2003 and 2002, respectively. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $141.4 and $134.2 million at December 31, 2003 and 2002, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2003 and 2002 was $158.5 and $145.1 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2003 and 2002, and for the three years ended December 31, 2003, is as follows (in thousands):

                                                                                          2003        2002
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                     $3,967,596   $3,895,712
  Other liabilities                                                                       10,351        9,346
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 $3,977,947   $3,905,058
==============================================================================================================
ASSETS:
  Cash and cash equivalents                                                           $   68,709   $   37,615
  Available-for-sale debt and equity securities                                        2,338,609    2,227,844
  Mortgage loans                                                                         430,461      437,097
  Policy loans                                                                           584,255      610,672
  Accrued investment income                                                               49,222       53,017
  Premiums and fees receivable                                                            15,799       16,423
  Other assets                                                                           101,087      110,939
--------------------------------------------------------------------------------------------------------------
    Total assets                                                                      $3,588,142   $3,493,607
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets                $  389,805   $  411,451
  Closed block accumulated other comprehensive gain represented above                       --           --
--------------------------------------------------------------------------------------------------------------
  Maximum future earnings to be recognized from closed block assets and liabilities   $  389,805   $  411,451
==============================================================================================================

                                                                             2003         2002         2001
--------------------------------------------------------------------------------------------------------------
REVENUES:
  Premiums and other income                                               $ 272,103    $ 281,272    $ 295,418
  Net investment income                                                     222,076      232,088      212,626
  Net investment (loss) gain                                                 (1,559)     (10,468)       1,269
--------------------------------------------------------------------------------------------------------------
    Total revenues                                                          492,620      502,892      509,313
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                             50,922       42,430       70,167
  Policy benefits                                                           250,013      259,451      249,658
  Policyholders' dividends                                                  128,096      129,897      115,716
  Interest credited to policyholder account liabilities                      11,099       12,317       11,712
  Operating expenses                                                         12,697       12,913       14,976
  Commission expenses                                                         3,946        5,873        7,747
--------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                             456,773      462,881      469,976
--------------------------------------------------------------------------------------------------------------

  Pre-tax results of operations                                              35,847       40,011       39,337
    Income taxes                                                             14,201       14,019       13,768

  Closed block results of operations                                         21,646       25,992       25,569
  Other comprehensive income:
  Unrealized loss                                                              --           (700)     (12,610)
--------------------------------------------------------------------------------------------------------------
    Total closed block comprehensive income                               $  21,646    $  25,292    $  12,959
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $ 411,451    $ 436,743    $ 449,702
    Closed block comprehensive income                                        21,646       25,292       12,959
--------------------------------------------------------------------------------------------------------------
  End of year                                                             $ 389,805    $ 411,451    $ 436,743
==============================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2003 and 2002 were $2,183.2 million and $2,083.7 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.8 million and $0.5 million at December 31, 2003 and 2002, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through the trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2003 or 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus at December 31, 2003 was $452.4 million. 2003 statutory net gain from operations was $18.8 million.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 14 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.4 million, $4.8 million, and $5.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. The Company holds PVFP attributable to two purchased blocks of insurance. The first block was purchased in February 1996 and accrues interest at 5.88%. The second block was purchased in July 1999 and accrues interest at 5.30%. Amortization of PVFP was $7.2 million, $9.5 million, and $8.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):
                                                Projected
        Year                                   Amortization
        -----------------------------------------------------
        2004                                   $      8,809
        2005                                          7,974
        2006                                          6,987
        2007                                          6,677
        2008                                          6,193

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 76.5% and 67.8% of the face value of total insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 64.9%, 63.9% and 68.8% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

NOTE 16 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities - , interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have voting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 will be required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in excess of accumulated earnings.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In April 2003, the Financial Accounting Standards Board's (FASB's) Derivative Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG
B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is October 1, 2003. The Company has reviewed its reinsurance receivables/(payables) and insurance products and believes that there are no embedded derivatives requiring bifurcation under DIG B36.

In July 2003, the Accounting Standards Executive Committee issued SoP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company is currently assessing the effect that adoption of SoP 03-01 would have on its financial position and results of operations. The Company currently estimates the after-tax cumulative affect of adopting SoP 03-1 will be $1.8 million.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 17 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at December 31, 2003.

As the outsourcing decision occurred after the measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects will be in 2004.

The pension benefit obligation will be reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 will be reduced by $0.8 million. Other post-employment benefit obligations will be reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 will be reduced by $0.2 million. The curtailment will reduce deferred post-employment benefit plan amendments, resulting in a 2004 pre-tax benefit of $0.6 million.

                        NATIONAL VARIABLE LIFE INSURANCE
                                    ACCOUNT
                               (VARITRAK SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 2003

[graphic omitted]


                                                     PRICEWATERHOUSECOOPERS LLP
                                                     125 High Street Boston
                                                     MA 02 1 10
                                                     Telephone (61 7) 530 5000
                                                     Facsimile (617) 530 5001




                         REPORT OF INDEPENDENT AUDITORS






To the Board of Directors of National Life lnsurance Company and Policyholders of National Variable Life lnsurance Account -VariTrak Segment:


 In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life lnsurance Account -VariTrak Segment (a segment within a Separate Account of National Life lnsurance Company) (the Segment) at December 31,2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.





/s/ PRICEWATERHOUSECOPERS LLP
-----------------------------


Boston, Massachusetts
April 2, 2004



          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF NET ASSETS

                                DECEMBER 31, 2003

TOTAL ASSETS AND NET ASSETS:

Investments in shares of mutual fund portfolios at market value
(policyholder accumulation units and unit value):

Alger American Growth Fund (752,208.51 accumulation units at $17.03 unit value)                           $ 12,806,398
                                                                                                          ============
Alger American Leveraged All Cap Fund (122,678.17 accumulation units at $7.30 unit value)                 $    895,812
                                                                                                          ============
Alger American Small Cap Fund (835,545.56 accumulation units at $9.39 unit value)                         $  7,846,164
                                                                                                          ============
American Century Variable Portfolios Income & Growth (283,431.38 accumulation units at $10.59 unit value) $  3,002,205
                                                                                                          ============
American Century Variable Portfolios Value (356,443.89 accumulation units at $14.85 unit value)           $  5,292,786
                                                                                                          ============
Dreyfus Socially Responsible Growth Fund (29,648.70 accumulation units at $6.75 unit value)               $    200,171
                                                                                                          ============
INVESCO Variable Investment Funds Dynamics (143,199.27 accumulation units at $6.73 unit value)            $    963,803
                                                                                                          ============
INVESCO Variable Investment Funds Health Sciences (192,939.04 accumulation units at $8.69 unit value)     $  1,677,018
                                                                                                          ============
INVESCO Variable Investment Funds Technology (284,718.39 accumulation units at $4.10 unit value)          $  1,168,171
                                                                                                          ============
JP Morgan Series Trust II International Opportunities (166,814.11 accumulation units at $9.34 unit value) $  1,558,324
                                                                                                          ============
JP Morgan Series Trust II Small Company (100,034.67 accumulation units at $12.00 unit value)              $  1,200,360
                                                                                                          ============
Neuberger Berman Partners Portfolio (98,768.57 accumulation units at $10.51 unit value)                   $  1,038,278
                                                                                                          ============
Sentinel Variable Products Trust Balanced (181,324.96 accumulation units at $15.74 unit value)            $  2,853,437
                                                                                                          ============
Sentinel Variable Products Trust Bond (270,147.22 accumulation units at $15.04 unit value)                $  4,062,749
                                                                                                          ============
Sentinel Variable Products Trust Common Stock (1,174,369.90 accumulation units at $17.39 unit value)      $ 20,425,328
                                                                                                          ============
Sentinel Variable Products Trust Growth Index (95,630.18 accumulation units at $7.50 unit value)          $    717,607
                                                                                                          ============
Sentinel Variable Products Trust Mid Cap Growth (456,641.96 accumulation units at $17.71 unit value)      $  8,087,547
                                                                                                          ============
Sentinel Variable Products Trust Money Market (891,526.26 accumulation units at $12.69 unit value)        $ 11,315,992
                                                                                                          ============
Sentinel Variable Products Trust Small Company (350,841.90 accumulation units at $28.24 unit value)       $  9,907,501
                                                                                                          ============
Strong Capital Management Mid Cap Growth II (533,877.86 accumulation units at $10.16 unit value)          $  5,422,183
                                                                                                          ============
Strong Capital Management Opportunity II (178,437.76 accumulation units at $13.83 unit value)             $  2,468,449
                                                                                                          ============
Variable Ins Prods Fund Contrafund Portfolio (466,650.95 accumulation units at $17.90 unit value)         $  8,354,223
                                                                                                          ============
Variable Ins Prods Fund Equity Income Portfolio (342,629.43 accumulation units at $37.87 unit value)      $ 12,974,427
                                                                                                          ============
Variable Ins Prods Fund Growth Portfolio (400,693.39 accumulation units at $37.82 unit value)             $ 15,152,831
                                                                                                          ============
Variable Ins Prods Fund High Income Portfolio (173,173.73 accumulation units at $25.30 unit value)        $  4,380,999
                                                                                                          ============
Variable Ins Prods Fund Index 500 Portfolio (1,260,225.62 accumulation units at $27.47 unit value)        $ 34,623,023
                                                                                                          ============
Variable Ins Prods Fund Investment Grade Bond Portfolio (371,043.58 accumulation units at $12.49 unit     $  4,632,796
                                                                                                          ============
value)
Variable Ins Prods Fund Overseas Portfolio (453,841.84 accumulation units at $20.67 unit value)           $  9,380,063
                                                                                                          ============




   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                  AMERICAN CENTURY VARIABLE
                                                    ALGER AMERICAN FUND                    PORTFOLIOS              DREYFUS
                                     -----------------------------------------    --------------------------    ------------
                                                      LEVERAGED                      INCOME &                      SOCIALLY
                                         GROWTH       ALL CAP        SMALL CAP       GROWTH         VALUE        RESPONSIBLE
                                         ------       -------        ---------       ------         -----        -----------

INVESTMENT INCOME:
Dividend income                      $      --      $      --      $      --      $    29,556    $    39,937    $       201

EXPENSES:
Mortality and expense risk
and administrative charges                96,541          5,692         57,627         21,347         35,998          1,293
                                     -----------------------------------------    --------------------------    -----------

NET INVESTMENT (LOSS) INCOME             (96,541)        (5,692)       (57,627)         8,209          3,939         (1,092)
                                     -----------------------------------------    --------------------------    -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                 --             --             --             --             --             --

Net realized loss from shares sold    (1,959,808)       (43,693)    (1,395,346)      (134,122)       (68,144)        (8,590)

Net unrealized appreciation
on investments                         5,257,014        225,463      3,704,141        750,390      1,131,029         43,479
                                     -----------------------------------------    --------------------------    -----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    3,297,206        181,770      2,308,795        616,268      1,062,885         34,889
                                     -----------------------------------------    --------------------------    -----------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $ 3,200,665    $   176,078    $ 2,251,168    $   624,477    $ 1,066,824    $    33,797
                                     =========================================    ==========================    ===========



   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                                     NEUBERGER
                                      INVESCO VARIABLE INVESTMENT FUNDS  JP MORGAN SERIES TRUST II     BERMAN
                                     ----------------------------------- -------------------------   ----------
                                                    HEALTH                INTERNATIONAL   SMALL       PARTNERS
                                      DYNAMICS     SCIENCES   TECHNOLOGY  OPPORTUNITIES  COMPANY      PORTFOLIO
                                      --------     --------   ----------  -------------  -------      ---------

INVESTMENT INCOME:
Dividend income                      $    --      $    --      $    --      $   9,735    $    --      $    --

EXPENSES:
Mortality and expense risk
and administrative charges               5,915       11,185        7,042       10,794        8,340        6,999
                                     -----------------------------------    ----------------------    ---------
NET INVESTMENT LOSS                     (5,915)     (11,185)      (7,042)      (1,059)      (8,340)      (6,999)
                                     -----------------------------------    ----------------------    ---------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions               --           --           --           --           --           --

Net realized loss from shares sold     (43,211)     (79,421)    (153,643)     (76,753)     (33,607)     (55,808)

Net unrealized appreciation
on investments                         256,693      398,826      438,170      440,713      332,670      293,863
                                     -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    213,482      319,405      284,527      363,960      299,063      238,055
                                     -----------------------------------    ----------------------    ---------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $ 207,567    $ 308,220    $ 277,485    $ 362,901    $ 290,723    $ 231,056
                                     ===================================    ======================    =========



   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                               SENTINEL VARIABLE PRODUCTS TRUST
                                  ------------------------------------------------------------------------------------------------
                                                               COMMON        GROWTH      MID CAP          MONEY         SMALL
                                  BALANCED(A)    BOND (A)       STOCK         INDEX       GROWTH          MARKET        COMPANY
                                  -----------    --------       -----         -----       ------          ------        -------

INVESTMENT INCOME:
Dividend income                   $  21,823   $   71,621   $   152,398    $     5,535    $      --      $    69,934    $     9,541

EXPENSES:
  Mortality and expense risk
    and administrative charges        9,847       14,668       144,946          4,476         56,783         84,537         69,702
                                  ------------------------------------------------------------------------------------------------

 NET INVESTMENT INCOME (LOSS)        11,976       56,953         7,452          1,059        (56,783)       (14,603)       (60,161)
                                  ------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

  Capital gains distributions        39,466       39,284          --             --             --             --            5,592

  Net realized gain (loss)
    from shares sold                 15,932       14,133      (712,733)       (32,334)      (550,698)          --          133,692

    Net unrealized appreciation
      on investments                293,731       78,701     5,264,386        140,696      2,819,604           --        2,520,307
                                  ------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS              349,129      132,118     4,551,653        108,362      2,268,906           --        2,659,591
                                  ------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS         $ 361,105   $  189,071   $ 4,559,105    $   109,421    $ 2,212,123    $   (14,603)   $ 2,599,430
                                  =================================================================================================

  (A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                         STRONG CAPITAL MANAGEMENT                     VARIABLE INSURANCE PRODUCTS FUND
                                 --------------------------------------    -------------------------------------------------------
                                  MID CAP                                      EQUITY                       HIGH
                                 GROWTH II   OPPORTUNITY II  CONTRAFUND        INCOME         GROWTH       INCOME       INDEX 500
                                 ---------   --------------  ----------        ------         ------       ------       ---------

INVESTMENT INCOME:
Dividend income                $      --      $    1,651    $    30,308    $   194,894    $    32,257    $  246,757    $   395,863

EXPENSES:
Mortality and expense risk
and administrative charges          42,042        18,205         61,847         98,578        112,908        33,547        254,621
                               ----------------------------------------    -------------------------------------------------------
NET INVESTMENT (LOSS) INCOME       (42,042)      (16,554)       (31,539)        96,316        (80,651)      213,210        141,242
                               ----------------------------------------    -------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions           --            --             --             --             --            --             --

Net realized loss from
  shares sold                   (1,005,246)     (333,328)      (408,003)      (795,104)    (2,790,698)     (242,654)    (2,973,777)

Net unrealized appreciation
on investments                   2,360,845       994,107      2,181,650      3,632,379      6,395,127       882,622      9,928,743
                               ----------------------------------------    -------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS              1,355,599       660,779      1,773,647      2,837,275      3,604,429       639,968      6,954,966
                               ----------------------------------------    -------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS      $ 1,313,557    $  644,225    $ 1,742,108    $ 2,933,591    $ 3,523,778    $  853,178    $ 7,096,208
                               ========================================    =======================================================



   The accompanying notes are an integral part of these financial statements.


     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT
         WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                         VARIABLE INSURANCE PRODUCTS FUND          GARTMORE
                                         --------------------------------  --------------------------
                                             INVESTMENT                    JP MORGAN       GOVERNMENT
                                             GRADE BOND       OVERSEAS     BALANCED (A)    BOND (A)
                                             ----------       --------     ------------    --------

INVESTMENT INCOME:
Dividend income                             $   152,773    $    58,335    $    80,099    $   257,039

EXPENSES:
Mortality and expense risk
and administrative charges                       39,211         65,673         11,998         19,681
                                            --------------------------    --------------------------
NET INVESTMENT INCOME (LOSS)                    113,562         (7,338)        68,101        237,358
                                            --------------------------    --------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                      53,753           --             --           36,591

Net realized gain (loss) from shares sold        85,828     (1,229,405)      (233,717)       (87,531)

Net unrealized (depreciation)
appreciation on investments                     (79,623)     4,010,168        317,522       (193,498)
                                            --------------------------    --------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                       59,958      2,780,763         83,805       (244,438)
                                            --------------------------    --------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   $   173,520    $ 2,773,425    $   151,906    $    (7,080)
                                            ==========================    ==========================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT) Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.


   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE PORTFOLIOS   DREYFUS
                                     -------------------------------------------- ------------------------------------ ----------
                                                        LEVERAGED                      INCOME &                         SOCIALLY
                                         GROWTH          ALL CAP       SMALL CAP        GROWTH          VALUE          RESPONSIBLE
                                         ------          -------       ---------        ------          -----          -----------

NET INVESTMENT (LOSS) INCOME         $    (96,541)   $     (5,692)   $    (57,627)   $      8,209    $      3,939    $     (1,092)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                  --              --              --              --              --              --
Net realized loss from shares sold     (1,959,808)        (43,693)     (1,395,346)       (134,122)        (68,144)         (8,590)
Net unrealized appreciation
on investments                          5,257,014         225,463       3,704,141         750,390       1,131,029          43,479
                                     --------------------------------------------    ----------------------------    ------------
Net realized and unrealized
gain on investments                     3,297,206         181,770       2,308,795         616,268       1,062,885          34,889
                                     --------------------------------------------    ----------------------------    ------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS               3,200,665         176,078       2,251,168         624,477       1,066,824          33,797
                                     --------------------------------------------    ----------------------------    ------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                    2,740,394         297,380       1,519,889         671,891       1,206,948          51,095
Transfers between investment
sub-accounts and general account, net    (259,107)        110,929        (128,042)        116,989         337,506          27,804
Surrenders and lapses                    (532,871)        (16,073)       (401,230)       (124,699)       (138,247)           (898)
Contract benefits                          (7,502)           (529)         (3,702)           (451)         (5,234)         (2,219)
Loan collateral interest received          22,836             388          13,749           1,558           3,416            --
Transfers for policy loans               (193,302)         (6,739)       (157,551)         (6,697)        (36,575)         (1,992)
Contract charges                       (1,198,309)        (91,792)       (674,921)       (290,462)       (471,197)        (21,090)
Other                                      (1,978)            410             806            (440)           (318)             89
                                     --------------------------------------------    ----------------------------    ------------
Total net accumulation unit               570,161         293,974         168,998         367,689         896,299          52,789
transactions
                                     --------------------------------------------    ----------------------------    ------------
Increase in net assets                  3,770,826         470,052       2,420,166         992,166       1,963,123          86,586

Net assets, beginning of period         9,035,572         425,760       5,425,998       2,010,039       3,329,663         113,585
                                     --------------------------------------------    ----------------------------    ------------
NET ASSETS, END OF PERIOD            $ 12,806,398    $    895,812    $  7,846,164    $  3,002,205    $  5,292,786    $    200,171
                                     ============================================    ============================    ============






UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance      710,936.58     77,853.13    815,159.46    243,276.38    286,595.48    21,009.66
Units issued           198,367.40     45,344.39    183,342.99     73,376.64     94,057.23     8,361.81
Units transferred      (18,755.84)    16,914.41    (15,445.60)    12,776.27     26,301.78     4,550.19
Units redeemed        (138,339.63)   (17,433.76)  (147,511.29)   (45,997.91)   (50,510.60)   (4,272.96)
                      ---------------------------------------    ------------------------   ----------
Ending balance         752,208.51    122,678.17    835,545.56    283,431.38    356,443.89    29,648.70
                      =======================================    ========================   ==========





   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                                                    NEUBERGER
                                              INVESCO VARIABLE INVESTMENT FUNDS      JP MORGAN SERIES TRUST II        BERMAN
                                        -----------------------------------------  ----------------------------   ------------
                                                          HEALTH                    INTERNATIONAL     SMALL          PARTNERS
                                           DYNAMICS      SCIENCES      TECHNOLOGY   OPPORTUNITIES     COMPANY        PORTFOLIO
                                           --------      --------      ----------   -------------     -------        ---------

NET INVESTMENT LOSS                     $    (5,915)   $   (11,185)   $    (7,042)   $    (1,059)   $    (8,340)   $    (6,999)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                    --             --             --             --             --             --
Net realized loss from shares sold          (43,211)       (79,421)      (153,643)       (76,753)       (33,607)       (55,808)
Net unrealized appreciation
on investments                              256,693        398,826        438,170        440,713        332,670        293,863
                                        -----------------------------------------    --------------------------    -----------
Net realized and unrealized
gain on investments                         213,482        319,405        284,527        363,960        299,063        238,055
                                        -----------------------------------------    --------------------------    -----------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   207,567        308,220        277,485        362,901        290,723        231,056
                                        -----------------------------------------    --------------------------    -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        229,605        528,557        331,593        381,907        237,237        264,598
Transfers between investment
sub-accounts and general account, net       219,682        126,212        205,887         34,934         33,992         24,910
Surrenders and lapses                       (47,988)       (27,822)       (43,156)       (93,402)       (24,673)       (20,430)
Contract benefits                              --              (60)          --             --             --             --
Loan collateral interest received               154          1,209          2,400            693            572          1,336
Transfers for policy loans                  (17,964)       (15,882)        (6,598)        (9,225)       (10,651)        (7,149)
Contract charges                            (90,646)      (183,099)      (124,130)      (142,047)      (119,477)       (96,761)
Other                                           110             30           (304)          (182)           323            (12)
                                        -----------------------------------------    --------------------------    -----------
Total net accumulation unit                 292,953        429,145        365,692        172,678        117,323        166,492
transactions
                                        -----------------------------------------    --------------------------    -----------
Increase in net assets                      500,520        737,365        643,177        535,579        408,046        397,548

Net assets, beginning of period             463,283        939,653        524,994      1,022,745        792,314        640,730
                                        -----------------------------------------    --------------------------    -----------
NET ASSETS, END OF PERIOD               $   963,803    $ 1,677,018    $ 1,168,171    $ 1,558,324    $ 1,200,360    $ 1,038,278
                                        =========================================    ==========================    ===========

UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance       94,022.72    136,908.77    184,251.42    143,708.39     88,984.79    81,603.71
Units issued            38,542.64     69,009.76     91,098.91     51,102.28     22,343.79    27,279.31
Units transferred       36,876.92     16,478.56     56,563.56      4,674.45      3,201.48     2,568.15
Units redeemed         (26,243.01)   (29,458.05)   (47,195.50)   (32,671.01)   (14,495.39)  (12,682.60)
                       --------------------------------------    ------------------------   ----------
Ending balance         143,199.27    192,939.04    284,718.39    166,814.11    100,034.67    98,768.57
                       ======================================    ========================   ==========





   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 2003
                                                               SENTINEL VARIABLE PRODUCTS TRUST
                                ---------------------------------------------------------------------------------------------------
                                                                 COMMON        GROWTH        MID CAP          MONEY        SMALL
                                 BALANCED(A)     BOND (A)        STOCK          INDEX         GROWTH          MARKET      COMPANY


NET INVESTMENT INCOME (LOSS)    $    11,976    $   56,953    $      7,452    $   1,059    $   (56,783)  $    (14,603)  $   (60,161)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions          39,466        39,284            --           --             --             --           5,592
Net realized gain (loss)
  from shares sold                   15,932        14,133        (712,733)     (32,334)      (550,698)          --         133,692

Net unrealized appreciation
on investments                      293,731        78,701       5,264,386      140,696      2,819,604           --       2,520,307
                                --------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 349,129       132,118       4,551,653      108,362      2,268,906           --       2,659,591
                                --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                        361,105       189,071       4,559,105      109,421      2,212,123        (14,603)    2,599,430
                                --------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                231,319       441,604       3,601,185      202,287      1,677,280      8,015,202     2,069,521
Transfers between investment
  sub-accounts and general
  account, net                    2,464,417     3,710,393         612,403      131,716        193,510     (3,229,260)      296,149
Surrenders and lapses               (21,118)      (87,736)       (533,137)      (2,431)      (283,068)      (864,128)     (458,992)
Contract benefits                      --            --            (4,250)        --          (20,376)       (18,678)      (21,202)
Loan collateral interest
  received                            1,595         2,084          22,561          991          9,365         22,941         9,816
Transfers for policy loans          (29,935)      (29,208)       (313,623)      (3,703)       (83,344)      (104,059)      (71,311)
Contract charges                   (153,939)     (163,393)     (1,749,008)     (68,804)      (750,852)    (1,575,922)     (861,450)
Other                                    (7)          (66)         (1,852)        (120)          (164)        (9,008)          456
                                --------------------------------------------------------------------------------------------------
Total net accumulation unit       2,492,332     3,873,678       1,634,279      259,936        742,351      2,237,088       962,987
transactions
                                --------------------------------------------------------------------------------------------------
Increase in net assets            2,853,437     4,062,749       6,193,384      369,357      2,954,474      2,222,485     3,562,417

Net assets, beginning
  of period                            --            --        14,231,944      348,250      5,133,073      9,093,507     6,345,084
                                --------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD       $ 2,853,437    $4,062,749    $ 20,425,328    $ 717,607    $ 8,087,547   $ 11,315,992   $ 9,907,501
                                ==================================================================================================
UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance         --            --         1,065,897.34    57,021.77    407,463.84    715,356.49    310,528.99
Units issued            16,829.18     30,797.11      239,022.69    30,045.78    111,113.86    631,193.91     86,635.04
Units transferred      179,294.06    258,759.85       40,647.24    19,563.84     12,819.35   (254,302.92)    12,397.50
Units redeemed         (14,798.28)   (19,409.74)    (171,197.37)  (11,001.21)   (74,755.09)  (200,721.22)   (58,719.63)
                       -----------------------------------------------------------------------------------------------
Ending balance         181,324.96    270,147.22    1,174,369.90    95,630.18    456,641.96    891,526.26    350,841.90
                       ===============================================================================================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                   STRONG CAPITAL MANAGEMENT                    VARIABLE INSURANCE PRODUCTS FUND
                                -----------------------------  ------------------------------------------------------------------
                                    MID CAP                                  EQUITY                       HIGH
                                   GROWTH II   OPPORTUNITY II  CONTRAFUND    INCOME          GROWTH       INCOME       INDEX 500
                                   ---------   --------------  ----------    ------          ------       ------       ---------

NET INVESTMENT (LOSS) INCOME    $    (42,042) $    (16,554) $    (31,539) $     96,316   $    (80,651)  $   213,210   $    141,242

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions             --            --            --            --             --            --             --
Net realized loss from
  shares sold                     (1,005,246)     (333,328)     (408,003)     (795,104)    (2,790,698)     (242,654)    (2,973,777)
Net unrealized appreciation
on investments                     2,360,845       994,107     2,181,650     3,632,379      6,395,127       882,622      9,928,743
                                --------------------------  ----------------------------------------------------------------------
Net realized and unrealized
gain on investments                1,355,599       660,779     1,773,647     2,837,275      3,604,429       639,968      6,954,966
                                --------------------------  ----------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          1,313,557       644,225     1,742,108     2,933,591      3,523,778       853,178      7,096,208
                                --------------------------  ----------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits               1,403,334       629,958     1,671,514     2,141,024      3,093,768       883,036      8,024,481
Transfers between investment
  sub-accounts and general
  account, net                      (123,756)     (139,696)       33,553      (518,429)       (12,471)      164,275        (99,917)
Surrenders and lapses               (223,776)     (109,255)     (363,436)     (534,093)      (688,486)     (147,810)    (1,780,419)
Contract benefits                    (11,024)       (2,453)       (6,334)         (776)       (45,694)         --          (28,843)
Loan collateral interest
  received                             4,071         1,016        11,389        23,193         21,145         3,113         38,199
Transfers for policy loans          (146,890)      (30,466)      (63,306)     (133,714)      (182,410)      (38,296)       (59,467)
Contract charges                    (600,899)     (238,100)     (751,846)   (1,204,361)    (1,345,870)     (385,610)    (3,297,827)
Other                                    903           (47)       (1,286)        9,514            587           (25)           688
                                --------------------------  ----------------------------------------------------------------------
Total net accumulation
  unit transactions                  301,963       110,957       530,248      (217,642)       840,569       478,683      2,796,895
                                --------------------------  ----------------------------------------------------------------------

Increase in net assets             1,615,520       755,182     2,272,356     2,715,949      4,364,347     1,331,861      9,893,103

Net assets, beginning
  of period                        3,806,663     1,713,267     6,081,867    10,258,478     10,788,484     3,049,138     24,729,920
                                --------------------------  ----------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD                 $  5,422,183  $  2,468,449  $  8,354,223  $ 12,974,427   $ 15,152,831   $ 4,380,999   $ 34,623,023
                                ==========================  ======================================================================




UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance      498,564.74    168,167.24    432,529.90    349,925.86    375,619.02    152,021.67    1,145,545.43
Units issued           164,113.15     58,310.88    107,560.65     71,777.68     92,287.81     39,019.64      329,025.21
Units transferred      (14,472.67)   (12,930.70)     2,159.11    (17,380.30)      (372.01)     7,258.99       (4,096.86)
Units redeemed        (114,327.36)   (35,109.66)   (75,598.71)   (61,693.81)   (66,841.43)   (25,126.57)    (210,248.16)
                      -------------------------    --------------------------------------------------------------------
Ending balance         533,877.86    178,437.76    466,650.95    342,629.43    400,693.39    173,173.73    1,260,225.62
                      =========================    ====================================================================





   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                         VARIABLE INSURANCE PRODUCTS FUND          GARTMORE
                                         -------------------------------- -------------------------
                                           INVESTMENT                      JP MORGAN     GOVERNMENT
                                           GRADE BOND       OVERSEAS      BALANCED (A)     BOND (A)
                                           ----------       --------      ------------     --------

NET INVESTMENT INCOME (LOSS)               $   113,562    $    (7,338)   $    68,101    $   237,358

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                     53,753           --             --           36,591
Net realized gain (loss) from shares            85,828     (1,229,405)      (233,717)       (87,531)
sold
Net unrealized (depreciation)
appreciation on investments                    (79,623)     4,010,168        317,522       (193,498)
                                           --------------------------    --------------------------
Net realized and unrealized
gain (loss) on investments                      59,958      2,780,763         83,805       (244,438)
                                           --------------------------    --------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      173,520      2,773,425        151,906         (7,080)
                                           --------------------------    --------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                         1,195,621      1,621,048        359,769        539,691
Transfers between investment
sub-accounts and general account, net          385,239        (43,254)    (2,345,714)    (3,546,499)
Surrenders and lapses                         (233,018)      (347,757)       (51,583)       (61,346)
Contract benefits                                 (874)        (4,196)          --             --
Loan collateral interest received                4,669         12,291          1,499          1,050
Transfers for policy loans                     (34,609)      (165,982)       (84,579)       (10,909)
Contract charges                              (490,888)      (758,461)      (212,801)      (229,550)
Other                                             (523)            18          1,013           (104)
                                           --------------------------    --------------------------
Total net accumulation unit transactions       825,617        313,707     (2,332,396)    (3,307,667)
                                           --------------------------    --------------------------
Increase (decrease) in net assets              999,137      3,087,132     (2,180,490)    (3,314,747)

Net assets, beginning of period              3,633,659      6,292,931      2,180,490      3,314,747
                                           --------------------------    --------------------------
NET ASSETS, END OF PERIOD                  $ 4,632,796    $ 9,380,063    $      --      $      --
                                           ==========================    ==========================



UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance             303,436.32    432,631.73    169,923.46    231,224.22
Units issued                   97,905.76    109,600.99     26,210.47     37,727.39
Units transferred              31,546.05     (2,924.45)  (170,893.72)  (247,919.90)
Units redeemed                (61,844.55)   (85,466.43)   (25,240.21)   (21,031.71)
                              ------------------------   -------------------------
Ending balance                371,043.58    453,841.84       --            --
                              ========================   =========================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                                          AMERICAN CENTURY VARIABLE
                                                      ALGER AMERICAN FUND                         PORTFOLIOS              DREYFUS
                                        --------------------------------------------    -----------------------------   -----------
                                                           LEVERAGED                      INCOME &                       SOCIALLY
                                           GROWTH           ALL CAP       SMALL CAP        GROWTH           VALUE       RESPONSIBLE
                                           ------           -------       ---------        ------           -----       -----------

NET INVESTMENT (LOSS) INCOME            $    (90,466)   $     (3,375)   $    (52,864)   $      4,602    $     (4,129)   $     (559)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                     --              --              --              --           149,329          --

Net realized loss from shares sold        (3,507,665)        (51,085)     (1,749,085)       (240,883)        (52,219)       (8,993)

Net unrealized depreciation
on investments                              (757,341)       (107,899)        (62,386)       (228,882)       (552,440)      (23,264)
                                        --------------------------------------------    ----------------------------    ----------
Net realized and unrealized
loss on investments                       (4,265,006)       (158,984)     (1,811,471)       (469,765)       (455,330)      (32,257)
                                        --------------------------------------------    ----------------------------    ----------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 (4,355,472)       (162,359)     (1,864,335)       (465,163)       (459,459)      (32,816)
                                        --------------------------------------------    ----------------------------    ----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                       3,297,843         258,521       1,824,467         702,140       1,005,505        54,280
Transfers between investment
sub-accounts and general account, net       (601,461)         67,601        (271,349)       (174,645)        697,691        18,029
Surrenders and lapses                       (673,606)         (3,834)       (305,608)        (57,852)        (72,273)       (3,701)
Contract benefits                             (3,194)           (751)         (2,442)           --              (539)         --
Loan collateral interest received             23,226             234          12,553           1,213             978         1,491
Transfers for policy loans                   (43,617)         (9,692)        (73,527)         (1,622)        (85,944)       (1,916)
Contract charges                          (1,278,848)        (68,501)       (687,724)       (265,830)       (380,970)      (15,339)
Other                                         (4,308)            242           1,683             948           2,616           (10)
                                        --------------------------------------------    ----------------------------    ----------
Total net accumulation unit                  716,035         243,820         498,053         204,352       1,167,064        52,834
transactions
                                        --------------------------------------------    ----------------------------    ----------
(Decrease) increase in net assets         (3,639,437)         81,461      (1,366,282)       (260,811)        707,605        20,018

Net assets, beginning of period           12,675,009         344,299       6,792,280       2,270,850       2,622,058        93,567
                                        --------------------------------------------    ----------------------------    ----------
NET ASSETS, END OF PERIOD               $  9,035,572    $    425,760    $  5,425,998    $  2,010,039    $  3,329,663    $  113,585
                                        ============================================    ============================    ==========


UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance      662,300.07    41,236.81    746,095.47    219,624.77    195,446.31    12,187.45
Units issued           224,005.22    38,824.09    252,995.12     81,265.36     78,531.21     9,063.66
Units transferred      (40,854.10)   10,152.16    (37,627.41)   (20,213.33)    54,490.55     3,010.48
Units redeemed        (134,514.61)  (12,359.93)  (146,303.72)   (37,400.42)   (41,872.59)   (3,251.93)
                      --------------------------------------    ------------------------    ---------
Ending balance         710,936.58    77,853.13    815,159.46    243,276.38    286,595.48    21,009.66








   The accompanying notes are an integral part of these financial statements.






           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                                                                   NEUBERGER
                                              INVESCO VARIABLE INVESTMENT FUNDS     JP MORGAN SERIES TRUST II        BERMAN
                                        ------------------------------------------  -------------------------      ----------
                                                          HEALTH                     INTERNATIONAL     SMALL        PARTNERS
                                           DYNAMICS       SCIENCES      TECHNOLOGY   OPPORTUNITIES     COMPANY      PORTFOLIO
                                           --------       --------      ----------   -------------     -------      ---------

NET INVESTMENT LOSS                     $    (3,824)   $    (6,760)   $    (4,899)   $    (4,417)   $    (6,633)   $    (2,301)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                    --             --             --             --             --             --

Net realized loss from shares sold          (73,954)       (42,659)      (162,445)      (128,316)      (168,580)       (40,867)

Net unrealized depreciation
on investments                              (93,060)      (161,901)      (188,083)       (77,989)       (54,027)      (130,807)
                                        -----------------------------------------    --------------------------    -----------
Net realized and unrealized
loss on investments                        (167,014)      (204,560)      (350,528)      (206,305)      (222,607)      (171,674)
                                        -----------------------------------------    --------------------------    -----------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  (170,838)      (211,320)      (355,427)      (210,722)      (229,240)      (173,975)
                                        -----------------------------------------    --------------------------    -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        230,875        504,979        307,864        417,508        289,732        231,230
Transfers between investment
sub-accounts and general account, net       146,046        222,395        178,654         59,258        (55,094)        54,109
Surrenders and lapses                       (15,025)       (24,768)       (94,584)       (58,399)      (246,828)       (94,378)
Contract benefits                              --             --             --             --             (750)          --
Loan collateral interest received                80            307            859            235            193            939
Transfers for policy loans                   (1,755)        (3,022)          (287)        (3,986)       (12,455)        (6,517)
Contract charges                            (75,250)      (126,099)      (103,083)      (133,165)      (148,279)       (80,434)
Other                                         1,256            316           (564)           621         (3,773)           864
                                        -----------------------------------------    --------------------------    -----------
Total net accumulation unit                 286,227        574,108        288,859        282,072       (177,254)       105,813
transactions
                                        -----------------------------------------    --------------------------    -----------
Increase (decrease) in net assets           115,389        362,788        (66,568)        71,350       (406,494)       (68,162)

Net assets, beginning of period             347,894        576,865        591,562        951,395      1,198,808        708,892
                                        -----------------------------------------    --------------------------    -----------
NET ASSETS, END OF PERIOD               $   463,283    $   939,653    $   524,994    $ 1,022,745    $   792,314    $   640,730
                                        =========================================    ==========================    ===========




UNITS ISSUED,
TRANSFERRED AND
EDEEMED:

Beginning balance      47,653.07     62,931.73    109,370.66    108,233.14    104,544.72    67,876.05
Units issued           37,402.46     65,069.38     79,807.41     52,508.57     25,433.59    29,998.66
Units transferred      23,659.90     28,656.85     46,312.38      7,452.68     (4,836.33)    7,019.84
Units redeemed        (14,692.71)   (19,749.19)   (51,239.03)   (24,486.00)   (36,157.19)  (23,290.84)
                      --------------------------------------    ------------------------   ----------
Ending balance         94,022.72    136,908.77    184,251.42    143,708.39     88,984.79    81,603.71
                      ======================================    ========================   ==========






   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                             SENTINEL VARIABLE PRODUCTS TRUST
                                        ------------------------------------------------------------------------------
                                           COMMON          GROWTH          MID CAP          MONEY           SMALL
                                           STOCK           INDEX           GROWTH           MARKET         COMPANY
                                           -----           -----           ------           ------         -------

NET INVESTMENT INCOME (LOSS)            $     54,794    $       (588)   $    (49,702)   $     34,609    $    (36,694)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                     --              --              --              --             6,990

Net realized (loss) gain from shares        (702,389)        (23,527)       (966,286)           --           127,469
sold

Net unrealized (depreciation)
appreciation on investments               (2,326,926)        (57,970)       (553,185)           --        (1,123,627)
                                        ----------------------------------------------------------------------------
Net realized and unrealized
loss on investments                       (3,029,315)        (81,497)     (1,519,471)           --          (989,168)
                                        ----------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 (2,974,521)        (82,085)     (1,569,173)         34,609      (1,025,862)
                                        ----------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                       3,633,480         147,196       1,869,972       8,134,818       1,809,536
Transfers between investment
sub-accounts and general account, net        898,455         129,720        (247,621)     (5,574,500)        898,507
Surrenders and lapses                       (836,688)        (10,195)       (269,818)       (691,137)       (360,148)
Contract benefits                            (27,808)           --              (682)        (10,101)         (3,555)
Loan collateral interest received             21,364             312           8,183          19,157           6,765
Transfers for policy loans                  (143,600)         (1,550)        (49,155)        477,253         (89,439)
Contract charges                          (1,602,452)        (50,520)       (730,917)     (1,509,694)       (712,889)
Other                                          1,631             (23)          3,404             494           2,951
                                        ----------------------------------------------------------------------------
Total net accumulation unit                1,944,382         214,940         583,366         846,290       1,551,728
transactions
                                        ----------------------------------------------------------------------------
(Decrease) increase in net assets         (1,030,139)        132,855        (985,807)        880,899         525,866

Net assets, beginning of period           15,262,083         215,395       6,118,880       8,212,608       5,819,218
                                        ----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD               $ 14,231,944    $    348,250    $  5,133,073    $  9,093,507    $  6,345,084
                                        ============================================================================



UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance        936,487.81    26,550.18    365,419.20    648,822.71    242,948.99
Units issued             241,828.48    20,867.66    134,773.53    639,544.55     78,807.91
Units transferred         59,797.22    18,390.13    (17,846.66)  (438,257.02)    39,131.28
Units redeemed          (172,216.17)   (8,786.20)   (74,882.23)  (134,753.75)   (50,359.19)
                       -------------------------------------------------------------------
Ending balance         1,065,897.34    57,021.77    407,463.84    715,356.49    310,528.99
                       ===================================================================

   The accompanying notes are an integral part of these financial statements.






           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                         STRONG CAPITAL MANAGEMENT                   VARIABLE INSURANCE PRODUCTS TRUST
                                      ------------------------------  ------------------------------------------------------------
                                         MID CAP                                         EQUITY                          HIGH
                                        GROWTH II     OPPORTUNITY II    CONTRAFUND       INCOME          GROWTH          INCOME
                                        ---------     --------------    ----------       ------          ------          ------

NET INVESTMENT (LOSS) INCOME          $    (38,673)   $     (7,829)   $     (5,967)   $     88,569    $    (81,656)   $    256,499

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                   --            36,599            --           255,542            --              --

Net realized loss from shares sold      (2,196,128)       (335,462)       (714,827)       (811,286)     (3,274,233)       (728,124)

Net unrealized appreciation
(depreciation) on investments              131,943        (276,079)         49,016      (1,679,613)     (1,314,728)        546,241
                                      --------------------------------------------    --------------------------------------------
Net realized and unrealized
loss on investments                     (2,064,185)       (574,942)       (665,811)     (2,235,357)     (4,588,961)       (181,883)
                                      --------------------------------------------    --------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS               (2,102,858)       (582,771)       (671,778)     (2,146,788)     (4,670,617)         74,616
                                      --------------------------------------------    --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     1,780,563         595,533       1,754,886       2,360,703       3,555,931         814,406
Transfers between investment
sub-accounts and general account, net      (93,749)        125,048        (132,244)         13,123        (255,129)         (6,933)
Surrenders and lapses                     (300,832)        (49,263)       (286,711)       (403,591)       (812,065)       (127,407)
Contract benefits                             --              (602)         (1,054)         (1,649)         (8,647)        (19,395)
Loan collateral interest received            3,080             647           8,708          20,182          21,729           3,824
Transfers for policy loans                 (27,335)        (36,110)        (70,684)       (166,111)       (129,209)         (1,086)
Contract charges                          (638,631)       (209,159)       (727,368)     (1,196,871)     (1,431,742)       (338,901)
Other                                       (2,867)            635           2,149           2,604           3,280             235
                                      --------------------------------------------    --------------------------------------------
Total net accumulation unit                720,229         426,729         547,682         628,390         944,148         324,743
transactions
                                      --------------------------------------------    --------------------------------------------
(Decrease) increase in net assets       (1,382,629)       (156,042)       (124,096)     (1,518,398)     (3,726,469)        399,359

Net assets, beginning of period          5,189,292       1,869,309       6,205,963      11,776,876      14,514,953       2,649,779
                                      --------------------------------------------    --------------------------------------------
NET ASSETS, END OF PERIOD             $  3,806,663    $  1,713,267    $  6,081,867    $ 10,258,478    $ 10,788,484    $  3,049,138
                                      ============================================    ============================================



UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance      420,672.57    133,076.38    396,521.89    330,661.91    350,066.18    135,440.87
Units issued           192,566.43     48,971.99    115,377.08     72,369.80     96,239.29     41,582.13
Units transferred      (10,138.88)    10,282.97     (8,694.54)       402.30     (6,904.92)      (353.99)
Units redeemed        (104,535.38)   (24,164.10)   (70,674.53)   (53,508.15)   (63,781.53)   (24,647.34)
                      -------------------------    ----------------------------------------------------
Ending balance         498,564.74    168,167.24    432,529.90    349,925.86    375,619.02    152,021.67
                      =========================    ====================================================




   The accompanying notes are an integral part of these financial statements.






           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                           VARIABLE INSURANCE PRODUCTS TRUST           MARKET STREET FUND
                                    --------------------------------------------   ------------------------
                                                      INVESTMENT
                                      INDEX 500       GRADE BOND       OVERSEAS       MANAGED          BOND
                                      ---------       ----------       --------       -------          ----

NET INVESTMENT INCOME (LOSS)        $     89,530    $     64,156    $     (9,239)   $     42,999    $     82,817

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions                 --              --              --              --              --

Net realized (loss) gain from         (3,781,976)         45,360      (1,343,325)       (152,329)         72,589
shares sold

Net unrealized (depreciation)
appreciation on investments           (3,061,487)        135,088        (275,528)       (151,511)         72,512
                                    --------------------------------------------    ----------------------------
Net realized and unrealized
(loss) gain on investments            (6,843,463)        180,448      (1,618,853)       (303,840)        145,101
                                    --------------------------------------------    ----------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS             (6,753,933)        244,604      (1,628,092)       (260,841)        227,918
                                    --------------------------------------------    ----------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   8,763,913       1,105,604       1,816,178         495,358         721,274
Transfers between investment
sub-accounts and general account,        435,171         715,969          (9,549)        114,089         437,262
net
Surrenders and lapses                 (1,068,077)        (81,292)       (339,992)        (96,064)       (112,073)
Contract benefits                        (10,375)           --           (25,582)           --              (663)
Loan collateral interest received         40,065             106          10,075           3,147             965
Transfers for policy loans              (267,980)        (36,598)        (90,777)        (16,778)        (37,211)
Contract charges                      (3,277,017)       (320,104)       (756,231)       (298,591)       (279,849)
Other                                      6,585            (408)             26             959           1,713
                                    --------------------------------------------    ----------------------------
Total net accumulation unit            4,622,285       1,383,277         604,148         202,120         731,418
transactions
                                    --------------------------------------------    ----------------------------
(Decrease) increase in net assets     (2,131,648)      1,627,881      (1,023,944)        (58,721)        959,336

Net assets, beginning of period       26,861,568       2,005,778       7,316,875       2,239,211       2,355,411
                                    --------------------------------------------    ----------------------------
NET ASSETS, END OF PERIOD           $ 24,729,920    $  3,633,659    $  6,292,931    $  2,180,490    $  3,314,747
                                    ============================================    ============================


UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance        958,812.21    183,172.48    397,433.34    155,194.83    177,640.76
Units issued             354,048.64     96,122.60    105,812.72     36,097.10     52,840.31
Units transferred         17,580.24     62,247.25       (556.34)     8,313.75     32,033.68
Units redeemed          (184,895.66)   (38,106.01)   (70,057.99)   (29,682.22)   (31,290.53)
                       ----------------------------------------    ------------------------
Ending balance         1,145,545.43    303,436.32    432,631.73    169,923.46    231,224.22
                       ========================================    ========================







   The accompanying notes are an integral part of these financial statements.


NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust
(SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VariTrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus, INVESCO Variable Investment Funds, JP Morgan Series Trust II, Neuberger Berman Management, SVPT, Strong Capital Management, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF). Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment as of December 31, 2003. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 7 for additional information on substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Alger American Growth Fund, Alger American Leveraged All Cap Fund, Alger American Small Cap Fund, ACVP Income & Growth, ACVP Value, Dreyfus Socially Responsible Growth Fund, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Health Sciences, INVESCO Variable Investment Funds Technology, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Partners Portfolio, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Growth Index Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, Strong Capital Management Mid Cap Growth II, Strong Capital Management Opportunity II, VIPF Contrafund, VIPF Equity Income, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Investment Grade Bond, and VIPF Overseas. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

PARTICIPANT TRANSACTIONS

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.


NOTE 3 - CHARGES AND EXPENSES

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

                               TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE          WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED                 HOW DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  3.25% of each premium payment
Premium Tax Charge             Upon receipt of premium payment    (2.0% for qualified  employee   Deducted from Premium Payment
                                                                  benefit plans)
---------------------------------------------------------------------------------------------------------------------------------
Surrender Charge               Upon surrender or lapse of the
                               Policy in Years 1 - 15,            $0 - $2 per $1000 of initial    Deducted from Accumulated
                               or the 15 Policy Years following   or increase in Face Amount      Value upon Surrender or Lapse
                               an increased Face Amount
---------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge          Upon surrender or lapse of the     $1.10 to $37.75 per $1000 of    Deducted from Accumulated
                               Policy during the first 15         initial or increased Face       Value upon Surrender or
                               Policy Years, or following an      Amount                          Lapse
                               increase in Face Amount
---------------------------------------------------------------------------------------------------------------------------------
Withdrawal Fees                Upon making a withdrawal           Lesser of 2% of amount          Deducted from Withdrawal
                                                                  withdrawn or $25                Amount
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                  Upon making a transfer             $25 per transfer in excess of 5 Deducted from Transfer Amount transfers in any one Policy Year
---------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread           At the end of each Policy Year,    1.3% - 2% annually of amount    Unit Liquidation from Account
                               or upon death, surrender or        held as Collateral              Value
                               lapse, if earlier
---------------------------------------------------------------------------------------------------------------------------------
Projection Report Charge       At the time Report is requested    $25 maximum in New York, no     Unit Liquidation from Account
                                                                  maximum elsewhere               Value
---------------------------------------------------------------------------------------------------------------------------------


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF CHARGE          WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED                 HOW DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance              On the Date of Issue of the Policy Varies based on age of Insured  Unit liquidation from Account
                               and on each Monthly Policy Date    and Duration of Policy          Value
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk     Deducted Daily                     Annual rate of 0.90% of the     Deducted from sub-accounts as
Fees                                                              average daily net assets of     a Reduction in Unit Value
                                                                  each subaccount of the Separate
                                                                  Account
---------------------------------------------------------------------------------------------------------------------------------
Administrative Fees            On the Date of Issue of the Policy $7.50 per month, plus $0.07 per Unit liquidation from Account
                               and on each Monthly Policy Date    $1000 of Face Amount            Value
---------------------------------------------------------------------------------------------------------------------------------
Riders                         On the Date of Issue of the Policy Amount varies depending on the  Unit liquidation from Account
                               and on each Monthly Policy Date    specifics of the Policy         Value
---------------------------------------------------------------------------------------------------------------------------------

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2003, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2003, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2004.



NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2003 are set forth below:


PORTFOLIO                                              SHARES              COST
---------                                              ------              ----
Alger American Fund
Growth                                                   384,692     $12,391,292
Leveraged All Cap                                         31,891         782,328
Small Cap                                                451,448       6,726,559
American Century Variable Portfolios
Income & Growth                                          456,957       2,674,667
Value                                                    679,433       4,501,949
Dreyfus Socially Responsible Growth Fund                   8,414         182,841
INVESCO Variable Investment Funds
Dynamics                                                  81,886         812,379
Health Sciences                                           95,448       1,429,887
Technology                                                98,414         933,689
JP Morgan Series Trust II
International Opportunities                              164,902       1,308,384
Small Company                                             85,374         989,423
Neuberger Berman Partners Portfolio                       67,421         893,349
Sentinel Variable Products Trust
Balanced                                                 253,414       2,559,706
Bond                                                     396,366       3,984,048
Common Stock                                           2,020,309      18,167,610
Growth Index                                              94,546         630,886
Mid Cap Growth                                           977,938       6,786,267
Money Market                                          11,315,992      11,315,992
Small Company                                            736,617       7,953,933
Strong Capital Management
Mid Cap Growth II                                        394,915       5,030,114
Opportunity II                                           129,987       2,147,870
Variable Insurance Products Fund
Contrafund                                               361,186       7,080,172
Equity Income                                            559,725      11,610,173
Growth                                                   488,171      14,495,975
High Income                                              630,360       3,770,814
Index 500                                                274,503      30,984,005
Investment Grade Bond                                    339,399       4,525,733
Overseas                                                 601,672       8,021,102

The cost also represents the aggregate cost for federal income tax purposes.

PAGE>

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2003 aggregated the following:
                                                                   SALES
PORTFOLIO                                           PURCHASES     PROCEEDS
---------                                           ---------     --------
Alger American Fund
Growth                                           $ 3,335,522   $ 2,861,902
Leveraged All Cap                                    474,551       186,269
Small Cap                                          1,943,629     1,832,258
American Century Variable Portfolios
Income & Growth                                      954,501       578,603
Value                                              1,941,254     1,041,016
Dreyfus
Socially Responsible Growth Fund                      83,826        32,130
Gartmore
Government Bond                            (A)     5,344,148     8,377,867
JP Morgan Balanced                         (A)     3,152,930     5,417,224
INVESCO Variable Investment Funds
Dynamics                                             505,599       218,560
Health Sciences                                      873,359       455,398
Technology                                           767,625       408,976
JP Morgan Series Trust II
International Opportunities                          558,723       387,104
Small Company                                        355,913       246,930
Neuberger Berman
Partners Portfolio                                   412,801       253,308
Sentinel Variable Products Trust
Balanced                                   (A)     2,810,782       267,007
Bond                                       (A)     4,461,965       492,050
Common Stock                                       5,309,922     3,668,192
Growth Index                                         424,883       163,888
Mid Cap Growth                                     2,462,183     1,776,616
Money Market                                      14,349,565    12,127,080
Small Company                                      3,137,438     2,229,020
Strong Capital Management
Mid Cap Growth II                                  1,719,376     1,459,455
Opportunity II                                       868,497       774,093
Variable Insurance Products Fund
Contrafund                                         2,286,842     1,788,135
Equity Income                                      3,576,974     3,698,300
Growth                                             4,098,870     3,338,952
High Income                                        1,922,368     1,230,475
Index 500                                         11,507,907     8,569,766
Investment Grade Bond                              2,884,872     1,891,939
Overseas                                           2,311,110     2,004,742

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Segment, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2003, 2002 and 2001 are shown below. Information for the year ended 2003 reflects the adoption of AICPA Statement of Position 03-5, FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS. Certain ratios presented for the prior years reflect the presentation used in the current year.

                                             AT DECEMBER 31, 2003                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                         INVESTMENT    EXPENSE  TOTAL RETURN
PORTFOLIO                                    UNITS         UNIT VALUE     NET ASSETS    INCOME RATIO* RATIO **      ***
Alger American Fund
Growth                                      752,208.51        17.03       12,806,398        0.00%    0.90%   33.95%
Leveraged All Cap                           122,678.17         7.30          895,812        0.00%    0.90%   33.49%
Small Cap                                   835,545.56         9.39        7,846,164        0.00%    0.90%   41.00%
American Century Variable Portfolios
Income & Growth                             283,431.38        10.59        3,002,205        1.18%    0.90%   28.24%
Value                                       356,443.89        14.85        5,292,786        0.94%    0.90%   27.79%
Dreyfus
Socially Responsible                         29,648.70         6.75          200,171        0.13%    0.90%   24.80%
Gartmore
Government Bond           (A)                                                               6.55%    0.90%   (16.74%)
JP Morgan Balanced        (A)                                                               3.43%    0.90%   (32.97%)
INVESCO Variable Investment Funds
Dynamics                                    143,199.27         6.73          963,803        0.00%    0.90%   36.52%
Health Sciences                             192,939.04         8.69        1,677,018        0.00%    0.90%   26.70%
Technology                                  284,718.39         4.10        1,168,171        0.00%    0.90%   43.96%
JP Morgan Series Trust II
International Opportunities                 166,814.11         9.34        1,558,324        0.77%    0.90%   31.20%
Small Company                               100,034.67        12.00        1,200,360        0.00%    0.90%   34.83%
Neuberger Berman
Partners Portfolio                           98,768.57        10.51        1,038,278        0.00%    0.90%   33.91%
Sentinel Variable Products Trust
Balanced                  (A)               181,324.96        15.74        2,853,437        0.81%    0.90%   57.37%
Bond                      (A)               270,147.22        15.04        4,062,749        1.79%    0.90%   50.39%
Common Stock                              1,174,369.90        17.39       20,425,328        0.91%    0.90%   30.28%
Growth Index                                 95,630.18         7.50          717,607        1.02%    0.90%   22.81%
Mid Cap Growth                              456,641.96        17.71        8,087,547        0.00%    0.90%   40.56%
Money Market                                891,526.26        12.69       11,315,992        0.72%    0.90%   (0.14%)
Small Company                               350,841.90        28.24        9,907,501        0.12%    0.90%   38.22%
Strong Capital Management
Mid Cap Growth II                           533,877.86        10.16        5,422,183        0.00%    0.90%   32.93%
Opportunity II                              178,437.76        13.83        2,468,449        0.08%    0.90%   35.76%
Variable Insurance Products Fund
Contrafund                                  466,650.95        17.90        8,354,223        0.42%    0.90%   27.33%
Equity Income                               342,629.43        37.87       12,974,427        1.73%    0.90%   29.15%
Growth                                      400,693.39        37.82       15,152,831        0.25%    0.90%   31.67%
High Income                                 173,173.73        25.30        4,380,999        6.31%    0.90%   26.11%
Index 500                                 1,260,225.62        27.47       34,623,023        1.34%    0.90%   27.25%
Investment Grade Bond                       371,043.58        12.49        4,632,796        3.36%    0.90%    4.22%
Overseas                                    453,841.84        20.67        9,380,063        0.77%    0.90%   42.05%



(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

* These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.


                                                                     2002
                                                                                                           INVESTMENT
                                                        BEGINNING    ENDING       NET ASSETS AT EXPENSE    INCOME
PORTFOLIO                                      UNITS   UNIT VALUE   UNIT VALUE      END OF YEAR  RATIO*     RATIO** TOTAL RETURN***

Alger American Fund
Growth                                      710,936.58   19.14   12.71    9,035,572      0.90%   0.05%  (33.60%)
Leveraged All Cap                            77,853.13    8.35    5.47      425,760      0.90%   0.01%  (34.43%)
Small Cap                                   815,159.46    9.10    6.66    5,425,998      0.90%   0.00%  (26.85%)
American Century Variable Portfolios
Income & Growth                             243,276.38   10.34    8.26    2,010,039      0.90%   1.29%  (20.09%)
Value                                       286,595.48   13.42   11.62    3,329,663      0.90%   0.77%  (13.43%)
Dreyfus
Socially Responsible Growth Fund             21,009.66    7.68    5.41      113,585      0.90%   0.32%  (29.61%)
INVESCO Variable Investment Funds
Dynamics                                     94,022.72    7.30    4.93      463,283      0.90%   0.00%  (32.50%)
Health Sciences                             136,908.77    9.17    6.86      939,653      0.90%   0.00%  (25.15%)
Technology                                  184,251.42    5.41    2.85      524,994      0.90%   0.00%  (47.33%)
JP Morgan Series Trust II
International Opportunities                 143,708.39    8.79    7.12    1,022,745      0.90%   0.49%  (19.04%)
Small company                                88,984.79   11.47    8.90      792,314      0.90%   0.28%  (22.37%)
Market Street Fund
Managed                                     169,923.46   14.43   12.83    2,180,490      0.90%   2.96%  (11.07%)
Bond                                        231,224.22   13.26   14.34    3,314,747      0.90%   3.38%    8.11%
Neuberger Berman
Partners Portfolio                           81,603.71   10.44    7.85      640,730      0.90%   0.62%  (24.79%)
Sentinel Variable Products Trust
Common Stock                              1,065,897.34   16.30   13.35   14,231,944      0.90%   1.42%  (18.09%)
Growth Index                                 57,021.77    8.11    6.11      348,250      0.90%   0.70%  (24.69%)
Mid Cap Growth                              407,463.84   16.74   12.60    5,133,073      0.90%   0.00%  (24.75%)
Money Market                                715,356.49   12.66   12.71    9,093,507      0.90%   1.27%    0.41%
Small Company                               310,528.99   23.95   20.43    6,345,084      0.90%   0.33%  (14.68%)
Strong Capital Management
Mid Cap Growth II                           498,564.74   12.34    7.64    3,806,663      0.90%   0.00%  (38.13%)
Opportunity II                              168,167.24   14.05   10.19    1,713,267      0.90%   0.52%  (27.49%)
Variable Insurance Products Fund
Contrafund                                  432,529.90   15.65   14.06    6,081,867      0.90%   0.84%  (10.15%)
Equity Income                               349,925.86   35.62   29.32   10,258,478      0.90%   1.97%  (17.70%)
Growth                                      375,619.02   41.46   28.72   10,788,484      0.90%   0.30%  (30.72%)
High Income                                 152,021.67   19.56   20.06    3,049,138      0.90%   9.74%    2.54%
Index 500                                 1,145,545.43   28.02   21.59   24,729,920      0.90%   1.42%  (22.96%)
Investment Grade Bond                       303,436.32   10.95   11.98    3,633,659      0.90%   2.72%    9.36%
Overseas                                    432,631.73   18.41   14.55    6,292,931      0.90%   0.88%  (20.99%)


* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                                           2001
                                                                                                           INVESTMENT
                                                    BEGINNING   ENDING     NET ASSETS AT  EXPENSE   INCOME
PORTFOLIO                               UNITS          UNIT VALUE  UNIT VALUE END OF YEAR    RATIO*    RATIO**  TOTAL RETURN***

Alger American Fund
Growth                                  662,300.07   21.90   19.14   12,675,009      0.90%    0.24%   (12.61%)
Leveraged All Cap                        41,236.81   10.02    8.35      344,299      0.90%  (16.67%)
Small Cap                               746,095.47   13.03    9.10    6,792,280      0.90%    0.05%   (30.13%)
American Century Variable Portfolios
Income & Growth                         219,624.77   11.38   10.34    2,270,850      0.90%    0.86%    (9.14%)
Value                                   195,446.31   12.00   13.42    2,622,058      0.90%    0.68%    11.80%
Dreyfus
Socially Responsible Growth Fund         12,187.45   10.01    7.68       93,567      0.90%    0.10%   (23.30%)
INVESCO Variable Investment Funds
Dynamics                                 47,653.07   10.70    7.30      347,894      0.90%  (31.77%)
Health Sciences                          62,931.73   10.07    9.17      576,865      0.90%    0.45%   (13.36%)
Technology                              109,370.66   10.58    5.41      591,562      0.90%  (46.29%)
JP Morgan Series Trust II
International Opportunities             108,233.14   10.97    8.79      951,395      0.90%    1.14%   (19.87%)
Small Company                           104,544.72   12.58   11.47    1,198,808      0.90%    0.04%    (8.85%)
Market Street Fund
Managed                                 155,194.83   15.66   14.43    2,239,211      0.90%    3.95%    (7.86%)
Bond                                    177,640.76   12.46   13.26    2,355,411      0.90%    6.49%     6.42%
Neuberger Berman
Partners Portfolio                       67,876.05   10.85   10.44      708,893      0.90%    0.37%    (3.74%)
Sentinel Variable Products Trust
Common Stock                            936,487.81   17.89   16.30   15,262,083      0.90%    1.18%    (8.90%)
Growth Index                             26,550.18    9.46    8.11      215,395      0.90%    0.42%   (14.24%)
Mid Cap Growth                          365,419.20   22.31   16.74    6,118,880      0.90%  (24.94%)
Money Market                            648,822.71   12.32   12.66    8,212,608      0.90%    3.35%     2.74%
Small Company                           242,948.99   22.94   23.95    5,819,218      0.90%    0.35%     4.41%
Strong Capital Management
Mid Cap Growth                          420,672.57   17.98   12.34    5,189,292      0.90%  (31.39%)
Opportunity II                          133,076.38   14.72   14.05    1,869,309      0.90%    0.43%    (4.57%)
Variable Insurance Products Fund
Contrafund                              396,521.89   18.00   15.65    6,205,963      0.90%    0.79%   (13.05%)
Equity Income                           330,661.91   37.81   35.62   11,776,876      0.90%    1.70%    (5.80%)
Growth                                  350,066.18   50.81   41.46   14,514,953      0.90%    0.08%   (18.40%)
High Income                             135,440.87   22.37   19.56    2,649,779      0.90%   12.03%   (12.54%)
Index 500                               958,812.21   32.16   28.02   26,861,568      0.90%    1.06%   (12.89%)
Investment Grade Bond                   183,172.48   10.19   10.95    2,005,778      0.90%    0.52%     7.46%
Overseas                                397,433.34   23.57   18.41    7,316,875      0.90%    5.56%   (21.89%)

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003               Removed Portfolio             Surviving Portfolio
                             GVIT GOVERNMENT BOND FUND     SVPT BOND FUND
--------------------------------------------------------------------------------
Shares                       310,145.33                    370,313.53
NAV                          $    11.94                       $ 10.00
Net assets before            $ 3,703,135
Net assets after                                          $ 3,703,135
                             GVIT JP MORGAN BALANCED FUND  SVPT BALANCED FUND
Shares                       282,346.64                    242,818.11
NAV                          $ 8.60                        $ 10.00
Net assets before            $ 2,428,181
Net assets after                                           $ 2,428,181

NOTE 8 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 9 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                            PART C: OTHER INFORMATION


ITEM 26. EXHIBITS

     (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
     (b)  Custodian Agreements: Not applicable
     (c) (1) Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc. (3)
          (2)  Form of Equity Services, Inc. Branch Office Supervisor Contract
               (1)
          (3)  Form of Equity Services, Inc. Registered Representative Contract
               (1)
          4)   Schedule of Sales Commissions (6)
     (d) Contracts:
          (1)  Specimen VariTrak Policy Form (7)
          (2)  Rider for Guaranteed Insurability Options (7)
          (3)  Rider for Waiver of Monthly Deductions (7)
          (4)  Rider for Accidental Death Benefit (7)
          (5)  Rider for Guaranteed Death Benefit (7)
          (6)  Specimen VariTrak (NY) Policy Form (4)
          (7)  Specimen VariTrak (NY - Unisex) Policy Form (4)
          (8)  NY Rider for Guaranteed Insurability Options (4)
          (9)  NY Rider for Waiver of Monthly Deductions (4)
          (10) NY Rider for Accidental Death Benefit (4)
          (11) Form of Additional Protection Benefit Rider (11)
          (12) Form of Long Term Care - Chronic Illness Rider (11)
          (13) Form of Long Term Care Insurance Rider (11)
          (14) No Lapse Guarantee Rider (13)
          (15) Limited Power of Attorney(14)
     (e)      Applications:
          (1)  VariTrak Application Form (7)
          (2)  VariTrak (NY) Application Form (4)
     (f) Corporate documents:
          (1)  National Life Insurance Company's Charter documents (1)
          (2)  National Life Insurance Company's By-laws (1)
     (g)      Reinsurance agreements
          (1) Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (*)
          (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (14)
          (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (14)
          (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (14)
          (5)  Automatic Yearly Renewable Term Reinsurance Agreement - National
               Life Insurance Company and xxx, effective May 1, 1999 (14)
          (6)  Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (14)
          (7) Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (14)

     (h) Participation Agreements:
          (1) Form of Participation Agreement - Market Street, National Life Insurance Company and Equity Services, Inc. (3)
          (2) Participation Agreement - Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) - August 12, 1989
               (2)

          (2) (a)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (3)
          (3) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (3)
          (4) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (2) (a) Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company (4)
          (5) Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (5) (a) Form of Amendment to Shareholder Services Agreement (*)
          (6) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)
               (a)Form of Amendment to Participation Agreement (*)
          (7) Form of Participation Agreement between National Life Insurance Company and J.P. Morgan Series Trust II (5)
          (8) Form of Participation Agreement between National Life Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II (6)
          (9) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (10) (a) Form of Amendment to Participation Agreement (*)
          (10) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (10)
          (11) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc.
          (12) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (*)
          (13) Form of Amended and Restated Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.(*)
          (14) Participation Agreement - National Life Insurance Company and Scudder Investments VIT Funds (13)
          (15) Form of Participation Agreement among T. Rowe Price Equity Serives, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company(*)
          (16) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (*)
     (i)  Administrative Contracts: Not applicable
     (j)  Other Material Contracts: Not applicable
     (k) Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered (*)
     (l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered
     (m)  Calculation (15)
     (n)  (1)Consent of PricewaterhouseCoopers LLP, Auditors (*)
          (2)Consent of Sutherland Asbill & Brennan LLP (*)


     (o)  Not applicable
     (p)  Initial Capital Agreement: Not applicable
     (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8)
     (r)  Powers of Attorney
          (1)Robert E. Boardman (5)
          (2)A. Gary Shilling (9)
          (3)Jeremiah E. Casey 12)
          (4)Thomas H. MacLeay(12)

          (1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.
          (2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage - File No. 333-10593) filed February 12, 1999.
          (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
          (4) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
          (5) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
          (6) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 1998
          (7) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999
          (8) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1999
          (9) Incorporated herein by reference to Post-Effective Amendment No. 7 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2001
          (10) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001
          (11) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001
          (12) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2002
          (13) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed June 28, 2002


          (14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
          (15) Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2003
          *    Filed herewith

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS ADDRESS*       POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------       ------------------------------------
Thomas H. MacLeay                          Chairman of the Board & CEO and
                                           Director

James A. Mallon                            President & Chief Operating Officer
                                           and Director

Robert E. Boardman                         Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                          Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                               Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                           Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Edward J. Bonach                           Executive Vice President &
                                                Chief Financial Officer
Rodney A. Buck                             Executive Vice President &
                                                Chief Investment Officer
Michele S. Gatto                           Executive Vice President -
                                                Corporate Services & General
Counsel
Gregory H. Doremus                         Senior Vice President - New Business
                                                & Customer Service
Charles C. Kittredge                       Senior Vice President - Marketing
                                                Development & Operations

Wade H. Mayo                               Senior Vice President
Ruth B. Smith                              Senior Vice President - Registered
                                                Product & Life Event
                                                Distribution.
James K. McQueston                         Secretary of the Corporation
Robert E. Cotton                                 Treasurer


*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.



ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION


         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30.   PRINCIPAL UNDERWRITER


          (a) Equity Services, Inc. (ESI)is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. ESI is also the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:

------------------------------------- -------------------------------------------------- ----------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------  ------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Kenneth R. Ehinger                    President & Chief Executive Officer                None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
John M. Grab                          Senior Vice President & Chief Financial Officer    None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Stephen A. Englese                    Senior Vice President - Securities Operations      None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Gregory D. Teese                      Vice President - Compliance                        None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Isabelle Keiser                       Vice President                                     None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Tammy W. King                         Vice President - Marketing & Field Development     None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Budd A. Shedaker                      Assistant Vice President - Communications          None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Wendy K. Nunez                        Assistant Vice President                           None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
D. Russell Morgan                     Counsel                                            Assistant General Counsel
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Sharon E. Bernard                     Treasurer & Controller                             None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
James K. McQueston                    Secretary                                          Assistant General Counsel & Secretary
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Thomas H. MacLeay                     Director                                           Chairman & Chief Executive Officer
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Edward J. Bonach                      Director                                           Executive Vice President & Chief
                                                                                         Financial Officer
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Rodney A. Buck                        Director                                           Executive Vice President & Chief
                                                                                         Investment Officer
------------------------------------- -------------------------------------------------- ----------------------------------------


  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

--------------------- -------------------- ------------------- --------------------- -------------------
NAME OF               NET UNDERWRITING     COMPENSATION ON     BROKERAGE COMMISSIONS OTHER COMPENSATION
PRINCIPAL             DISCOUNTS AND        REDEMPTION
UNDERWRITER           COMMISSIONS
--------------------- -------------------- ------------------- --------------------- -------------------
--------------------- -------------------- ------------------- --------------------- -------------------
Equity Services, Inc.        $4,891,267               -0-             $4,891,267                -0-

--------------------- -------------------- ------------------- --------------------- -------------------


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 33.  FEE REPRESENTATION


National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 15 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2004.


                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY



Attest:/S/ CHRISTOPHER M. NERONHA          By: /S/THOMAS H. MACLEAY
      ----------------------------              --------------------
       Christopher M. Neronha                   Thomas H. MacLeay
       Assistant Secretary                      Chairman of the Board and
                                                Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that National Variable Life Insurance Account meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2004.

                                                 NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                                    (Depositor)


Attest: /S/ CHRISTOPHER M. NERONHA              By:  /S/THOMAS H. MACLEAY
      ----------------------------                   -------------------
       Christopher M. Neronha                        Thomas H. MacLeay
       Assistant Secretary                           Chairman of the Board and
                                                     Chief Executive Officer


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                     TITLE                               DATE


/S/ THOMAS H. MACLEAY         Chairman, Chief Executive           April 30, 2004
---------------------
Thomas H. MacLeay             Officer, and Director


/S/JAMES A. MALLON            President, Chief Operating          April 30, 2004
------------------
James A. Mallon               Officer and Director


/S/ EDWARD J. BONACH          Executive Vice President &          April 30, 2004
--------------------
Edward J. Bonach              Chief Financial Officer


ROBERT E. BOARDMAN*           Director                            April 30, 2004
------------------
Robert E. Boardman


JEREMIAH E. CASEY*            Director                           April, 30, 2004
-----------------
Jeremiah E. Casey


Bruce Lisman                  Director

A. GARY SHILLING*             Director                            April 30, 2004
----------------
A. Gary Shilling


*By: /S/ THOMAS H. MACLEAY                                  Date: April 30, 2004
     ---------------------
     Thomas H. MacLeay
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX




         26(g)(1) Reinsurance Agreement - National Life Insurance Company and xxxxx, effective September 1, 1997

         26(h)(5)(a) Form of Amendment to Shareholder Services Agreement among
                     National Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc.

         26(h)(6)(a) Form of Amendment to Participation Agreement between
                     National Life Insurance Company and Neuberger & Berman Advisers Managers Trust

         26(h)(9)(a) Form of Amendment to Fund Participation Agreement among
                     National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund

          26(h)(12)   Form of Amended and Restated Participation Agreement among
                      Variable Insurance Products Funds, Fidelity Distributors
                      Corporation and National Life Insurance Company

         26(h)(13)   Form of Participation Agreement among National Life
                     Insurance Company, Franklin Templeton Variable Insurance
                     Products Trust and Franklin/Templeton Distributors, Inc.

         26(h)(15)   Form of Participation Agreement among T. Rowe Price Equity
                     Services, Inc., T. Rowe Price Investment Services, Inc. and
                     National Life Insurance Company

         26(h) (16) Form of Participation Agreement among National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc.

         26(k)      Opinion and Consent of D. Russell Morgan, Assistant
                    General Counsel

         26(l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development

         26(n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

         26(n)  (2) Consent of Sutherland Asbill & Brennan LLP